FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207132-03

April 5, 2016

Free Writing Prospectus

Structural and Collateral Term Sheet

$694,726,725

(Approximate Initial Mortgage Pool Balance)

$593,122,000

(Offered Certificates)

Citigroup Commercial Mortgage Trust 2016-GC37

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2016-GC37

Citigroup Global Markets Realty Corp.

Rialto Mortgage Finance, LLC

The Bank of New York Mellon

KGS-Alpha Real Estate Capital Markets, LLC

Goldman Sachs Mortgage Company

RAIT Funding, LLC

As Sponsors and Mortgage Loan Sellers

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Academy Securities
Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated on or about April 6, 2016, included as part of our registration statement (SEC File No. 333-207132) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co. or Academy Securities, Inc. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co. or Academy Securities, Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$21,993,000		30.000%	(5)	[ ]%	(6)	2.73	5/16 - 12/20
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$19,474,000		30.000%	(5)	[ ]%	(6)	4.76	12/20 - 4/21
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$175,000,000		30.000%	(5)	[ ]%	(6)	9.61	9/25 - 1/26
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$227,379,000		30.000%	(5)	[ ]%	(6)	9.71	1/26 - 1/26
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$42,462,000		30.000%	(5)	[ ]%	(6)	7.24	4/21 - 9/25
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$526,255,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / AA-sf / AAA(sf)	$33,868,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aa3(sf) / AAAsf / AAA(sf)	$39,947,000	(10)	24.250%		[ ]%	(6)(11)	9.71	1/26 - 2/26
Class B(9)	NR / AA-sf / AA-(sf)	$33,868,000	(10)	19.375%		[ ]%	(6)(11)	9.79	2/26 - 2/26
Class EC(9)	NR / A-sf / A-(sf)	$106,814,000	(10)	14.625%	(12)	(11)	(11)	9.76	1/26 - 2/26
Class C(9)	NR / A-sf / A-(sf)	$32,999,000	(10)	14.625%	(12)	[ ]%	(6)(11)	9.79	2/26 - 2/26

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class D	NR / BBB-sf / BBB-(sf)	$38,210,000		9.125%		[ ]%	(6)	9.79	2/26 - 2/26
Class X-D	NR / BBB-sf / BBB-(sf)	$38,210,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class E	NR / BB-sf / BB(sf)	$19,105,000		6.375%		[ ]%	(6)	9.80	2/26 - 3/26
Class F	NR / B-sf / B+(sf)	$7,816,000		5.250%		[ ]%	(6)	9.87	3/26 - 3/26
Class G	NR / NR / B-(sf)	$7,816,000		4.125%		[ ]%	(6)	9.87	3/26 - 3/26
Class H	NR / NR / NR	$28,657,724		0.000%		[ ]%	(6)	9.88	3/26 - 4/26
Class R(13)	N/A	N/A		N/A		N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the Closing Date.

(4)	Determined assuming no prepayments prior to the maturity date for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

(5)	The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY (continued)

(7)	The Class X-A, Class X-B and Class X-D certificates (collectively, the “Class X Certificates”) will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component from time to time. The notional amount of the Class X-B certificates will be equal to the certificate balance of the Class B trust component from time to time. The notional amount of the Class X-D certificates will be equal to the certificate balance of the Class D certificates from time to time.

(8)	The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the weighted average of the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Preliminary Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate on the Class B trust component, as described in the Preliminary Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate on the Class D certificates, as described in the Preliminary Prospectus.

(9)	The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class EC certificates, and Class EC certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)	On the Closing Date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding certificate balances, subject to a variance of plus or minus 5%, of $39,947,000, $33,868,000 and $32,999,000, respectively. The Exchangeable Certificates and the Class EC certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Exchangeable Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding certificate balance of the Class A-S, Class B or Class C trust component. The Class EC certificates will represent a beneficial interest in the remaining percentage of the outstanding certificate balances of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class EC certificates or any exchange of Class EC certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding certificate balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class EC and Class C certificates will be increased or decreased accordingly. The initial certificate balance of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate balance of such class without giving effect to any issuance of Class EC certificates. The initial certificate balance of the Class EC certificates shown in the table above is equal to the aggregate of the maximum initial certificate balances of the Class A-S, Class B and Class C certificates, representing the maximum certificate balance of the Class EC certificates that could be issued in an exchange. The actual certificate balance of the Class EC certificates or any class of Exchangeable Certificates issued on the Closing Date may be less than the maximum certificate balance of that class and may be zero. The certificate balances of the Class A-S, Class B and Class C certificates to be issued on the Closing Date will be reduced, in required proportions, by an amount equal to the certificate balance of the Class EC certificates issued on the Closing Date. The aggregate certificate balance of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate balance of Exchangeable Certificates and Class EC certificates that could be outstanding on the Closing Date, equal to $106,814,000 (subject to a variance of plus or minus 5%).

(11)	The Class EC certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class EC certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates on the Class A-S, Class B and Class C certificates, respectively.

(12)	The approximate initial credit support percentages set forth for the Class C and Class EC certificates are equal to the subordination level of the underlying Class C trust component.

(13)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$694,726,725
Number of Mortgage Loans	54
Number of Mortgaged Properties	64
Average Cut-off Date Balance	$12,865,310
Weighted Average Mortgage Rate	4.94473%
Weighted Average Remaining Term to Maturity (months)	116
Weighted Average Remaining Amortization Term (months)(3)	346
Weighted Average Cut-off Date LTV Ratio(4)	65.4%
Weighted Average Maturity Date LTV Ratio(5)	57.5%
Weighted Average UW NCF DSCR(6)	1.46x
Weighted Average Debt Yield on Underwritten NOI(7)	9.6%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	22.7%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	50.8%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	26.5%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	2.7%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	3.6%

(1)	With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, UW NCF DSCR and Debt Yield on Underwritten NOI are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s), unless otherwise indicated. Other than as specifically noted, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, UW NCF DSCR and Debt Yield on Underwritten NOI information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio for each mortgage loan is calculated utilizing an “as-is” Appraised Value. With respect to 8 mortgage loans representing approximately 14.8% of the initial pool balance, the respective Cut-off Date LTV Ratio was calculated using (i) an Appraised Value based on certain adjustments and/or assumptions, (ii) the cut-off date principal balance of a mortgage loan less an economic holdback taken at origination or (iii) an “as-is “Appraised Value plus related property improvement plan (“PIP”) costs reserved for at origination, in each case as further described in the definitions of “Appraised Value” and/or “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus. The weighted average Cut-off Date LTV Ratio for the mortgage pool using only unadjusted “as-is” appraised values and the cut-off date principal balance of each mortgage loan is 66.2%.

(5)	Unless otherwise indicated, the Maturity Date LTV Ratio for each mortgage loan is calculated utilizing an “as-is” Appraised Value. With respect to 12 mortgage loans, representing approximately 25.7% of the initial pool balance, the respective Maturity Date LTV Ratio was calculated using (i) an Appraised Value based on certain adjustments and/or assumptions or (ii) an “as-stabilized” appraised value, in each case as further described in the definitions of “Appraised Value” and/or “Maturity Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus. The weighted average Maturity Date LTV Ratio for the mortgage pool using only unadjusted “as-is” appraised values for each mortgage loan is 58.9%.

(6)	Unless otherwise indicated, the UW NCF DSCR for each mortgage loan is calculated by dividing the UW NCF from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of UW NCF DSCR.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.

Co-Manager:	Academy Securities, Inc.

Depositor:	Citigroup Commercial Mortgage Securities Inc.

Initial Pool Balance:	$694,726,725

Master Servicer:	Wells Fargo Bank, National Association

Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Certificate Administrator:	Citibank, N.A.

Trustee:	Deutsche Bank Trust Company Americas

Operating Advisor:	Park Bridge Lender Services LLC

Asset Representations Reviewer:	Park Bridge Lender Services LLC

Closing Date:	April 26, 2016

Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in April 2016 (or, in the case of any mortgage loan that has its first due date in May 2016, the date that would have been its due date in April 2016 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day, commencing in May 2016

Distribution Date:	The 4th business day after the Determination Date, commencing in May 2016

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	April 2049

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TRANSACTION HIGHLIGHTS

■	$694,726,724 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 54 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $694,726,725 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $12,865,310 and are secured by 64 mortgaged properties located throughout 19 states

—	LTV: 65.4% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.46x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 9.6% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 73.5% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	22.7% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

-	50.8% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 45.4% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 96.8% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 50 mortgage loans representing 88.2% of the Initial Pool Balance

-	Insurance: 40 mortgage loans representing 56.4% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 48 mortgage loans representing 85.5% of the Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 20 mortgage loans representing 77.0% of the portion of the Initial Pool Balance that is secured by office, retail and mixed use properties

—	Predominantly Defeasance: 87.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 26.0% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 19.7% of the mortgaged properties by allocated Initial Pool Balance are retail properties (11.1% are anchored retail properties)

—	Multifamily: 16.3% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 16.2% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Land: 10.1% of the mortgaged properties by allocated Initial Pool Balance are land properties

—	Mixed Use: 6.6% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

■	Geographic Diversity: The 64 mortgaged properties are located throughout 19 states with only two states having greater than 10.0% of the allocated Initial Pool Balance: New York (18.9%) and Colorado (10.8%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	15	19	$342,298,366	49.3%
Rialto Mortgage Finance, LLC	9	10	107,425,000	15.5
The Bank of New York Mellon	6	8	92,759,029	13.4
KGS-Alpha Real Estate Capital Markets, LLC	18	21	74,730,408	10.8
Goldman Sachs Mortgage Company	3	3	56,136,918	8.1
RAIT Funding, LLC	3	3	21,377,004	3.1
Total	54	64	$694,726,725	100.0%

Ten Largest Mortgage Loans

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Units	Cut-off Date Balance Per SF / Rooms / Units	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
1	Sheraton Denver Downtown Fee	$70,000,000	10.1%	Land	1,231	$146,223	1.28x	5.8%	75.0%
2	Williams Mullen Center	51,744,943	7.4	Office	205,698	$252	1.31x	10.9%	64.3%
3	79 Madison Avenue	40,000,000	5.8	Office	274,084	$310	1.52x	8.1%	44.7%
4	Hilton Orrington Evanston	40,000,000	5.8	Hospitality	269	$148,699	1.64x	12.4%	65.7%
5	Austin Block 21	39,876,237	5.7	Mixed Use	(1)	$404	1.51x	11.6%	62.6%
6	Hotel on Rivington	36,500,000	5.3	Hospitality	109	$334,862	1.42x	10.2%	55.3%
7	West LA Office – 350 South Beverly Drive	34,600,000	5.0	Office	60,281	$574	1.21x	8.1%	71.8%
8	600 Broadway	30,000,000	4.3	Retail	77,280	$1,553	1.61x	8.0%	54.5%
9	5 Penn Plaza	25,000,000	3.6	Office	650,329	$400	1.64x	8.7%	48.1%
10	Hampshire Tower Apartments	22,000,000	3.2	Multifamily	216	$101,852	1.31x	8.6%	66.9%
	Top 10 Total / Wtd. Avg.	$389,721,179	56.1%				1.43x	9.1%	62.4%
	Remaining Total / Wtd. Avg.	305,005,546	43.9				1.51x	10.3%	69.4%
	Total / Wtd. Avg.	$694,726,725	100.0%				1.46x	9.6%	65.4%

(1)	Austin Block 21 is a 369,842 SF mixed use development consisting of a 251-room (226,442 SF) hotel component, an 86,757 SF music venue component and a 56,643 SF retail/office component. Cut-off Date Balance per SF / Room is calculated based on 369,842 SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW (continued)

Loan Combination Summary

Mortgaged Property Name(1)	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans	Pari Passu Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer	Special Servicer
Sheraton Denver Downtown Fee	$70,000,000	10.1%	1	$110,000,000	$180,000,000	CGCMT 2016-GC36	KeyBank	Wells Fargo
79 Madison Avenue	$40,000,000	5.8%	1	$45,000,000	$85,000,000	CGCMT 2016-P3(3)	Wells Fargo(3)	C-III(3)
Austin Block 21	$39,876,237	5.7%	1	$109,659,651	$149,535,887	CGCMT 2016-GC36	KeyBank	Wells Fargo
600 Broadway(4)	$30,000,000	4.3%	6	$90,000,000	$120,000,000	DBJPM 2016-C1(4)	Wells Fargo(4)	Midland(4)
5 Penn Plaza	$25,000,000	3.6%	3	$235,000,000	$260,000,000	CGCMT 2016-GC36	KeyBank	Wells Fargo
Park Place	$20,000,000	2.9%	2	$73,000,000	$93,000,000	CGCMT 2016-GC36	KeyBank	Wells Fargo

(1)	Each of the mortgage loans secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s), is referred to in this Term Sheet as a “loan combination”.

(2)	Each loan combination will be serviced under the related Controlling PSA, and the controlling class representative (or an equivalent entity) under the related Controlling PSA (or such other party as is designated under the related Controlling PSA) will be entitled to exercise the rights of controlling note holder for the subject loan combination.

(3)	The CGCMT 2016-P3 securitization transaction has not yet closed. However, based on a publicly available preliminary prospectus for the CGCMT 2016-P3 securitization transaction, it is expected that the 79 Madison Avenue controlling pari passu companion loan designated as note A-1 will be included in that transaction, and that transaction will close prior to this transaction.

(4)	It is anticipated that the 600 Broadway loan combination will initially be serviced by the applicable master servicer and special servicer pursuant to the pooling and servicing agreement for the CGCMT 2016-P3 securitization transaction. After the securitization of the 600 Broadway pari passu companion loan designated as note A-4, which is the related controlling note, the 600 Broadway loan combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization, which will then be the applicable Controlling PSA. It is further anticipated that the 600 Broadway controlling pari passu companion loan designated as note A-4 will be included in the DBJPM 2016-C1 securitization transaction and that such securitization transaction will close subsequent to the CGCMT 2016-P3 securitization transaction and prior to this transaction. The information in the foregoing table assumes that the DBJPM 2016-C1 pooling and servicing agreement will be the Controlling PSA for the 600 Broadway loan combination when this transaction closes. The information in this footnote and the foregoing table is, in part, based on publicly available preliminary prospectuses for the CGCMT 2016-P3 and DBJPM 2016-C1 securitization transactions.

Mortgage Loans with Existing Mezzanine Debt

Mortgaged Property Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
5 Penn Plaza	$25,000,000	$235,000,000	$40,000,000	$300,000,000	4.97999%	48.1%	55.6%	1.64x	1.39x

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
79 Madison Avenue	CGMRC	New York	New York	Office	$40,000,000	5.8%	WBCMT 2007-C33
Hotel on Rivington	CGMRC	New York	New York	Hospitality	$36,500,000	5.3%	GCCFC 2006-GG7
5 Penn Plaza	CGMRC	New York	New York	Office	$25,000,000	3.6%	JPMCC 2007-LD11
McCallum Glen	CGMRC	Dallas	Texas	Multifamily	$12,318,750	1.8%	LBUBS 2006-C4
McCallum Courts	CGMRC	Dallas	Texas	Multifamily	$6,825,000	1.0%	LBUBS 2006-C4
Deerfield Plaza	RMF	Orlando	Florida	Retail	$18,000,000	2.6%	CD 2006-CD2
Ashgrove Apartments	BNYM	Sterling Heights	Michigan	Multifamily	$8,723,000	1.3%	MLMT 2007-C1
Ramblewood Apartments	BNYM	Valdosta	Georgia	Multifamily	$2,859,000	0.4%	MLMT 2007-C1
Slate Run Apartments	BNYM	Miamisburg	Ohio	Multifamily	$1,468,000	0.2%	MLMT 2007-C1
Northwood Oaks	KGS	Clearwater	Florida	Retail	$8,175,000	1.2%	BSCMS 2007-PW15
Chesterfield Square	CGMRC	Chesterfield	Michigan	Retail	$6,543,750	0.9%	BSCMS 2006-PW12
Storage R Us - Aiken	RMF	Aiken	South Carolina	Self Storage	$3,800,000	0.5%	GSMS 2006-GG6
Storage R Us - Columbia	RMF	Columbia	South Carolina	Self Storage	$1,700,000	0.2%	GSMS 2006-GG6
Cottonwood Square Shopping Center	RAIT	Niwot	Colorado	Retail	$4,700,000	0.7%	JPMCC 2006-CB14
Providence Plaza	KGS	Deltona	Florida	Retail	$4,125,000	0.6%	BSCMS 2007-PW15
Fry’s at the Islands	BNYM	Gilbert	Arizona	Retail	$3,484,029	0.5%	GSMS 2006-GG6
Midway Self Storage	KGS	Alpharetta	Georgia	Self Storage	$2,142,606	0.3%	MLMT 2006-C1
Acworth Self Storage	KGS	Acworth	Georgia	Self Storage	$2,092,778	0.3%	MLMT 2006-C1

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	6	$180,335,866	26.0%	1.41x	59.6%	9.4%
CBD	4	151,344,943	21.8	1.40x	58.2%	9.2%
General Suburban	2	28,990,924	4.2	1.49x	67.1%	10.9%
Retail	21	$136,865,041	19.7%	1.49x	66.0%	9.2%
Anchored	6	77,220,754	11.1	1.51x	65.3%	9.3%
Shadow Anchored	5	27,952,165	4.0	1.55x	66.0%	9.7%
Single Tenant Retail	8	18,704,639	2.7	1.46x	65.5%	8.8%
Unanchored	2	12,987,483	1.9	1.25x	71.5%	8.2%
Multifamily	13	$113,077,030	16.3%	1.39x	71.2%	9.6%
Garden	11	79,527,030	11.4	1.43x	71.9%	10.0%
High-Rise	1	22,000,000	3.2	1.31x	66.9%	8.6%
Mid-Rise	1	11,550,000	1.7	1.28x	74.1%	8.6%
Hospitality	6	$112,535,681	16.2%	1.65x	62.2%	12.1%
Full Service	2	76,500,000	11.0	1.54x	60.7%	11.4%
Limited Service	3	24,835,681	3.6	1.78x	66.8%	13.0%
Extended Stay	1	11,200,000	1.6	2.18x	62.3%	15.2%
Land (Hospitality)	1	$70,000,000	10.1%	1.28x	75.0%	5.8%
Mixed Use	2	$46,176,237	6.6%	1.57x	61.9%	11.4%
Hospitality/Office/Retail	1	39,876,237	5.7	1.51x	62.6%	11.6%
Multifamily/Retail	1	6,300,000	0.9	1.96x	57.7%	9.9%
Self Storage	11	$29,957,461	4.3%	1.42x	70.0%	9.5%
Manufactured Housing	4	$5,779,409	0.8%	1.79x	71.5%	12.0%
Total	64	$694,726,725	100%	1.46x	65.4%	9.6%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)(3)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	4	$131,500,000	18.9%	$1,016,000,000	44.9%	$42,908,182	34.6%
Colorado	2	74,700,000	10.8	247,100,000	10.9	10,957,857	8.8
Texas	4	69,396,990	10.0	278,600,000	12.3	20,203,847	16.3
Illinois	4	63,575,000	9.2	93,150,000	4.1	7,359,398	5.9
Virginia	1	51,744,943	7.4	80,500,000	3.6	5,651,278	4.6
Michigan	9	49,331,166	7.1	68,150,000	3.0	5,242,795	4.2
Ohio	10	44,844,565	6.5	61,475,000	2.7	4,428,363	3.6
California	2	38,568,136	5.6	53,850,000	2.4	3,177,813	2.6
Florida	5	34,998,517	5.0	50,100,000	2.2	3,563,656	2.9
Arizona	3	30,284,029	4.4	155,650,000	6.9	10,364,804	8.3
Nevada	3	24,100,000	3.5	38,050,000	1.7	2,411,036	1.9
Maryland	1	22,000,000	3.2	32,900,000	1.5	1,881,890	1.5
Wisconsin	3	17,752,508	2.6	25,630,000	1.1	1,937,432	1.6
Indiana	2	9,214,409	1.3	12,745,000	0.6	914,097	0.7
South Carolina	3	8,125,000	1.2	10,990,000	0.5	796,657	0.6
Georgia	4	7,941,461	1.1	12,400,000	0.5	813,013	0.7
Kentucky	2	7,005,000	1.0	8,890,000	0.4	628,327	0.5
Oregon	1	6,300,000	0.9	10,910,000	0.5	623,770	0.5
Massachusetts	1	3,345,000	0.5	4,400,000	0.2	286,664	0.2
Total	64	$694,726,725	100.0%	$2,261,490,000	100.0%	$124,150,879	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

(3)	The Aggregate Appraised Value was calculated using the individual “as-is” appraised values for the Storage R Us Portfolio mortgaged properties without regard to the portfolio premium as described under “Certain Definitions—Appraised Value” in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
847,077- 4,999,999	22	$61,289,437	8.8%
5,000,000 - 9,999,999	11	84,045,355	12.1
10,000,000 - 14,999,999	7	83,827,004	12.1
15,000,000 - 19,999,999	3	55,843,750	8.0
20,000,000 - 29,999,999	3	67,000,000	9.6
30,000,000 - 39,999,999	4	140,976,237	20.3
40,000,000 - 54,999,999	3	131,744,943	19.0
55,000,000 - 70,000,000	1	70,000,000	10.1
Total	54	$694,726,725	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.20 - 1.35	15	$268,569,025	38.7%
1.36 - 1.50	12	139,548,764	20.1
1.51 - 1.65	12	215,947,422	31.1
1.66 - 1.80	7	22,003,756	3.2
1.81 - 2.00	5	35,560,681	5.1
2.01 - 2.18	3	13,097,077	1.9
Total	54	$694,726,725	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only, Then Amortizing(2)	29	$352,927,500	50.8%
Interest Only	7	184,300,000	26.5
Amortizing (30 Years)	16	104,439,873	15.0
Amortizing (20 Years)	1	51,744,943	7.4
Amortizing (25 Years)	1	1,314,409	0.2
Total	54	$694,726,725	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Springing	42	$357,564,622	51.5%
Hard	9	275,244,943	39.6
Hard (Hotel, Office, Retail) /	1	39,876,237	5.7
Soft (Music Venue)
Soft Springing	2	22,040,924	3.2
Total	54	$694,726,725	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
44.7 - 49.9	3	$65,847,077	9.5%
50.0 - 54.9	1	30,000,000	4.3
55.0 - 59.9	3	46,800,000	6.7
60.0 - 64.9	10	138,663,603	20.0
65.0 - 69.9	15	156,763,071	22.6
70.0 - 75.1	22	256,652,974	36.9
Total	54	$694,726,725	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
40.6 - 49.9	7	$167,892,019	24.2%
50.0 - 54.9	11	111,023,060	16.0
55.0 - 59.9	14	119,441,217	17.2
60.0 - 64.9	12	114,180,925	16.4
65.0 - 69.9	9	112,189,504	16.1
70.0 - 75.0	1	70,000,000	10.1
Total	54	$694,726,725	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Acquisition	25	$352,114,797	50.7%
Refinance	24	316,294,805	45.5
Refinance/Acquisition	1	14,150,000	2.0
Recapitalization	4	12,167,122	1.8
Total	54	$694,726,725	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4.340 - 4.500	3	$75,905,556	10.9%
4.501 - 4.950	24	317,384,178	45.7
4.951 - 5.200	21	220,469,830	31.7
5.201 - 5.450	2	15,790,924	2.3
5.451 - 5.700	3	61,176,237	8.8
5.701 - 5.900	1	4,000,000	0.6
Total	54	$694,726,725	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.8 - 7.9	3	$85,525,000	12.3%
8.0 - 8.9	13	217,347,600	31.3
9.0 - 9.9	10	72,062,730	10.4
10.0 - 10.9	13	180,544,760	26.0
11.0 - 11.9	4	46,775,266	6.7
12.0 - 12.9	5	60,871,257	8.8
13.0 - 13.9	5	20,400,113	2.9
14.0 - 15.2	1	11,200,000	1.6
Total	54	$694,726,725	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.8 - 7.9	6	$190,125,000	27.4%
8.0 - 8.9	14	142,268,353	20.5
9.0 - 9.9	13	144,441,976	20.8
10.0 - 10.9	12	179,501,920	25.8
11.0 - 11.9	5	23,977,990	3.5
12.0 - 12.9	1	1,314,409	0.2
13.0 - 13.8	3	13,097,077	1.9
Total	54	$694,726,725	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	5	$16,590,000	2.4%
24	4	$34,100,000	4.9%
36	12	$140,868,750	20.3%
48	4	$65,025,000	9.4%
60	4	$96,343,750	13.9%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	2	$17,177,004	2.5%
120	52	677,549,721	97.5
Total	54	$694,726,725	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
56 - 60	2	$17,177,004	2.5%
113 - 115	14	72,264,667	10.4
116 - 120	38	605,285,054	87.1
Total	54	$694,726,725	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	7	$184,300,000	26.5%
240	1	51,744,943	7.4
300	2	5,314,409	0.8
360	44	453,367,373	65.3
Total	54	$694,726,725	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	7	$184,300,000	26.5%
238	1	51,744,943	7.4
293 - 300	2	5,314,409	0.8
353 - 360	44	453,367,373	65.3
Total	54	$694,726,725	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	48	$587,532,975	84.6%
Yield Maintenance	5	88,050,000	12.7
Defeasance or Yield Maintenance	1	19,143,750	2.8
Total	54	$694,726,725	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	50	$612,553,208	88.2%
Replacement Reserves(1)	48	$593,753,208	85.5%
Insurance	40	$391,533,498	56.4%
TI/LC(2)	20	$279,903,627	77.0%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of the portion of the Initial Pool Balance secured by office, retail and mixed use properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Triangle Shopping Center	Retail	$10,377,004	1.5%	56	1.38x	9.7%	74.7%
Arizona Pavilion	Retail	$6,800,000	1.0%	60	1.26x	8.7%	64.8%

(1)	The table above presents the mortgage loans whose balloon payment would be applied to pay down the certificate balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments prior to the maturity date, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

STRUCTURAL OVERVIEW

Distributions	On each Distribution Date, funds available for distribution from the mortgage loans, net of (i) specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer, and (ii) any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):
1.	Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.
2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above and then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. However, if the certificate balances of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).
3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.
4.	Class A-S and Class EC certificates: (i) first, to interest on Class A-S and Class EC certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate balance of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.
5.	Class B and Class EC certificates: (i) first, to interest on Class B and Class EC certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate balance of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

17

STRUCTURAL OVERVIEW (continued)

Distributions (continued)	6.	Class C and Class EC certificates: (i) first, to interest on Class C and Class EC certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate balance of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

	7.	Class D and Class X-D certificates: (i) first, to interest on Class D and Class X-D certificates in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

	8.	Class E certificates: (i) first, to interest on Class E certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components), to principal on Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class E certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

	9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class EC, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class E certificates, until the certificate balance of each such class is reduced to zero.

Realized Losses	The certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F, Class G and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, in the case of each trust component, the Class EC certificates and the applicable class of Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class or trust component on such Distribution Date. On each Distribution Date, any such losses will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate balance of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate balance of the Class D certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance
Charges	On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period for such Distribution Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class X-B certificates, the Class B trust component (and correspondingly to the Class B and Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X, Class EC, and Exchangeable Certificates) and trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X, Class EC and Exchangeable Certificates) and trust component (and, therefore, the Class EC certificates and the applicable class of Exchangeable Certificates, collectively) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X, Class EC and Exchangeable Certificates) and trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X, Class EC and Exchangeable Certificates) and/or trust component in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X, Class EC and Exchangeable Certificates) and/or trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G, Class H or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the pooling and servicing agreement for this transaction, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances.

Serviced Mortgage
Loans/Outside Serviced
Mortgage Loans	Each of (i) the Sheraton Denver Downtown Fee loan combination, (ii) the 79 Madison Avenue loan combination, (iii) the Austin Block 21 loan combination, (iv) the 600 Broadway loan combination, (v) the 5 Penn Plaza loan combination and (vi) the Park Place loan combination constitutes an “outside serviced loan combination,” each related mortgage loan constitutes an “outside serviced mortgage loan” and each related companion loan constitutes an “outside serviced companion loan.” Each outside serviced mortgage loan and each related outside serviced companion loan will be serviced under a pooling and servicing agreement, trust and servicing agreement or comparable agreement other than the CGCMT 2016-GC37 pooling and servicing agreement (such other pooling and servicing agreement, trust and servicing agreement or comparable agreement, an “outside servicing agreement”) as reflected in the “Loan Combination Summary” table above.

All of the mortgage loans transferred to the issuing entity (other than the outside serviced mortgage loans), are sometimes referred to in this Term Sheet as the “serviced mortgage loans” or, together with any related companion loans, the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2016-GC37 pooling and servicing agreement). See “—Loan Combinations” below.

Appraisal Reduction
Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Class EC certificates, the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

Cumulative Appraisal
Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination for any mortgage loan, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loan, any Collateral Deficiency Amount then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Cumulative Appraisal
Reduction Amounts
(continued)	such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event, Collateral Deficiency Amounts will be allocable to the Class H, Class G, Class F and Class E certificates, in that order, like Appraisal Reduction Amounts.

“AB Modified Loan” means any corrected mortgage loan that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced companion loan(s) as one loan combination.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2016-GC37 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Directing Holder	The “Directing Holder” with respect to any mortgage loan will (or is expected to) be: (a) in the case of a mortgage loan serviced under the CGCMT 2016-GC37 pooling and servicing agreement, the Controlling Class Representative; and (b) in the case of any outside serviced mortgage loan, the controlling class representative (or equivalent entity) under, or such other party as may be designated in, the related outside servicing agreement.

Controlling Class
Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate balance). The “controlling class” is the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance as notionally reduced by any Cumulative Appraisal Reduction Amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates, or if no such class meets the preceding requirement, then the Class E certificates will be the controlling class; provided, however, that (at any time that the aggregate certificate balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components has been reduced to zero without regard to the allocation of Appraisal Reduction Amounts) (A) in the case of any class of Control Eligible Certificates to which the designation of “controlling class” would otherwise shift by operation of this definition, where the certificate balance of such class of Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) prior to such shift, then designation of “controlling class” shall not shift and shall remain with the class of Control Eligible Certificates currently designated as the controlling class, and (B) in the case of any class of Control Eligible Certificates which is then designated the “controlling class”, if the certificate balance of such class of Control Eligible Certificates is reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts), then the designation of “controlling class” shall shift to the class of Control Eligible Certificates that is the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Controlling Class
Representative
(continued)	most subordinate and that also has a remaining certificate balance. The “Control Eligible Certificates” consist of the Class E, Class F, Class G and Class H certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

Eightfold Real Estate Capital Fund IV, L.P., or its affiliate, is expected to purchase the Class E, Class F, Class G and Class H certificates and, on the Closing Date, is expected to appoint Eightfold Real Estate Capital Fund IV, L.P., or its affiliate, to be the initial Controlling Class Representative.

Control Termination
Event	A “Control Termination Event” will either (a) occur when no class of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amounts allocated to such class) that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below and in the Preliminary Prospectus; provided, however, that a Control Termination Event will in no event exist at any time that the aggregate certificate balance of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal of any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination
Event	A “Consultation Termination Event” will either (a) occur when no class of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amounts, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below and in the Preliminary Prospectus; provided, however, that a Consultation Termination Event will in no event exist at any time that the aggregate certificate balance of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero.

Control/Consultation
Rights	So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and/or consultation rights under the CGCMT 2016-GC37 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each serviced mortgage loan, except with respect to any serviced mortgage loan as to which the Controlling Class Representative or a holder of more than 50% of the controlling class of certificates (by certificate balance) is a borrower, mortgagor or manager of a related mortgaged property or an affiliate of any of the foregoing (any such mortgage loan, an “excluded mortgage loan”).

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain consultation rights under the CGCMT 2016-GC37 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans other than any excluded mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the Controlling Class by certificate balance and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate balance nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CGCMT 2016-GC37 pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)
Control/Consultation
Rights (continued)	With respect to an outside serviced loan combination, the Controlling Class Representative (prior to the occurrence of a Control Termination Event) may have limited consent and/or consultation rights, and the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement will have consent, consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Loan Combinations	The Sheraton Denver Downtown Fee mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Sheraton Denver Downtown Fee loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $70,000,000, and represents approximately 10.1% of the Initial Pool Balance. The related companion loan, evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $110,000,000, was contributed to the CGCMT 2016-GC36 securitization transaction. The Sheraton Denver Downtown Fee mortgage loan and the related companion loan are being serviced pursuant to the CGCMT 2016-GC36 pooling and servicing agreement.

The 79 Madison Avenue mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the 79 Madison Avenue loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $40,000,000, and represents approximately 5.8% of the Initial Pool Balance. The related companion loan, evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $45,000,000, is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to the CGCMT 2016-P3 securitization transaction. Based on a publicly available preliminary prospectus for the CGCMT 2016-P3 securitization transaction, that transaction is expected to close prior to this transaction. The 79 Madison Avenue mortgage loan and the related companion loan are expected to be serviced pursuant to the CGCMT 2016-P3 pooling and servicing agreement.

The Austin Block 21 mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Austin Block 21 loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $39,876,237, and represents approximately 5.7% of the Initial Pool Balance. The related companion loan, evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $109,659,651, was contributed to the CGCMT 2016-GC36 securitization transaction. The Austin Block 21 mortgage loan and the related companion loan are being serviced pursuant to the CGCMT 2016-GC36 pooling and servicing agreement.

The 600 Broadway mortgage loan (evidenced by notes A-2-2 and A-6), which represents a non-controlling interest in the 600 Broadway loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $30,000,000, and represents approximately 4.3% of the Initial Pool Balance. The related companion loans are evidenced by (i) the non-controlling notes A-1, A-2-1 and A-3, with an aggregate outstanding principal balance as of the Cut-off Date of $50,000,000, which are currently held by The Bank of New York Mellon outside the issuing entity and are expected to be contributed to the CGCMT 2016-P3 securitization transaction, and (ii) the controlling note A-4 and the non-controlling notes A-5-1 and A-5-2, with an aggregate outstanding principal balance as of the Cut-off Date of $40,000,000, which are currently held by German American Capital Corporation outside the issuing entity and are expected to be contributed to one or more future securitization transactions. It is expected that (i) prior to the securitization of the 600 Broadway companion loan representing the controlling interest in the 600 Broadway loan combination, the 600 Broadway loan combination will be serviced under the CGCMT 2016-P3 pooling and servicing agreement and (ii) after the securitization of the 600 Broadway companion loan representing the controlling interest in the 600 Broadway loan combination, the 600 Broadway loan combination will be serviced under the pooling and servicing agreement for such securitization transaction. Based on publicly available preliminary prospectuses for the relevant securitization transactions, the 600 Broadway controlling pari passu companion loan evidenced by note A-4 is expected to be included in the DBJPM 2016-C1 securitization transaction and the DBJPM 2016-C1 securitization transaction is expected to close after the CGCMT 2016-P3 securitization transaction and before this securitization transaction.

The 5 Penn Plaza mortgage loan (evidenced by note A-2-II), which represents a non-controlling interest in the 5 Penn Plaza loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $25,000,000, and represents approximately 3.6% of the Initial Pool Balance. The related companion loans are evidenced by (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $115,000,000, that was contributed to the CGCMT 2016-GC36 securitization transaction, (ii) the non-controlling note A-2-I, with an outstanding principal balance as of the Cut-off Date of $42,000,000 that is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to the CGCMT 2016-P3 securitization transaction and (iii) the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $78,000,000, that was contributed to the JPMBB 2016-C1 securitization transaction. The 5 Penn Plaza mortgage loan and the related companion loans are being serviced pursuant to the CGCMT 2016-GC36 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)

Loan Combinations
(continued)	The Park Place mortgage loan (evidenced by note A-2-1), which represents a non-controlling interest in the Park Place loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $20,000,000, and represents approximately 2.9% of the Initial Pool Balance. The related companion loans are evidenced (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $50,000,000, which was contributed to the CGCMT 2016-GC36 securitization transaction and (ii) a non-controlling note A-2-2, with an outstanding principal balance as of the Cut-Off Date of $23,000,000, which is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The Park Place mortgage loan and the related companion loan are being serviced pursuant to the CGCMT 2016-GC36 pooling and servicing agreement.

Servicing Standard	Each of the serviced loans will be serviced by the master servicer and the special servicer pursuant to the terms of the CGCMT 2016-GC37 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders as a collective whole as if such certificateholders constituted a single lender. The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means, for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of
Special Servicer	Prior to the occurrence and continuance of a Control Termination Event, the special servicer may be removed and replaced by the Controlling Class Representative (except with respect to any excluded mortgage loan) at any time with or without cause, in each case, upon satisfaction of certain conditions specified in the CGCMT 2016-GC37 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Certificateholder Quorum, or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace.

“Certificateholder Quorum” means the holders of certificates evidencing at least 75% of the aggregate voting rights (taking into account realized losses and the application of any Appraisal Reduction Amounts to notionally reduce the certificate balances) of all certificates (other than the Class R Certificates), on an aggregate basis.

Additionally, at any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2016-GC37 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but not any outside special servicer for any outside serviced loan combination), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates vote affirmatively to so replace.

The related outside special servicer under each outside servicing agreement generally may be (or it is anticipated that such related outside special servicer may be) replaced by the related outside controlling class representative or the vote of the requisite holders of certificates issued under that outside servicing agreement (depending on whether or not a control termination event or a consultation termination event exists under that outside servicing agreement) in a manner similar to the manner in which the special servicer may be replaced under the CGCMT 2016-GC37 pooling and servicing agreement as described in the four preceding paragraphs.

If the special servicer, to its knowledge, becomes a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, the Controlling Class Representative (so long as it is not itself a borrower party and so long as no Control Termination Event shall have occurred and be continuing) will be entitled to appoint a replacement special servicer for that mortgage loan. If the Controlling Class Representative or any other certificateholder of the controlling class is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the CGCMT 2016-GC37 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)

Servicing
Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any related final asset status report but will not have any approval or consultation rights. After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions with respect to the serviced loan(s) and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Asset Representations
Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of certificateholders evidencing at least 75% of a Certificateholder Quorum, the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the CGCMT 2016-GC37 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution
Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the CGCMT 2016-GC37 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the CGCMT 2016-GC37 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

26

STRUCTURAL OVERVIEW (continued)

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the CGCMT 2016-GC37 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the CGCMT 2016-GC37 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

27

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such mortgaged property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. Unless otherwise indicated, the Appraised Value for each mortgaged property is an “as-is” Appraised Value. With respect to the following mortgaged properties or portfolio of mortgaged properties, the Appraised Value is not an “as-is” Appraised Value, but is instead an “as-complete”, “hypothetical market value” or “as-is bulk” Appraised Value as follows: (i) with respect to Hilton Orrington Evanston, the Appraised Value is the “as-is” appraised value which assumes the completion of a garage renovation for which costs were reserved for at origination, (ii) with respect to American Self Storage, the Appraised Value is the “hypothetical market value” appraised value which assumes that certain container units are removed from the property and (iii) with respect to the Storage R Us Portfolio, the Appraised Value reflects an “as-is bulk” Appraised Value based on the assumption that such portfolio of mortgaged properties will be sold as a collective whole.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“Cut-off Date LTV Ratio”: With respect to each mortgage loan, the ratio, expressed as a percentage of (1) the cut-off date principal balance of that mortgage loan divided by (2) the Appraised Value of the related mortgaged property or mortgaged properties, except as set forth under the definition of “Cut-off Date LTV Ratio” in the Preliminary Prospectus including, without limitation: (i) with respect to any mortgage loan with a pari passu companion loan, the calculation of the Cut-off Date LTV Ratio is based on the aggregate principal balance of such mortgage loan and the related pari passu companion loan(s), unless otherwise indicated; (ii) with respect to the Staybridge Cleveland Mayfield, Holiday Inn Express & Suites Wisconsin and Hilton Garden Inn – Saint Charles mortgage loans, the Cut-off Date LTV Ratio was calculated using an “as-is” appraised value plus related PIP costs reserved for at origination, (iii) with respect to the Amsdell Self Storage – Cincinnati Portfolio and Troy Place Apartments mortgage loans, the Cut-off Date LTV Ratio was calculated based on the Cut-off Date principal balance less an economic holdback taken at origination, and (iv) with respect to the Hilton Orrington Evanston, American Self Storage and Storage R Us Portfolio mortgage loans, the Cut-off Date LTV Ratio was calculated using the related Appraised Value, which in each case is subject to certain adjustments as described under the definition of “Appraised Value” above.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: The borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, mixed use, multifamily and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. With respect to the Austin Block 21 mortgage loan, the related property manager(s) established an operating account (and the borrower has pledged its rights in such account to the lender) pursuant to the management agreement into which all receipts are deposited, following which the property manager(s) is only required to transfer to the lender’s cash management account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related management agreement, after payment of operating expenses, management fees and any reserves required under the management agreement, and the property manager will otherwise have unrestricted access to funds in the operating account to the extent and for the purposes set forth in the management agreement until the management agreement has been terminated. However, the loan documents prohibit the borrower or operating lessee from withdrawing or transferring money from such operating account.

■	“Maturity Date LTV Ratio”: With respect to each mortgage loan, the ratio, expressed as a percentage of (1) the balloon balance of that mortgage loan as adjusted to give effect to the amortization of the applicable mortgage loan as of its maturity date, assuming no prepayments or defaults, divided by (2) the Appraised Value of the related mortgaged property or portfolio of mortgaged properties, except as set forth under the definition of “Maturity Date LTV Ratio” in the Preliminary Prospectus including, without limitation: (i) with respect to any mortgage loan with a pari passu companion loan, the calculation of the Maturity Date LTV Ratio is based on the aggregate balloon balance at maturity of such mortgage loan and the related pari passu companion loan(s); (ii) with respect to 11 mortgage loans representing approximately 24.9% of the initial pool balance, the Maturity Date LTV Ratio was calculated using an “as stabilized” appraised value and (iii) with respect to the Storage R Us Portfolio mortgage loan, the Maturity Date LTV Ratio was calculated using the related Appraised Value, subject to certain adjustments as described under the definition of “Appraised Value” above.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class EC certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “class” for such purpose) that has an outstanding certificate balance as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS (continued)

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units, pads or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units, pads or beds in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as assumptions that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the mortgaged property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by each applicable rating agency engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, withdrawal or qualification of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager. With respect to the Austin Block 21 mortgage loan, the related approved music venue manager established an operating account (and the related approved music venue manager has pledged its rights in such account to the lender) pursuant to the related loan documents into which all receipts are deposited, following which the approved music venue manager is only required to transfer to the lender’s lockbox account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related lease agreement, after payment of operating expenses, management fees and any reserves required under the lease agreement, and the approved music venue manager will otherwise have unrestricted access to funds in the operating account to the extent and for the purposes set forth in the lease agreement until the lease agreement has been terminated. However, the loan documents prohibit the borrower from withdrawing or transferring money from such operating account.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the related loan documents, at which time the lockbox converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the related loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units, pads or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units, pads or beds at the mortgaged property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was calculated based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS (continued)

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet. In some cases, historical net cash flow for a particular mortgaged property, and/or the net cash flow assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps materially less) than the Underwritten Net Cash Flow shown in this Term Sheet for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten Net Cash Flows set forth in the Preliminary Prospectus intended to represent such future cash flows. See “Risk Factors—Underwritten Net Cash Flow Could be Based on Incorrect or Failed Assumptions” in the Preliminary Prospectus.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable), adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties. The Underwritten NOI for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net operating income for the mortgaged property to differ materially from the Underwritten NOI set forth in this Term Sheet. In some cases, historical net operating income for a particular mortgaged property, and/or the net operating income assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps, materially less) than the Underwritten NOI shown in this prospectus for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten NOIs set forth in this prospectus intended to represent such future cash flows.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), leases that are being negotiated and expected to be signed, additional space that a tenant has committed to take as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent steps generally within 17 months following the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In some cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance. See “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

SHERATON DENVER DOWNTOWN FEE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

SHERATON DENVER DOWNTOWN FEE

Sheraton Denver Downtown Fee
1550 Court Place
Denver, CO 80202
Denver
HIGHLAND
STONEMEN'S ROW
LOWER DOWNTOWN
ARAPAHOE SQUARE
FIVE POINTS
FINANCIAL DISTRICT
NORTH CAPITOL HILL
LINCOLN PARK
GOLDEN TRIANGLE
Coors Field
Union Station
Pepsi Center
Elitch Gardens Theme and Water Park
University of Colorado-Denver Auraria Campus
Denver Performing Arts Center
Colorado Convention Center
Colorado State Capitol
Civic Center Park
Denver Aquarium
16TH STREET MALL
RTD LIGHT RAIL
FUTURE FASTRACKS
FASTRACKS EAST RAIL (2016)
CIRCULATOR SHUTTLE
PLATTE VALLEY TROLLEY
W COLFAX AVE
Boulder
Broomfield
Thornton
Westminster
Arvada
Denver
Golden
Aurora
Lakewood
Englewood
Littleton
Centennial
Highlands Ranch
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

33

SHERATON DENVER DOWNTOWN FEE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Denver, Colorado	Cut-off Date Principal Balance(2)		$70,000,000
Property Type(1)	Land	Cut-off Date Principal Balance per Room(3)		$146,222.58
Size (Rooms)	1,231	Percentage of Initial Pool Balance		10.1%
Total TTM Occupancy as of 9/30/2015	77.0%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 9/30/2015	77.0%	Type of Security(1)		Fee Simple
Year Built / Latest Renovation	1959 / 2008-2010	Mortgage Rate		4.50000%
Appraised Value(1)	$240,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
Underwritten Revenues	$10,500,000	Original Interest-Only Period (Months)		120
Underwritten Expenses	$0
Underwritten Net Operating Income (NOI)	$10,500,000	Escrows
Underwritten Net Cash Flow (NCF)	$10,500,000		Upfront	Monthly
Cut-off Date LTV Ratio(2)(3)	75.0%	Taxes	$0	$0
Maturity Date LTV Ratio(2)(3)	75.0%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(3)	1.28x / 1.28x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	5.8% / 5.8%	Other	$0	$0

Sources and Uses(3)
Sources	$	%	Uses	$	%
Loan Combination Amount	$180,000,000	74.8%	Purchase Price	$235,000,000	97.6%
Principal’s New Cash Contribution	60,729,575	25.2	Closing Costs	5,729,575	2.4

Total Sources	$240,729,575	100.0%	Total Uses	$240,729,575	100.0%

(1)	The collateral for the Sheraton Denver Downtown Fee Loan consists of both the land and the improvements comprised of a 1,231-room full-service hotel. However, as the Sheraton Denver Downtown Fee Property is subject to a 99-year ground lease with various purchase options in favor of the ground lessee throughout the term of the Ground Lease, the value of the improvements were excluded from the analysis of the Sheraton Denver Downtown Fee Loan. The appraised value represents the leased fee interest in the Sheraton Denver Downtown Fee Property. See “—Appraisal” below.

(2)	The Sheraton Denver Downtown Fee Loan has an outstanding principal balance as of the Cut-off Date of $70,000,000 and represents the non-controlling note A-2 of the $180,000,000 Sheraton Denver Downtown Fee Loan Combination, which is evidenced by two pari passu notes. The related companion loan, which is evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $110,000,000, has been contributed to the CGCMT 2016-GC36 securitization transaction. See “—The Mortgage Loan” below.

(3)	Calculated based on the aggregate outstanding principal balance of the Sheraton Denver Downtown Fee Loan Combination.

■	The Mortgage Loan. The mortgage loan (the “Sheraton Denver Downtown Fee Loan”) is part of a loan combination (the “Sheraton Denver Downtown Fee Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in the land and the improvements consisting of a 1,231-room full-service hotel located in Denver, Colorado (the “Sheraton Denver Downtown Fee Property”). The Sheraton Denver Downtown Fee Loan, which is evidenced by note A-2 and represents a non-controlling interest in the Sheraton Denver Downtown Fee Loan Combination, had an original principal balance of $70,000,000, has an outstanding principal balance as of the Cut-off Date of $70,000,000 and represents approximately 10.1% of the Initial Pool Balance. The related companion loan, which is evidenced by note A-1 and represents the controlling interest in the Sheraton Denver Downtown Fee Loan Combination, had an original principal balance of $110,000,000, has an outstanding principal balance as of the Cut-off Date of $110,000,000, and has been contributed to the CGCMT 2016-GC36 securitization transaction. The Sheraton Denver Downtown Fee Loan Combination was originated by Citigroup Global Markets Realty Corp. on December 9, 2015. The Sheraton Denver Downtown Fee Loan Combination had an original principal balance of $180,000,000, has an outstanding principal balance as of the Cut-off Date of $180,000,000 and accrues interest at an interest rate of 4.50000% per annum. The proceeds of the Sheraton Denver Downtown Fee Loan Combination were primarily used to acquire the Sheraton Denver Downtown Fee Property and pay origination costs.

The Sheraton Denver Downtown Fee Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Sheraton Denver Downtown Fee Loan requires monthly payments of interest only. The scheduled maturity date of the Sheraton Denver Downtown Fee Loan is the due date in January 2026. Provided that no event of default has occurred and is continuing under the Sheraton Denver Downtown Fee Loan documents, at any time on or after the first due date following the second anniversary of the securitization Closing Date, the Sheraton Denver Downtown Fee Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Sheraton Denver Downtown Fee Loan documents. Provided that no event of default has occurred and is continuing under the Sheraton Denver Downtown Fee Loan documents, voluntary prepayment of the Sheraton Denver Downtown Fee Loan without a prepayment premium or yield maintenance charge is permitted on or after the due date in October 2025. Additionally, in the event the Tenant (as defined below) exercises the purchase

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

34

SHERATON DENVER DOWNTOWN FEE

option under the Ground Lease (as defined below) prior to October 6, 2025, the borrower is required to prepay the Sheraton Denver Downtown Fee Loan in whole along with a prepayment premium.

■	The Mortgaged Property. The Sheraton Denver Downtown Fee Property consists of the land and the improvements comprising a 1,231-room full-service hotel located in Downtown Denver, Colorado. The Sheraton Denver Downtown Fee Property is subject to a 99-year ground lease, dated December 9, 2015 (the “Ground Lease”), between the borrower, as ground lessor, and W2007 MVP Denver, LLC, a Delaware limited liability company, as tenant (the “Tenant”), which Ground Lease is superior to the lien of the Sheraton Denver Downtown Fee Loan security instrument.

The Sheraton Denver Downtown Fee Property was built in 1959 and renovated between 2008 and 2010. The Sheraton Denver Downtown Fee Property includes 82 suites and approximately 160,000 SF of conference space across 48 separate meeting spaces. The Sheraton Denver Downtown Fee Property also includes entertainment suites, multiple dining establishments, a fitness center and multimedia facilities.

The Tenant is a party to an operating agreement (the “Operating Agreement”) which expires on December 31, 2038 with Sheraton License Operating Company, LLC (“Sheraton”) that enables Sheraton to operate the hotel under certain trademarks.1

■	Ground Lease. The Ground Lease includes annual CPI increases to the ground rent (capped at 4%) through lease expiration; the Ground Lease cannot decrease due to negative CPI growth. In addition, the rent under the Ground Lease may decrease to $1,292,308 per year with no CPI increases if the borrower attempts to reject the Ground Lease and/or reject any purchase option in the Ground Lease in a bankruptcy proceeding (or otherwise). However, such reduction is not permitted to occur for a period not to exceed 4 calendar years so long as (i) the lender is opposing such rejection action in a commercially reasonable manner, (ii) a court of competent jurisdiction has not confirmed the borrower’s rejection action by a final, non-appealable order and (iii) the lender is pursuing foreclosure in a commercially reasonable manner (including attempting to lift the automatic stay, if applicable). Additionally, the Sheraton Denver Downtown Fee Loan will be fully recourse to the guarantors upon a borrower bankruptcy. The Tenant has the option to purchase all of the borrower’s interests in the Sheraton Denver Downtown Fee Property (a) during the last six months of the 20th lease year, (b) during the last six months of the 30th lease year (each of (a) and (b) occurring after maturity of the Sheraton Denver Downtown Fee Loan) or (c) upon the Tenant’s determination that a condemnation has affected substantially all of the leased premises or within five months following a casualty affecting more than 25% of the leased premises.

The following table presents certain information relating to the estimated 2015 demand analysis with respect to the Sheraton Denver Downtown Fee Property based on market segmentation, as provided in the appraisal for the Sheraton Denver Downtown Fee Property:

Estimated 2015 Market Mix Accommodated Room Night Demand(1)

Property	Group/Meeting	Corporate	Leisure	Discount
Sheraton Denver Downtown Fee Property	55.0%	20.0%	15.0%	10.0%

(1)	Source: Appraisal.

[1]	NEITHER SHERATON NOR ITS AFFILIATES OWN SUCH HOTEL OR ARE A PARTY TO THE FINANCING OF THE SHERATON DENVER DOWNTOWN FEE PROPERTY OR PARTICIPANTS IN THIS OFFERING AND HAVE NOT PROVIDED OR REVIEWED, ARE NOT RESPONSIBLE FOR, AND DO NOT ENDORSE ANY DISCLOSURES OR OTHER INFORMATION SET FORTH HEREIN.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SHERATON DENVER DOWNTOWN FEE

The following table presents certain information relating to the TTM August 31, 2015 penetration rates relating to the Sheraton Denver Downtown Fee Property and various market segments, as provided in the August 2015 travel research report for the Sheraton Denver Downtown Fee Property:

TTM August 31, 2015 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Sheraton Denver Downtown Fee Property	104.1%	91.4%	95.1%

(1)	Source: August 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Sheraton Denver Downtown Fee Property:

Sheraton Denver Downtown Fee Property(1)

	2010	2011	2012	2013	2014	TTM 9/30/2015
Occupancy	64.6%	64.5%	67.6%	69.5%	75.2%	77.0%
ADR	$139.19	$143.77	$139.62	$146.98	$149.98	$153.02
RevPAR	$89.91	$92.77	$94.36	$102.12	$112.77	$117.76

(1)	As provided by the borrower.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance of the Tenant and the Underwritten Net Cash Flow of the Ground Lease at the Sheraton Denver Downtown Fee Property:

Cash Flow Analysis(1)

	Tenant 2012(2)	Tenant 2013(2)	Tenant 2014(2)	Tenant TTM 9/30/2015(2)	Tenant TTM 9/30/2015 $ per Room(2)	Underwritten(3)
Room Revenue/Base Rent	$42,512,461	$45,885,380	$50,667,034	$53,058,232	$43,102	$10,500,000
Food & Beverage Revenue	21,522,504	21,731,888	25,096,528	27,243,966	22,132	N/A
Other Revenue(4)	5,659,505	5,805,350	7,185,747	6,858,457	5,571	N/A
Total Revenue	$69,694,470	$73,422,618	$82,949,309	$87,160,655	$70,805	$10,500,000

Room Expense	$10,379,797	$11,228,078	$12,653,990	$12,684,279	$10,304	N/A
Food & Beverage Expense	13,727,373	13,236,420	14,898,899	15,222,801	12,366	N/A
Other Expense	373,720	432,134	441,900	186,645	152	N/A
Total Departmental Expense	$24,480,890	$24,896,632	$27,994,789	$28,093,725	$22,822	$0
Total Undistributed Expense	17,165,950	18,463,684	21,513,698	22,346,786	18,153	N/A
Total Fixed Charges	5,743,409	4,431,304	4,238,355	4,231,885	3,438	N/A
Total Operating Expenses	$47,390,249	$47,791,620	$53,746,842	$54,672,396	$44,413	$0

Net Operating Income	$22,304,221	$25,630,998	$29,202,467	$32,488,259	$26,392	$10,500,000
FF&E	2,712,254	2,850,475	3,228,957	3,390,731	2,754	N/A
Net Cash Flow	$19,591,967	$22,780,523	$25,973,510	$29,097,528	$23,637	$10,500,000

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The information shown represents the historical operating performance of the tenant under the Ground Lease which was excluded from the Underwritten Net Cash Flow.
(3)	The $10,500,000 in Base Rent represents the initial ground rent payable to the borrower under the Ground Lease.
(4)	Other Revenue is comprised of parking income and restaurant/retail leases.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SHERATON DENVER DOWNTOWN FEE

■	Appraisal. According to the appraisal, as of December 15, 2015, the leased fee interest in the Sheraton Denver Downtown Fee Property had an appraised value of $240,000,000 and the leasehold interest on the Sheraton Denver Downtown Fee Property had an appraised value of $195,000,000. The as-is appraised value of the fee simple real estate as of November 16, 2015 was $415,000,000.

■	Environmental Matters. According to the Phase I environmental report, dated November 13, 2015, there are no recognized environmental conditions or recommendations for further action at the Sheraton Denver Downtown Fee Property.

■	Market Overview and Competition. Downtown Denver is the main financial, commercial and entertainment district in Denver, Colorado. Denver’s largest employers represent a diverse cross-section of industries, ranging from aerospace, telecom, energy, financial services, medical and biomedical, retail, computer hardware and software development, government and transportation. According to the appraisal, Downtown Denver is home to several Fortune 500 companies, including Wells Fargo, CenturyLink and DaVita, and is becoming an increasingly attractive place for companies looking to relocate.

The Sheraton Denver Downtown Fee Property is located at 1550 Court Place in the CBD/Downtown hotel submarket of Denver, Colorado. The Colorado Convention Center is located within four blocks east of the Sheraton Denver Downtown Fee Property. The Colorado Convention Center, a multi-purpose complex, developed in 1990, underwent an expansion in 2004 and currently hosts more than 400 events annually. The 16th Street Mall, a pedestrian and transit mall totaling 1.25 miles along 16th Street, is adjacent to the Sheraton Denver Downtown Fee Property. The 16th Street Mall includes over 300 locally owned and national retailers and more than 184 food/dining options. Other attractions in the area include the Colorado State Capitol, University of Colorado Denver campus and the Pepsi Center, a multi-purpose arena which is home to the Denver Nuggets and Colorado Avalanche.

According to the appraisal, Denver is one of the top performing hotel markets in the United States. The Denver hospitality market is comprised of more than 300 hotels totaling approximately 42,500 rooms. Per the appraisal, the CBD/Downtown hotel submarket consists of 46 hotels totaling 10,194 rooms. According to the appraisal, occupancy, ADR and RevPAR for the CBD/Downtown hotel submarket has increased an average of 2.5%, 3.9% and 6.5%, respectively, since 2010.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Sheraton Denver Downtown Fee Property and the competitive set, as provided in a market report for the Sheraton Denver Downtown Fee Property:

Historical Statistics

	Sheraton Denver Downtown Fee Property(1)			Competitive Set(2)			Penetration(2)

	2013	2014	TTM 9/30/2015	2013	2014	TTM 8/31/2015	2013	2014	TTM 8/31/2015
Occupancy	69.5%	75.2%	77.0%	71.3%	75.2%	74.4%	98.8%	102.4%	104.1%
ADR	$146.98	$149.98	$153.02	$150.78	$160.77	$167.23	96.3%	90.7%	91.4%
RevPAR	$102.12	$112.77	$117.76	$107.51	$120.82	$124.41	95.2%	92.9%	95.1%

(1)	As provided by the borrower.
(2)	Source: August 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SHERATON DENVER DOWNTOWN FEE

Sheraton Denver Downtown Fee Property Competitive Set(1)

Property	Number of Rooms	Year Opened
Sheraton Denver Downtown Fee Property	1,231	1985
Crowne Plaza Denver	364	1973
Marriott Denver Tech Center	628	1984
Marriott Denver City Center	613	1982
Renaissance Denver Hotel	399	1985
Westin Denver Downtown	430	1985
Hyatt Regency Denver Convention Center	1,100	2005
Embassy Suites Denver Downtown Convention Center	403	2010
Total	5,168

(1)	Source: August 2015 travel research report

■	The Borrower. The borrower is Court Place Land LLC, a Delaware limited liability company and newly formed single-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Sheraton Denver Downtown Fee Loan. The non-recourse carveout guarantors are Allan V. Rose of AVR Realty and David Werner of David Werner Real Estate Investments. David Werner Real Estate Investments is a privately-owned commercial real estate owner, operator and investor. AVR Realty is a privately held commercial real estate development and management company. The Sheraton Denver Downtown Fee Loan documents require the non-recourse carveout guarantors to maintain an aggregate minimum net worth and liquidity of $150,000,000 and $75,000,000, respectively, throughout the term of the Sheraton Denver Downtown Fee Loan.

■	Escrows. None. If at any time a Hotel Lease Trigger Period (as defined below) exists, at the lender’s option, the borrower will be required to promptly establish and maintain with and for the benefit of the lender reserves for the payment of real estate taxes, insurance premiums, capital expenditures and other charges and the borrower will enter into amendments to the Sheraton Denver Downtown Fee Loan agreement and the cash management agreement relating to any reserves.

The “Hotel Lease Trigger Period” means the period: (A) commencing upon the first to occur of (i) the Hotel Tenant being in default in any material respect under the Hotel Lease beyond applicable notice and cure periods, (ii) the Hotel Tenant giving written notice of its intention to terminate the Hotel Lease pursuant to or in accordance with the terms of the Hotel Lease, (iii) either the borrower or the Hotel Tenant attempting to terminate or cancel the Hotel Lease through the institution of legal action without the consent of the lender, (iv) any termination or cancellation of the Hotel Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the Hotel Lease failing to otherwise be in full force and effect or (v) any bankruptcy or similar insolvency of the Hotel Tenant; and (B) expiring upon the first to occur, as applicable, of the following: (i) with respect to (A)(i) above, the Hotel Tenant having cured all defaults under the Hotel Lease, (ii) with respect to (A)(ii) and/or (iii) above, the Hotel Tenant having revoked or rescinded any termination or cancellation notice with respect to the Hotel Lease and having reaffirmed the Hotel Lease as being in full force and effect, (iii) with respect to (A)(iv) or (v) above, in connection with any bankruptcy or insolvency proceedings involving the Hotel Tenant and/or the Hotel Lease, the Hotel Tenant is no longer insolvent or subject to such bankruptcy or insolvency proceedings and having affirmed the Hotel Lease pursuant to a final, non-appealable order of a court of competent jurisdiction and (iv) with respect to (A)(ii), (iii), (iv) or (v) above, the borrower having re-let the entire Sheraton Denver Downtown Fee Property in accordance with the applicable terms and conditions of the Sheraton Denver Downtown Fee Loan documents, the applicable Hotel Tenant under such Hotel Lease being in actual, physical occupancy, open to the public for business in the space demised under its Hotel Lease and paying the full amount of the rent due under its Hotel Lease.

The “Hotel Tenant” means the Tenant, together with its successors and/or assigns, or any tenant under a replacement hotel lease (together with its successors and/or assigns).

The “Hotel Lease” means (i) the Ground Lease and (ii) any lease replacing the Ground Lease that demises all or substantially all of the Sheraton Denver Downtown Fee Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SHERATON DENVER DOWNTOWN FEE

■	Lockbox and Cash Management. The Sheraton Denver Downtown Fee Loan is structured with a lender-controlled lockbox in place at origination and in-place cash management. The borrower directed the Hotel Tenant to pay rent directly to the lender-controlled lockbox account, and the borrower is required to deposit all revenue generated by the Sheraton Denver Downtown Fee Property in the lockbox account. All sums on deposit in the lockbox account are required to be swept on a periodic basis into a cash management account for the payment of, among other things, debt service and property operating expenses, and for the funding of monthly escrows. Provided no Cash Sweep Period and no event of default has occurred and is continuing, any excess amounts must be disbursed to the borrower and, after the occurrence and during the continuance of a Cash Sweep Period, any excess is to be held by the lender as additional security for the Sheraton Denver Downtown Fee Loan.

The “Cash Sweep Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.20x and (iii) the occurrence of a Hotel Lease Cash Sweep Period; and (B) expiring upon (x) with regard to any Cash Sweep Period commenced in connection with clause (i) above, the cure of such event of default, (y) with regard to any Cash Sweep Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters and (z) with regard to any Cash Sweep Period commenced in connection with clause (iii) above, a Hotel Lease Cash Sweep Period ceasing to exist in accordance with the terms of the Sheraton Denver Downtown Fee Loan documents.

The “Hotel Lease Cash Sweep Period” means a period: (A) commencing upon the first to occur of (i) the Hotel Tenant being in default under the Hotel Lease beyond applicable notice and cure periods, (ii) the Hotel Tenant giving notice that it is terminating its lease for all or any portion of the Sheraton Denver Downtown Fee Property, (iii) any termination or cancellation of the Hotel Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the Hotel Lease failing to otherwise be in full force and effect and (iv) any bankruptcy or similar insolvency of the Hotel Tenant; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence must include, without limitation, a duly executed estoppel certificate from the Hotel Tenant in form and substance acceptable to the lender) of (1) the satisfaction of the Hotel Tenant Cure Conditions, (2) the borrower leasing the entire Sheraton Denver Downtown Fee Property in accordance with the applicable terms and conditions of the Sheraton Denver Downtown Fee Loan documents, the applicable Hotel Tenant under the Hotel Lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its Hotel Lease and paying the full amount of the rent due under its Hotel Lease or (3) upon (x) a termination of the Hotel Lease pursuant to the terms thereof and the terms of the Sheraton Denver Downtown Fee Loan documents and (y) the borrower commencing operation of the Sheraton Denver Downtown Fee Property without a tenant and entering into a management agreement with a qualified manager, in each case, pursuant to the terms of the Sheraton Denver Downtown Fee Loan documents.

The “Hotel Tenant Cure Conditions” means each of the following, as applicable: (i) the Hotel Tenant has cured all defaults under the Hotel Lease; (ii) the Hotel Tenant is in actual, physical possession of the Sheraton Denver Downtown Fee Property, open to the public for business and not “dark”; (iii) the Hotel Tenant has revoked or rescinded all termination or cancellation notices and has re-affirmed the Hotel Lease as being in full force and effect; (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the Hotel Tenant and/or the Hotel Lease, the Hotel Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the Hotel Lease pursuant to a final, non-appealable order of a court of competent jurisdiction; and (v) the Hotel Tenant is paying full, unabated rent under the Hotel Lease.

■	Property Management. The Sheraton Denver Downtown Fee Property is self-managed. Pursuant to the Operating Agreement, Sheraton will operate the Sheraton Denver Downtown Fee Property as a hotel in accordance with an operating plan approved by the Tenant. If the Tenant intends to sell its interest in the Sheraton Denver Downtown Fee Property at any time after April 2018, Sheraton has the right to propose terms of a sale of the hotel to Sheraton within 30 days after receipt of notice that the Tenant wants to sell (the “Sheraton ROFO”); if the Tenant rejects the offer, the Tenant may sell to a non-affiliate so long as the purchase price is more than 95% of Sheraton’s offer and not substantially more favorable to the purchaser than Sheraton’s offer. At the origination of the Sheraton Denver Downtown Fee Loan, the borrower, the Tenant, and Sheraton entered into a Subordination of Management Contract and Non-Disturbance Agreement (“SMNDA”) that (i) generally provides for Sheraton’s attornment to the borrower upon termination of the Ground Lease and (ii) clarifies that the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SHERATON DENVER DOWNTOWN FEE

Sheraton ROFO will not apply to transfers of the borrower’s interest in the Sheraton Denver Downtown Fee Property prior to a termination of the Ground Lease. The borrower, the lender, Sheraton, and the Tenant have entered into a Fee Mortgage Recognition Agreement which provides that (i) Sheraton will enter into a subordination and non-disturbance agreement with the lender upon termination of the Ground Lease but prior to a foreclosure so long as the lender satisfies certain requirements under the Operating Agreement with respect to financing, (ii) if a foreclosure occurs prior to termination of the Ground Lease, the lender will be deemed the borrower under the SMNDA and the lender will not be liable for the Tenant’s breach or default if the lender succeeds to the Tenant’s interest following termination of the Ground Lease and (iii) the Sheraton ROFO will not apply to a foreclosure by the lender.

If the Tenant transfers its interest in the hotel after December 31, 2019, the Tenant may terminate the Operating Agreement upon the payment of a termination fee.

■	Additional Indebtedness. $8,000,000 (the “Key Money”) was provided from Sheraton to the Tenant for the conversion of the hotel to the “Sheraton” brand. If the Operating Agreement is terminated prior to a specified date in 2023, the Tenant will be liable for repayment of the unamortized balance of the Key Money. The Sheraton Denver Downtown Fee Loan documents provide for recourse to the borrower and guarantors for any losses the lender may suffer as a result of the Key Money becoming due and payable upon termination of the Operating Agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Sheraton Denver Downtown Fee Property, plus business interruption coverage in an amount equal to 100% of the net operating income plus continuing expenses of the Sheraton Denver Downtown Fee Property for a period continuing from the time of loss until restoration, not to exceed 24 months. The “all-risk” policy containing terrorism insurance is required to contain a deductible no larger than $250,000.

If “acts of terrorism” or other similar acts or events or “fire following” are excluded from the borrower’s “all-risk” policy and/or business interruption insurance, then the borrower is obligated to obtain an endorsement to such policy or policies, or a separate policy insuring against all such excluded acts or events and “fire following,” for one hundred percent of the replacement value of the Sheraton Denver Downtown Fee Property plus the business income coverage, provided that such coverage is commercially available. Notwithstanding the foregoing, with respect to any terrorism coverage included in an endorsement to the insurance policies or any standalone policy covering terrorism acts, the borrower will not be required to pay any insurance premiums solely with respect to such terrorism coverage in excess of an amount equal to two times the amount of the insurance premiums that would then be payable for such policy period under policies obtained at then-current market rates on a stand-alone basis in respect of property and business income insurance required under the Sheraton Denver Downtown Fee Loan documents (the “Terrorism Insurance Cap”); provided, however, that if at any time during the term of the Sheraton Denver Downtown Fee Loan the insurance premiums with respect to such required terrorism coverage exceeds the Terrorism Insurance Cap, the borrower must promptly notify the lender in writing and the lender may elect to contribute all or part of the amount of such insurance premiums in excess of the Terrorism Insurance Cap. Notwithstanding the foregoing, if the Terrorism Risk Insurance Program Reauthorization Act of 2015 (“TRIPRA”) is in effect and covers both domestic and foreign acts of terrorism, the lender will accept terrorism insurance which covers against “certified acts” as defined by TRIPRA as full compliance with this paragraph as it relates to risks that are required under this paragraph. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

THE TENANT IS A PARTY TO A MANAGEMENT CONTRACT WITH SHERATON LICENSE OPERATING COMPANY, LLC (THE “OPERATOR”) THAT ENABLES IT TO OPERATE A HOTEL USING CERTAIN TRADEMARKS. NEITHER THE OPERATOR NOR ITS AFFILIATES OWN SUCH HOTEL OR ARE PARTY TO THE FINANCING OF THE SHERATON DENVER DOWNTOWN FEE PROPERTY OR PARTICIPANTS IN THIS OFFERING AND HAVE NOT PROVIDED OR REVIEWED, ARE NOT RESPONSIBLE FOR, AND DO NOT ENDORSE ANY DISCLOSURES OR OTHER INFORMATION SET FORTH HEREIN.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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WILLIAMS MULLEN CENTER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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WILLIAMS MULLEN CENTER

Williams Mullen Center

Floor			
16	Williams Mullen 21,050 SF Exp. 6/2028		
15	Williams Mullen 21,050 SF Exp. 6/2028		
14	Williams Mullen 21,007 SF Exp. 6/2028		
12	Williams Mullen 21,007 SF Exp. 6/2028		
11	Williams Mullen 21,007 SF Exp. 6/2028		
10	Williams Mullen 10,113 SF Exp. 6/2028	Williams Mullen (Sublease to Oppenheimer) 5,362 SF Exp. 6/2028	Williams Mullen (Sublease to Divaris) 5,532 SF Exp. 6/2028
9	Williams Mullen (Sublease to Cherry, Bekaaert & Holland) 10,482 SF Exp. 6/2020	Cherry, Bekaaert & Holland 10,482 SF Exp. 1/2023	
8	Vacant 6,630 SF	Capital One Services 13,063 SF Exp. 6/2017	
7	Williams Mullen 20,964 SF Exp. 6/2028		
6	Williams Mullen 12,713 SF Exp. 6/2028		
5	Parking		
4	Parking		
3	Parking		
2	Parking		
1	La Parisienne 2,350 SF Exp. 7/2021	Vacant 2,886 SF	

VACANT | BUILDING | 2017 | 2020 | 2021 | 2023 | 2028

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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WILLIAMS MULLEN CENTER

Washington, D.C.
Strasburg
Annapolis
Warrenton
Waldorf
Culpeper
Fredericksburg
VIRGINIA
Richmond
Petersburg
Newport News
NORTH JACKSON WARD
JACKSON WARD
Abner Clay Park
Virginia Commonwealth University
Monroe Park
WEST MAIN ST
WEST CARY ST
Berkshire Apartments
WEST BRD ST
NORTH ADAMS ST
NORTH 1ST ST
NORTH 3RD ST
Greater Richmond Convention Center
The Richmond Coliseum
Virginia Commonwealth University Medical College
MONROE WARD
The Jefferson
Richmond
Richmond Marriott
BIOTECH & MCV DISTRICT
OREGON HILL
EAST FRANKLIN ST
EAST MAIN ST
EAST CARY ST
NORTH 5TH ST
NORTH 6TH ST
EAST BRD ST
Holiday Inn Express
Afton Chemical Corp.
Virginia Edu Association
Main St Centre
US District Courthouse
Library of Virginia
Museum of the Confederacy
GAMBLES HILL
Richmond Ballet
CITY CENTER
Virginia State Capitol
Capitol Square
Virginia Housing Dev. Authority
NewMarket HQ
Gambles Hill Park
Open High School
SOUTH BELVIDERE ST
SOUTH 2ND ST
Williams Mullen Center
200 South 10th Street
Richmond, VA 23219
Post Office and Custom House
One James Center
James Center
Federal Reserve Bank of Richmond
WestRock
TREDEGAR ST
Riverfront Plaza
North Canal Building
James River
ROBERT E. LEE MEMORIAL BRIDGE
MANCHESTER BRIDGE
MAYO BRIDGE
Belle Isle
JRPS
SHOCKOE BOTTOM
CARTIFACT
MAP © 2016 CARTIFACT · DATA © OSM

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Richmond, Virginia	Cut-off Date Principal Balance		$51,744,943
Property Type	Office	Cut-off Date Principal Balance per SF		$251.56
Size (SF)	205,698	Percentage of Initial Pool Balance		7.4%
Total Occupancy as of 8/1/2015	95.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/1/2015	95.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	2010 / NAP	Mortgage Rate		4.95000%
Appraised Value	$80,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		240
		Original Interest Only Term (Months)		NAP
Underwritten Revenues	$7,750,876
Underwritten Expenses	$2,099,598		Escrows
Underwritten Net Operating Income (NOI)	$5,651,278		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,390,312	Taxes	$114,233	$57,117
Cut-off Date LTV Ratio	64.3%	Insurance	$10,331	$3,444
Maturity Date LTV Ratio	40.6%	Replacement Reserve	$0	$3,428
DSCR Based on Underwritten NOI / NCF	1.38x / 1.31x	TI/LC(1)	$1,783,675	$17,142
Debt Yield Based on Underwritten NOI / NCF	10.9% / 10.4%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$52,000,000	63.3%	Purchase Price	$78,000,000	95.0%
Principal’s New Cash Contribution	30,097,095	36.7	Closing Costs	2,188,856	2.7
			Reserves	1,908,239	2.3

Total Sources	$82,097,095	100.0%	Total Uses	$82,097,095	100.0%

(1)	The tenant improvements and leasing commissions (“TI/LC”) reserve is capped at $1,028,490, at which point no further monthly deposits will be required unless and until, and after and during such time as, the remaining balance of the TI/LC reserve falls below such cap; the initial $1,783,675 deposit in the TI/LC reserve is in addition to such monthly deposits and the cap thereon, and disbursements from the TI/LC reserve are applied first to reduce the TI/LC Initial Deposit (defined below). See “— Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Williams Mullen Center Loan”) is evidenced by a note in the original principal amount of $52,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office complex with ground floor retail located in Richmond, Virginia (the “Williams Mullen Center Property”). The Williams Mullen Center Loan was originated by Pillar Multifamily, LLC on January 8, 2016 and represents approximately 7.4% of the Initial Pool Balance. The note evidencing the Williams Mullen Center Loan has an outstanding principal balance as of the Cut-off Date of $51,744,943 and an interest rate of 4.95000% per annum. The proceeds of the Williams Mullen Center Loan were primarily used to purchase the Williams Mullen Center Property, pay origination costs and fund reserves.

The Williams Mullen Center Loan had an initial term of 120 months and has a remaining term as of the Cut-off Date of 118 months. The Williams Mullen Center Loan requires payments of interest and principal based on a 20-year amortization schedule. The scheduled maturity date of the Williams Mullen Center Loan is February 6, 2026. Voluntary prepayment of the Williams Mullen Center Loan without payment of any prepayment premium is permitted on or after November 6, 2025. Provided no event of default under the Williams Mullen Center Loan documents has occurred and is continuing, at any time after the second anniversary of the Closing Date, the Williams Mullen Center Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Williams Mullen Center Loan documents.

■	The Mortgaged Property. The Williams Mullen Center Property consists of a 205,698 SF, 15-story Class A, LEED-certified office tower located in Richmond, Virginia. The Williams Mullen Center Property was built in 2010. Total Occupancy and Owned Occupancy at the Williams Mullen Center Property were both 95.4% as of August 1, 2015. The collateral is comprised of eleven levels of office space, a three-level parking garage and ground floor retail space. The office space is 95.4% leased to 7 tenants, which includes sublease tenants. The largest office tenant is Williams Mullen, which leases 170,287 SF, or 82.8% of net rentable area (“NRA”), of which 21,376 SF is subleased to three other tenants. Williams Mullen also has the contractual obligation to expand on the ninth floor by 19,693 SF in July 2020. The ninth floor is currently occupied by Capital One Services and Agincourt Management. Williams Mullen has been in occupancy since the Williams Mullen Center Property was constructed. Williams Mullen is a Richmond-based law firm and lobbying group founded in 1909. The company provides legal, government relations and economic development services to regional, national and international

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

45

WILLIAMS MULLEN CENTER

clients, with attorneys and lobbyists in offices located in North Carolina, South Carolina, Virginia and Washington D.C. There are 5,236 SF of retail space. One of the two retail spaces is currently occupied by La Parisienne, a French café. The three-level parking garage has 117 covered parking spaces, with an overall parking ratio of 0.60 spaces per 1,000 SF of NRA.

The following table presents certain information relating to the major tenants at the Williams Mullen Center Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF		Lease Expiration	Renewal / Extension Options
Williams Mullen	NR / NR / NR	148,911	72.4%	$6,464,515	85.5%	$43.41		6/30/2028	2, 5-year options
Capital One Services	A- / Baa1/ BBB	13,063	6.4	294,370	3.9	22.53		6/30/2017	1, 3-year option
Cherry, Bekaert & Holland	NR / NR / NR	10,482	5.1	249,106(2)	3.3	23.77	(2)	6/30/2028(3)	2, 5-year options(3)
Cherry, Bekaert & Holland	NR / NR / NR	10,482	5.1	249,083	3.3	23.76		1/30/2023	2, 5-year options
Oppenheimer	NR / B2 / B	5,362	2.6	125,846(2)	1.7	23.47	(2)	6/30/2028(3)	2, 5-year options(3)
Divaris	NR / NR / NR	5,532	2.7	124,470(2)	1.6	22.50	(2)	6/30/2028(3)	2, 5-year options(3)
La Parisienne	NR / NR / NR	2,350	1.1	49,938	0.7	21.25		7/24/2021	3, 5-year options
Largest Tenants		196,182	95.4%	$7,557,328	100.0%	$38.52
Vacant Spaces (Owned Space)		9,516	4.6	0	0.0	0.00
Total / Wtd. Avg. All Tenants		205,698	100.0%	$7,557,328	100.0%	$38.52

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	The tenants sublease their space from Williams Mullen, and the UW Base Rent shown in the chart above represents the terms of the respective sublease.

(3)	The tenants sublease their space from Williams Mullen, and the Lease Expirations and Renewal / Extension Options shown in the chart above represent the terms under the Williams Mullen lease.

The following table presents the lease rollover schedule at the Williams Mullen Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(2)
2016	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	13,063	6.4	6.4%	294,370	3.9	22.53	1
2018	0	0.0	6.4%	0	0.0	0.00	0
2019	0	0.0	6.4%	0	0.0	0.00	0
2020	0	0.0	6.4%	0	0.0	0.00	0
2021	2,350	1.1	7.5%	49,938	0.7	21.25	1
2022	0	0.0	7.5%	0	0.0	0.00	0
2023	10,482	5.1	12.6%	249,083	3.3	23.76	1
2024	0	0.0	12.6%	0	0.0	0.00	0
2025	0	0.0	12.6%	0	0.0	0.00	0
2026	0	0.0	12.6%	0	0.0	0.00	0
2027 & Thereafter	170,287	82.8	95.4%	6,963,937	92.1	40.90	1
Vacant	9,516	4.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	205,698	100.0%		$7,557,328	100.0%	$38.52	4

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	The three sublease tenants are not included in the calculation of the # of Expiring Tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

46

WILLIAMS MULLEN CENTER

The following table presents certain information relating to historical leasing at the Williams Mullen Center Property:

Historical Leased %(1)

	2010	2011	2012	2013	2014	As of 8/1/2015
Owned Space	84.2%	88.6%	99.0%	98.0%	98.6%	95.4%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the specified year unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Williams Mullen Center Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 10/31/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$6,735,657	$7,190,240	$7,423,110	$7,695,384	$7,365,974	$35.81
Contractual Rent Steps(3)	0	0	0	0	191,355	0.93
Gross Up Vacancy	0	0	0	0	258,876	1.26
Total Rent	$6,735,657	$7,190,240	$7,423,110	$7,695,384	$7,816,204	$38.00
Total Reimbursables	64,258	100,988	159,023	96,199	100,158	0.49
Parking Income	213,740	221,443	227,288	233,330	230,331	1.12
Vacancy & Credit Loss	0	0	0	0	(395,818)	(1.92)
Effective Gross Income	$7,013,656	$7,512,671	$7,809,421	$8,024,913	$7,750,876	$37.68

Real Estate Taxes	$685,400	$685,400	$685,400	$685,400	$706,175	$3.43
Insurance	67,170	73,528	74,641	74,935	77,183	0.38
Management Fee	210,410	225,380	234,283	240,747	232,526	1.13
Other Operating Expenses	1,069,854	1,066,231	1,006,436	1,070,316	1,083,714	5.27
Total Operating Expenses	$2,032,833	$2,050,539	$2,000,760	$2,071,398	$2,099,598	$10.21

Net Operating Income	$4,980,823	$5,462,132	$5,808,661	$5,953,515	$5,651,278	$27.47
TI/LC	0	0	0	0	219,826	1.07
Replacement Reserves	0	0	0	0	41,140	0.20
Net Cash Flow	$4,980,823	$5,462,132	$5,808,661	$5,953,515	$5,390,312	$26.20

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Underwritten Base Rent for the sublease tenants is based on the base rent under the respective subleases.

(3)	Contractual Rent Steps are underwritten based on the actual scheduled rent increases occurring through August 1, 2016 and present value of the rent increase during the second year of the loan term for Capital One Services.

■	Appraisal. According to the appraisal, the Williams Mullen Center Property had an “as-is” appraised value of $80,500,000 as of November 17, 2015.

■	Environmental Matters. Based on the Phase I environmental report dated October 26, 2015, there were no recommendations for further action regarding the Williams Mullen Center Property.

■	Market Overview and Competition. The Williams Mullen Center Property is located in the city of Richmond, within the Richmond-Petersburg metropolitan statistical area. The property is located on the southwest corner of East Canal Street and South 10th Street in the heart of the Richmond central business district. The Williams Mullen Center Property is located approximately 8.1 miles west of the Richmond International Airport and approximately 0.6 miles west of the Richmond Amtrak Station, which connects Richmond with Boston, Providence, New York City, Washington D.C. and Virginia Beach.

Richmond’s economy is primarily driven by the healthcare, government and educational services sectors. The downtown area hosts various legal, finance and governmental agencies and firms. The city is home to both the United States Court of Appeals for the Fourth Circuit and the Federal Reserve Bank of Richmond. Fortune 500

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

47

WILLIAMS MULLEN CENTER

companies headquartered in the area include Dominion Resources, CarMax, Owens & Minor, Genworth Financial and MeadWestvaco. Additionally, Richmond is home to several large law firms: Hunton & Williams, McGuireWoods, Williams Mullen and LeClair Ryan.

According to the appraisal, the Richmond office market was comprised of a total inventory of 61.2 million SF as of third quarter 2015. The vacancy rate for third quarter 2015 was 9.6% and asking rents were $17.48 per SF. The appraisal identified four properties located within less than a mile of the Williams Mullen Center Property that are considered the competitive set for the Williams Mullen Center Property. The comparables were built between 1990 and 2015 and range from 263,132 SF to 486,970 SF with reported physical occupancies ranging from 81% to 100%. The adjusted lease rate for the competitive set ranges from $24.25 to $42.47 per SF. The appraisal concluded a gross rental rate of $42.25 per SF for law office space and $24.50 per SF for typical office space.

The appraisal identified three retail lease comparables with an adjusted triple-net lease rate ranging from $17.60 to $35.00 per SF and an average of $24.78 per SF. The appraisal concluded a triple-net rental rate of $21.00 per SF.

The following table presents certain information relating to certain directly competitive office buildings provided in the appraisal for the Williams Mullen Center Property:

Directly Competitive Office Buildings(1)

	Williams Mullen Center Property	Gateway Plaza	MeadeWestVaco	Riverfront Plaza	Riverside on the 1001 Haxall Point
Total GLA	205,698	321,500	310,950	486,970	263,132
Year Built	2010	2015	2008	1990	2005
Occupancy	95.4%	84.0%	100.0%	81.3%	98.0%
Direct Asking Rent (per SF)	-	$24.00 - 35.00	$32.42	$24.25 - 25.50	$34.34
Lease Type	-	Triple-Net	Triple-Net	Full Service	Full Service

(1)	Source: Appraisal

■	The Borrower. The borrower is Kireland South 10th Street, LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Williams Mullen Center Loan. The guarantor of the non-recourse carveouts under the Williams Mullen Center Loan is Kireland Holdings, LLC.

■	Escrows. On the origination date of the Williams Mullen Center Loan, the borrower funded a reserve of (i) $114,233 for real estate taxes, (ii) $10,331 for insurance premiums and (iii) $1,783,675 for tenant improvements and leasing commissions (the “TI/LC Initial Deposit”).

On each due date, the borrower is required to fund reserves for: (i) one-twelfth of the taxes (or payment-in-lieu thereof) that the lender estimates will be payable over the then-succeeding 12-month period, initially $57,117, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the Williams Mullen Center Loan documents, an insurance reserve equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then-succeeding 12-month period, initially $3,444, (iii) a TI/LC reserve in the amount of $17,142 per month, subject to a cap of $1,028,490 (at which point no further monthly deposits are required unless and until, and after and during such time as, the remaining balance of the TI/LC reserve falls below the cap; the TI/LC Initial Deposit in the TI/LC reserve is in addition to such monthly deposits and the cap thereon, and disbursements from the TI/LC reserve are applied first to reduce the TI/LC Initial Deposit) and (iv) a replacement reserve in the amount of $3,428 per month.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

48

WILLIAMS MULLEN CENTER

■	Lockbox and Cash Management. The Williams Mullen Center Loan documents require a hard lockbox with in-place cash management. The Williams Mullen Center Loan documents require the borrower to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the Williams Mullen Center Property be promptly deposited into such lockbox account following receipt. All funds in the lockbox are required to be remitted on each business day to a lender-controlled cash management account, and are applied on each due date to pay debt service and to fund required reserves in accordance with the Williams Mullen Center Loan documents, with any excess, provided no event of default or other Williams Mullen Center Trigger Period (as defined below) is continuing, to be disbursed to the borrower. If an event of default or other Williams Mullen Center Trigger Period is continuing, then any excess funds in the lender-controlled cash management account, after payment of debt service, funding required reserves in accordance with the Williams Mullen Center Loan documents and budgeted operating expenses, is required to (i) if no Major Tenant Sweep Event (as defined below) is continuing, be held in a lender-controlled cash collateral account (the “Cash Collateral Account”) as additional collateral for the Williams Mullen Center Loan and disbursed in the event such Williams Mullen Center Trigger Period no longer exists or (ii) if a Major Tenant Sweep Event is continuing, fund a lender-controlled reserve account (the “Lease Sweep Reserve Account”) for use in retenanting the space demised under the related Major Leases (or disbursement of the balance, other than amounts set aside for remaining free rent and leasing costs for replacement leases upon retenanting, provided that if another Williams Mullen Center Trigger Period is continuing, such net disbursement from the Lease Sweep Reserve Account is required to be deposited in the Cash Collateral Account). During the continuance of an event of default under the Williams Mullen Center Loan, the lender may apply any funds in the cash management account to amounts payable under the Williams Mullen Center Loan and/or toward the payment of expenses of Williams Mullen Center Property, in such order of priority as the lender may determine.

A “Williams Mullen Center Trigger Period” means the period (A) commencing upon the earliest of, (i) the occurrence of an event of default, (ii) the debt service coverage ratio, measured quarterly, being less than 1.20x and (iii) the occurrence of a Major Tenant Sweep Event; and (B) expiring upon (x) with respect to clause (A)(i) above, the cure of such event of default, (y) with respect to clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters and (z) with respect to clause (A)(iii) above, such Major Tenant Sweep Event ceasing to exist.

“Major Tenant Sweep Event” means a period (i) commencing (a) upon the first to occur of (i) the date that is 12 months prior to the expiration of a Major Lease (as defined below) or (ii) the date under the Major Lease by which the Major Tenant (as defined below) is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (b) upon the early termination, early cancellation or early surrender of a Major Lease or upon the borrower’s receipt of notice from a Major Tenant of its intent to effect an early termination, early cancellation or early surrender of its Major Lease; (c) if a Major Tenant has ceased operating its business at its space at the Williams Mullen Center Property, (or a material portion thereof) or the borrower receives notice from a Major Tenant that it intends to cease operating its business at its space at the Williams Mullen Center Property (or a material portion thereof); (d) upon a default under a Major Lease by a Major Tenant beyond any applicable notice and cure period; or (e) upon a bankruptcy or insolvency proceeding of a Major Tenant or its parent, and (ii) ending (a) in the case of (i)(a), (i)(b) and (i)(c) above, when the related premises under the Major Lease has been re-let under qualified leases pursuant to the Williams Mullen Center Loan documents and sufficient funds have accumulated in the Lease Sweep Reserve Account to cover the anticipated remaining free rent and leasing costs for such qualified leases, (b) in the case of (i)(a) above, the date on which the subject Major Tenant renewed its lease or entered into an extension agreement acceptable to the lender, (c) in the case of clause (i)(d) above, the date upon which the subject default has been cured, and no other default occurs under such Major Lease for a period of three consecutive months following such cure, and (d) in the case of clause (i)(e) above, when the applicable bankruptcy or insolvency proceeding has terminated and the applicable Major Lease has been affirmed, assumed or assigned in a manner reasonably acceptable to the lender.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

49

WILLIAMS MULLEN CENTER

“Major Lease” means, as applicable, (i) a lease with Williams Mullen or (ii) any other lease(s) representing greater than 15,000 SF of NRA at the Williams Mullen Center Property.

“Major Tenant” means, as applicable, the tenant under a Major Lease.

■	Property Management. The Williams Mullen Center Property is currently managed by Morton G. Thalhimer, Inc. d/b/a Thalhimer, an affiliate of Cushman & Wakefield. Under the Williams Mullen Center Loan documents, the Williams Mullen Center Property may not be managed by any party other than Thalhimer without the lender’s reasonable consent; provided, however, that so long as no event of default under the Williams Mullen Center Loan documents exists, the borrower may replace Thalhimer with a Qualified Manager. A “Qualified Manager” means either (i) as long as the borrower is controlled by Alex Kurkin or Eva L. Klein, a property management company owned and/’or controlled by either or both of them and reasonably approved by the lender or (ii) a reputable nationally or regionally recognized management company having at least five years of experience in the management of similar type properties that at the time of its engagement as property manager has leasable square footage of the same property type as the Williams Mullen Center Property equal to the lesser of 1,000,000 SF and five times the leasable SF of the Williams Mullen Center Property, and that is not the subject of a bankruptcy or similar insolvency proceeding. The lender has the right to require that the borrower terminate the management agreement and replace the property manager with an unaffiliated Qualified Manager selected by the borrower or another property manager chosen by the borrower and approved by the lender if (a) the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, (b) an event of default under the Williams Mullen Center Loan documents exists, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy or a separate policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Williams Mullen Center Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the six months following restoration), provided such coverage is available, and if not available from insurance carriers that satisfy the rating criteria set forth in the Williams Mullen Center Loan documents, the borrower is required to obtain such coverage from the highest rated insurance company providing such coverage. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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51

79 madison avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

52

79 madison avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

53

79 madison avenue

CARTIFACT
79 Madison Avenue
79 Madison Avenue
New York, NY 10016
New York
MANHATTAN
Upper East Side
Upper West Side
West New York
Astoria
Long Island City
Central Park
Metropolitan Museum of Art
Carnegie Hall
Rockefeller Center
Times Square
United Nations
Midtown
Empire State Building
Hoboken
NYU
SoHo
Jersey City
Financial District
BROOKLYN
W 36TH STREET
E 36TH STREET
W 35TH STREET
W 34TH STREET
W 33RD STREET
W 32ND STREET
W 31ST STREET
W 30TH STREET
W 29TH STREET
W 28TH STREET
W 27TH STREET
W 26TH STREET
W 25TH STREET
W 24TH STREET
W 23RD STREET
W 22ND STREET
W 21ST STREET
E 32ND STREET
E 31ST STREET
E 30TH STREET
E 29TH STREET
E 28TH STREET
E 27TH STREET
E 26TH STREET
E 25TH STREET
E 24TH STREET
E 23RD STREET
E 22ND STREET
GRAMERCY PARK NORTH
SIXTH AVENUE
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
BROADWAY
200 Madison
373 Fifth
Monterey at Park
Church Of The Incarnation
20 Park
Courtyard
Hotel Metro
CUNY Graduate School
7 W 34th
Empire State Building
Herald Towers (Aka Mcalpin House)
Madison Belmont Building
4 Park
Greeley Square
Wilson Building
Holiday Inn
Park Avenue Building
1250 Broadway
The Avalon Hotel
475 Park
Lexington Plaza
Hudson Hotel
Hyatt
Hotel Wolcott
1220 Broadway
295 5th
Roger Williams Hotel
Library
Transfiguration Episcopal
276 5th
Marble Collegiate Church
Gilsey House
Talmud Torah
Ace Hotel
NOMAD
Carlton Hotel
80 Madison
31 E 28
Gansevoort Park Ave
Clarion Hotel
St Stephen's Church
The NoMad Hotel
Gershwin Hotel
Prince George Hotel
The Evelyn
63 Madison
New York Life Insurance
400 Park
401 Park
387 Park
Park South Hotel
800 Sixth Apartments
Victoria Building
The Capital
225 5th
60 Madison
Mad Sq Bldg
New York Life Building
LexLofts
Giraffe Hotel
Chelsea Landmark
St Sava Serbian Orthodox Cathedral
Madison Square Park
Merchandise Mart
Hess Bldg
New York State Supreme Court
345 Park
69 Regiment Armory
Information And Technology Building
137 E 25
Chelsea Vanguard
Toy Center North
FLATIRON DISTRICT
11 Madison
Carlton
Newman Vertical Campus
200 5th
71 W 23rd
1 Madison
315 Park
Post Office
George Washington Hotel
700 Sixth
Flatiron Bldg
Madison Green Condos
21 E 22nd
Baruch College
Lutheran Church
35 W 21st
159 5th
936 Broadway
Calvary Church
Gramercy Park Hotel

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

54

79 madison avenue

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)		$40,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$310.12
Size (SF)	274,084	Percentage of Initial Pool Balance		5.8%
Total Occupancy as of 11/1/2015	98.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2015	98.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1925 / 2015	Mortgage Rate		4.75000%
Appraised Value	$190,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)		120
Underwritten Revenues	$12,601,011
Underwritten Expenses	$5,691,868	Escrows
Underwritten Net Operating Income (NOI)	$6,909,143		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,222,755	Taxes	$198,542	$198,542
Cut-off Date LTV Ratio(1)	44.7%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	44.7%	Replacement Reserve	$0	$5,306
DSCR Based on Underwritten NOI / NCF(1)	1.69x / 1.52x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	8.1% / 7.3%	Other(3)	$10,874,851	$0

Sources and Uses(4)
Sources	$	%	Uses	$	%
Loan Combination Amount	$85,000,000	86.2%	Loan Payoff	$85,237,316	86.5%
Other Sources(5)	13,560,441	13.8	Reserves	11,073,393	11.2
			Closing Costs	1,627,747	1.7
			Principal Equity Distribution	621,984	0.6
Total Sources	$98,560,441	100.0%	Total Uses	$98,560,441	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 79 Madison Avenue Loan Combination.

(2)	The Cut-off Date Principal Balance of $40,000,000 is evidenced by the non-controlling note A-2 which is part of the $85,000,000 79 Madison Avenue Loan Combination evidenced by two pari passu notes. The related companion loan, which is evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $45,000,000, is expected to be contributed to the CGCMT 2016-P3 securitization transaction. See “— The Mortgage Loan” below.

(3)	Upfront Other reserves include the following: unfunded obligations reserve ($8,948,151), free rent reserve ($1,226,700) and Pranna reserve ($700,000). See “— Escrows” below.

(4)	Based on the aggregate original principal balance of the 79 Madison Avenue Loan Combination.

(5)	Other Sources includes an old loan reserve from KeyBank for $12,610,441. This reserve was for future lease ups that were never drawn down.

■	The Mortgage Loan. The mortgage loan (the “79 Madison Avenue Loan”) is part of a Loan Combination (the “79 Madison Avenue Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 274,084 SF office building in New York, New York (the “79 Madison Avenue Property”). The 79 Madison Avenue Loan, which is evidenced by note A-2 and represents the non-controlling interest in the 79 Madison Avenue Loan Combination, had an original principal balance of $40,000,000, has an outstanding principal balance as of the Cut-off Date of $40,000,000, and represents approximately 5.8% of the Initial Pool Balance. The related companion loan (the “79 Madison Avenue Companion Loan”), which is evidenced by note A-1 and represents the controlling interest in the 79 Madison Avenue Loan Combination, is currently held by Citigroup Global Markets Realty Corp., is expected to be contributed to the CGCMT 2016-P3 securitization transaction, had an original principal balance of $45,000,000 and has an outstanding principal balance as of the Cut-off Date of $45,000,000. The 79 Madison Avenue Loan Combination was originated by Citigroup Global Markets Realty Corp. on December 18, 2015. The 79 Madison Avenue Loan Combination had an original principal balance of $85,000,000 and has an outstanding principal balance as of the Cut-off Date of $85,000,000. Both the 79 Madison Avenue Loan and the 79 Madison Avenue Companion Loan accrue interest at an interest rate of 4.75000% per annum. The proceeds of the 79 Madison Avenue Loan Combination were primarily used to refinance the 79 Madison Avenue Property, pay origination costs, return equity to the borrower sponsor and fund reserves.

The 79 Madison Avenue Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The 79 Madison Avenue Loan requires monthly payments of interest only during its term. The scheduled maturity date of the 79 Madison Avenue Loan is the due date in January 2026. Voluntary prepayment of the 79 Madison Avenue Loan without payment of any prepayment premium is permitted on or after the due date in November 2025. At any time after the earlier to occur of (i) the second anniversary of the last securitization of any portion of the 79 Madison Avenue Loan Combination and (ii) the fourth anniversary of the origination of the 79 Madison Avenue Loan Combination, the 79 Madison Avenue Loan may be defeased with certain direct full faith and credit obligations of the United States of America or obligations which are “government securities” permitted under the 79 Madison Avenue Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

55

79 madison avenue

■	The Mortgaged Property. The 79 Madison Avenue Property consists of a 274,084 SF, 17-story, office building with ground floor retail located on the southeast corner of 28th Street and Madison Avenue in Midtown Manhattan. The 79 Madison Avenue Property was constructed in 1925 and most recently renovated in 2015. The 79 Madison Avenue Property is comprised of 253,514 SF of office space which includes storage space and 20,570 SF of retail space. As of November 1, 2015 the 79 Madison Avenue Property was 98.0% leased to seven office tenants and two retail tenants. The largest tenant at the 79 Madison Avenue Property is WeWork Companies Inc. which occupies 168,300 SF of the total square footage (61.4% of net rentable area; 61.3% of underwritten gross potential income). Additionally, WeWork Companies Inc. will occupy the eighth floor in January 2017 upon expiration of the current tenant’s lease at that space. The retail space is 100% leased to two tenants, Pranna Restaurant (“Pranna”) and SMK Wines and Liquors.

The following table presents certain information relating to the major tenants at the 79 Madison Avenue Property:

Five Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
WeWork Companies Inc.	NR / NR / NR	168,300	61.4%	$7,846,084	61.3%	$46.62	7/31/2032	1, 5-year option
Ted Moudis Associates Inc.	NR / NR/ NR	32,000	11.7	1,714,631	13.4	53.58	7/31/2024	NA
Pranna(2)	NR / NR / NR	19,429	7.1	1,020,000	8.0	52.50	3/31/2025	NA
Allsteel Inc	NR / NR / NR	16,935	6.2	724,935	5.7	42.81	9/30/2023	1, 3-year option
Morris Visitor Publications	NR / NR / NR	16,000	5.8	694,722	5.4	43.42	12/31/2016	NA
Five Largest Tenants		252,664	92.2%	$12,000,372	93.8%	$47.50
Remaining Owned Tenants		16,064	5.9	790,985	6.2	49.24
Vacant Spaces (Owned Space)		5,356	2.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		274,084	100.0%	$12,791,357	100.0%	$47.60

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Pranna is currently operating but is not paying rent and is expected to vacate the leased premises in the near future. As such, the space leased to Pranna has been underwritten as vacant. See “Cash Flow Analysis”, below. The 79 Madison Avenue Loan is structured with a $700,000 upfront reserve for the Pranna space; see “—Escrows” for more information. Additionally, Pranna has a $350,000 security deposit that will be retained by the lender as additional security for the 79 Madison Avenue Loan upon Pranna’s default in accordance with the terms of the 79 Madison Avenue Loan documents.

The following table presents the lease rollover schedule at the 79 Madison Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
2016	19,836	7.2%	7.2%	$862,413	6.7%	$43.48	2
2017	0	0.0	7.2%	0	0.0	0.00	0
2018	0	0.0	7.2%	0	0.0	0.00	0
2019	11,087	4.0	11.2%	503,047	3.9	45.37	2
2020	0	0.0	11.2%	0	0.0	0.00	0
2021	0	0.0	11.2%	0	0.0	0.00	0
2022	0	0.0	11.2%	0	0.0	0.00	0
2023	16,935	6.2	17.4%	724,935	5.7	42.81	1
2024	32,000	11.7	29.1%	1,714,631	13.4	53.58	1
2025	20,570	7.5	36.6%	1,140,247	8.9	55.43	2
2026	0	0.0	36.6%	0	0.0	0.00	0
2027 & Thereafter	168,300	61.4	98.0%	7,846,084	61.3	46.62	1
Vacant	5,356	2.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	274,084	100.0%		$12,791,357	100.0%	$47.60	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	The Lease Expiration Schedule assumes that the Pranna lease is in place, however, Pranna’s rent was excluded in our underwriting. See “Cash Flow Analysis”, below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the 79 Madison Avenue Property:

Historical Leased %(1)

	2012	2013(2)	2014	As of 11/1/2015
Owned Space	100.0%	52.8%	85.0%	98.0%

(1)	As provided by the borrower and which reflects occupancy as of December 31 for the specified year unless otherwise indicated.

(2)	Occupancy at the 79 Madison Avenue Property decreased significantly in 2013 primarily due to the departure of a major tenant.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 79 Madison Avenue Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/30/2015	Underwritten(2)	Underwritten $ per SF	Market Adjusted Underwriting(3)
Base Rent(4)	$8,088,744	$7,729,484	$5,851,097	$6,961,664	$12,558,562	$45.82	$13,045,324
Contractual Rent Steps(5)	0	0	0	0	232,795	0.85	172,795
Gross Up Vacancy	0	0	0	0	212,651	0.78	212,651
Total Rent	$8,088,744	$7,729,484	$5,851,097	$6,961,664	$13,004,008	$47.45	$13,430,770
Total Reimbursables	543,497	183,246	141,091	280,817	228,553	0.83	228,553
Other Income(6)	841,595	735,105	853,723	964,703	611,515	2.23	611,515
Vacancy & Credit Loss	0	0	0	0	(1,243,064)	(4.54)	(682,966)
Effective Gross Income	$9,473,836	$8,647,836	$6,845,911	$8,207,185	$12,601,011	$45.97	$13,587,871

Real Estate Taxes	$1,868,705	$1,988,639	$2,050,839	$2,265,921	$2,296,212	$8.38	$2,296,212
Insurance	66,853	53,737	108,463	88,405	169,535	0.62	169,535
Management Fee	331,584	302,674	239,607	287,251	441,035	1.61	475,575
Other Operating Expenses	3,106,432	2,846,737	3,065,964	2,915,326	2,785,086	10.16	2,785,086
Total Operating Expenses	$5,373,574	$5,191,787	$5,464,873	$5,556,903	$5,691,868	$20.77	$5,726,409

Net Operating Income	$4,100,261	$3,456,049	$1,381,038	$2,650,281	$6,909,143	$25.21	$7,861,463
TI/LC	0	0	0	0	623,348	2.27	695,908
Replacement Reserves	0	0	0	0	63,039	0.23	63,039
Net Cash Flow	$4,100,261	$3,456,049	$1,381,038	$2,650,281	$6,222,755	$22.70	$7,102,515

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Pranna premises are underwritten as vacant, resulting in higher Vacancy & Credit Loss figures by the amount equal to Pranna’s current base rent. The Pranna space was also excluded from the calculation of TI/LC due to the $700,000 upfront Pranna Reserve (see “—Escrows” below).

(3)	Market Adjusted Underwriting is for presentation purposes only and was not used in the calculation of DSCR or Debt Yield figures in the term sheet or Preliminary Prospectus. Market Adjusted Underwriting reflects the lease up of the Pranna space at the appraiser’s concluded gross market rent of $75.00 per SF and a vacancy factor of 5%. Based on the Market Adjusted Underwriting, the NCF DSCR and NOI Debt Yield would be 1.74x and 9.2%, respectively.

(4)	Underwritten Base Rent represents in-place rent at the 79 Madison Avenue Property based on actual, contractual rent from nine tenants. The underwritten base rent is significantly higher than historical amounts due to lease-up at the 79 Madison Avenue Property. Additionally, as part of its initial lease, WeWork Companies Inc. received rent abatements that have started to expire thus restoring a portion of WeWork Companies Inc.’s space to fully, unabated rent.

(5)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases on October 1, 2016.

(6)	Other Income includes electricity reimbursements, freight elevator reimbursements and other minor miscellaneous income sources.

■	Appraisal. According to the appraisal, the 79 Madison Avenue Property had an “as-is” appraised value of $190,000,000 as of November 1, 2015.

■	Environmental Matters. Based on the Phase I environmental report dated November 10, 2015, there are no recognized environmental conditions or recommendations for further action at the 79 Madison Avenue Property other than the recommendation for the continued implementation of the existing asbestos O&M plan.

■	Market Overview and Competition. The 79 Madison Avenue Property is located in Midtown Manhattan at 79 Madison Avenue on the east side of Madison Avenue on the northeast corner of East 28th Street within the Madison/Union Square office submarket of Midtown South Manhattan. Per the appraisal, Midtown South Manhattan continues to be one of the strongest office markets in the country with its steady rent growth and low vacancy rate. It is Manhattan’s smallest office market, housing 66.6 million SF of office space. According to the appraisal, Midtown South Manhattan continues to exhibit one of the lowest vacancy rates of any central business

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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district office market in the nation, at 5.8% which represents a 2.6% decrease from 2014. Additionally, the overall average asking rent in Midtown South Manhattan has increased considerably over the past year, up 15.4% from $58.08 per SF to $67.05 per SF during the third quarter of 2015. According to the appraisal, Midtown South Manhattan registered 844,196 SF of positive absorption in the first three quarters of 2015, 126,127 SF of which was absorbed during the third quarter of 2015. The appraisal has identified six office buildings, totaling 484,846 SF of office space, that are considered to be directly competitive with the 79 Madison Avenue Property. The average overall occupancy rate for these buildings is approximately 94.2% with average asking rent range of $52.00 to $60.00 per SF.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 79 Madison Avenue Property:

Office Lease Comparables(1)

	79 Madison Avenue New York City	111 West 19th Street New York City	470 Park Avenue South New York City	119-125 West 24th Street New York City	387 Park Avenue South New York City	136 Madison Avenue New York City
Year Built	1925	1901	1912	1913	1910	1916
Total GLA	274,084	110,400	227,053	137,984	213,954	272,000
Lease SF	NAP	46,000	10,500	75,024	19,269	18,364
Lease Structure	Various	Gross	Gross	Gross	Gross	Gross
Lease Term (years)	Various	10.0	10.7	10.0	10.0	10.5
Rental Rate ($ per SF)	$47.60(2)	$60.04	$56.95	$60.97	$65.38	$47.88

(1)	Source: Appraisal.

(2)	Represents average gross rent at the 79 Madison Avenue Property.

■	The Borrower. The borrower is 79 Madison LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 79 Madison Avenue Loan Combination. The guarantors of the non-recourse carveouts under the 79 Madison Avenue Loan Combination are Michael T. Cohen, Robert Getreu and Andrew H. Roos. Michael T. Cohen, Robert Getreu and Andrew H. Roos, operating under the name, Colliers International, own a portfolio of office and retail properties throughout New York City.

■	Escrows. On the origination date of the 79 Madison Avenue Loan Combination, the borrower funded a reserve of (i) $198,542 for real estate taxes, (ii) $8,948,151 for unfunded obligations, (iii) $1,226,700 for free rent and (iv) $700,000 relating to the Pranna lease (the “Pranna Reserve”). The Pranna Reserve is disbursed proportionately to the borrower, provided no event of default is continuing under the 79 Madison Avenue Loan documents, upon the lender’s receipt of evidence that a replacement lease of a portion or all of the Pranna premises (or, in the event that Pranna remains in the space for at least one year following origination of the 79 Madison Avenue Loan Combination with no defaults under the Pranna lease, the Pranna lease) is in full force and effect and the tenant is in occupancy paying unabated rent and all tenant improvement and leasing costs in connection with the Pranna premises have been paid in full. Portions of the Pranna Reserve may also be disbursed in accordance with the 79 Madison Avenue Loan documents when tenant improvement and leasing costs are outstanding upon the satisfaction of certain conditions therein.

On each due date, the borrower will be required to fund (i) one-twelfth of the taxes that the lender estimates will be payable over the then-succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the 79 Madison Avenue Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then-succeeding 12-month period, (iii) from such date as the debt service coverage ratio is less than 1.45x until such date as the debt service coverage ratio is equal to or greater than 1.45x for one calendar quarter, a tenant improvements and leasing commissions reserve in the amount of $45,681 and (iv) a replacement reserve in the amount of $5,306.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The 79 Madison Avenue Loan Combination is structured with a springing lockbox and springing cash management. Upon the first occurrence of a 79 Madison Avenue Trigger Period (as defined below), the borrower is required to deposit, or cause to be deposited, all revenue generated by the 79 Madison Avenue Property into a restricted account. All funds are transferred on each business day from the restricted account to or at the direction of borrower unless a 79 Madison Avenue Trigger Period exists, in which case such funds are transferred on each business day to a lender-controlled cash management account for the payment of debt service and funding of reserves, with the remainder to be held by the lender in an excess cash flow fund.

A “79 Madison Avenue Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the 79 Madison Avenue Loan documents and continuing until the same is cured, (ii) commencing on the date that the debt service coverage ratio as calculated under the 79 Madison Avenue Loan documents is less than 1.25x and continuing until the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters and (iii) commencing upon the occurrence of a 79 Madison Avenue Specified Tenant Trigger Period (as defined below), and continuing until the same is cured.

A “79 Madison Avenue Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a 79 Madison Avenue Specified Tenant (as defined below) being in material default under its lease beyond applicable notice and cure periods, (ii) a 79 Madison Avenue Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark” in a substantial portion of its space, (iii) a 79 Madison Avenue Specified Tenant giving notice that it is terminating any portion of its lease, (iv) any termination or cancellation of any 79 Madison Avenue Specified Tenant lease or any 79 Madison Avenue Specified Tenant Lease failing to otherwise be in full force and effect and (v) any bankruptcy or similar insolvency of any 79 Madison Avenue Specified Tenant; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence of (1) the cure of the applicable event giving rise to the 79 Madison Avenue Specified Tenant Trigger Period in accordance with the provisions of the 79 Madison Avenue Loan documents or such circumstances ceasing to exist, or (2) the borrower leasing the entire space demised to the applicable 79 Madison Avenue Specified Tenant and the applicable tenant under the lease being in occupancy and open for business in the space and paying the full amount of the rent due under its lease.

A “79 Madison Avenue Specified Tenant” means (i) WeWork Companies Inc. and (ii) any tenant under any ST Major Lease (as defined below) and any guarantor(s) of the applicable ST Major Lease.

An “ST Major Lease” means (i) any lease which, individually or when aggregated with all other leases at the 79 Madison Avenue Property with the same tenant or its affiliate, either (A) accounts for 30% or more of the total rental income for the 79 Madison Avenue Property or (B) demises 30% or more of the 79 Madison Avenue Property’s gross leasable area and (ii) any instrument guaranteeing or providing credit support for any lease meeting the requirements of (i) and/or (ii) above.

■	Property Management. The 79 Madison Avenue Property is currently managed by Colliers Tri-State Management LLC. Under the 79 Madison Avenue Loan documents, the 79 Madison Avenue Property may not be managed by any party other than Colliers Tri-State Management LLC; provided, however, that so long as no event of default under the 79 Madison Avenue Loan documents exists, the borrower can replace Colliers Tri-State Management LLC with a property manager upon notice to the lender, provided that (i) the replacement property manager and replacement property management agreement are approved by the lender in writing (which approval may be conditioned upon receipt of a rating agency confirmation), (ii) the replacement would not cause a termination right, right of first refusal or similar right, cause termination fees to become due, or cause a material adverse effect, under the union agreements and (iii) if such property manager is an affiliate of the borrower, a new non-consolidation opinion is provided from the borrower’s counsel. The lender has the right to terminate the property management agreement and replace the property manager or require that the borrower terminate the property management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists an event of default under the 79 Madison Avenue Loan documents, (c) the property manager has engaged in gross negligence, fraud, willful

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the property management agreement.

■	Mezzanine or Subordinate Indebtedness. The 79 Madison Avenue Loan documents permit the borrower to incur future mezzanine financing, subject to the satisfaction of certain conditions set forth in the 79 Madison Avenue Loan documents, including among others: (i) no event of default under the 79 Madison Avenue Loan documents is ongoing; (ii) the lender’s receipt, at least 60 days and no more than 90 days, of prior written notice of the exercise of the mezzanine option; (iii) the mezzanine loan will be junior and subordinate to the 79 Madison Avenue Loan Combination; (iv) the lender’s approval of the terms and conditions of the mezzanine loan and the mezzanine loan documents; (v) if the interest rate under the mezzanine loan is a floating rate, the mezzanine borrower will have obtained and will maintain an interest rate cap agreement; (vi) upon notice of and after giving effect to the mezzanine loan, the debt service coverage ratio will be equal to or greater than 1.40x and the debt yield will be equal to or greater than 9.0%; (vii) the loan term (including any extension terms) of the mezzanine loan will be coterminous with or longer than the term of the 79 Madison Avenue Loan; (viii) upon notice of and after giving effect to the mezzanine loan, the loan-to-value ratio will be equal to or less than 70.0%; (ix) the mezzanine lender’s entry into an intercreditor agreement with the lender in form and substance acceptable to the lender and the rating agencies and (x) delivery of a rating agency confirmation.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 79 Madison Avenue Property (plus 18 months of rental loss and/or business interruption coverage and an additional period of indemnity covering the six months following restoration). If TRIPRA (or any applicable subsequent statute, extension or reauthorization) is not in effect and terrorism coverage becomes subject to rating and availability on the open market, the borrower is not required to pay additional annual premiums in excess of two times the annual premium payable at such time for the policies required under the 79 Madison Avenue Loan documents to the extent they insure the 79 Madison Avenue Property on a stand-alone basis (without giving effect to the terrorism coverage components of the policies) in order to obtain the terrorism coverage as part of any applicable insurance policy, but the borrower is obligated to purchase the maximum amount of terrorism coverage available with respect to the applicable insurance policy with such funds equal to two times the annual premium payable at such time for the policies required under the 79 Madison Avenue Loan documents. “See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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hilton orrington evanston

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

hilton orrington evanston

CARTIFACT
Hilton Orrington Evanston
1710 Orrington Avenue
Evanston, IL 60201
Northbrook
Evanston
Skokie
Des Plaines
Chicago
Oak Park
Bellwood
Maywood
Berwyn
Cicero
Lake Michigan
CHICAGO EXECUTIVE AIRPORT
CHICAGO O'HARE INTERNATIONAL AIRPORT (ORD)
DOWNTOWN CHICAGO
Northbrook Court
Willow Festival Shopping Center
Glenbrook Hospital
The Glen Town Center
Oakton Community College -Des Plaines
Golf Mill Shopping Center
Lutheran General Hospital
Old Orchard Shopping Center
Skokie Hospital
Evanston Hospital
Northwestern University-Evanston
Ryan Field
St Francis Hospital
Loyola University Chicago-lk Shore
Lincolnwood Town Center
Oak Mill Mall
Civic Center Plaza
Allstate Arena
Presence Resurrection Medical Center
Fashion Outlets Of Chicago
Northeastern Illinois University
Norridge Commons
Harlem Irving Plaza
Oak Park & Read Hospital
Wrigley Field
Advocate Il Masonic Medical Center
St Joseph Hospital
Depaul University-Lincoln Park
Lincoln Park Zoo
Chicago History Museum
Museum Of Contemporary Art Chicago
Northwestern University-Chicago
Navy Pier
Brickyard Mall
Gottlieb Memorial Hospital
Maywood Park Race Track
Concordia University
University Of Illinois At Chicago
Soldier Field
Loyola University Hospital
North Riverside Park Mall
Garfield Park Conservatory
Chicago
Evanston
Oak Park
Lake Michigan
Elgin
Schaumburg
Aurora
Naperville
Joliet
Gary
Hammond
Lincolnwood
Cicero
Oak Lawn
Whiting
Orland Park
Harvey
Downers Grove
Wheaton
Bolingbrook
Plainfield
Frankfort
Homewood
Hobart
Merrillville
Schererville
Monee
Elwood
Lisbon
Shorewood
Lamont
Oswego
Sugar Grove
St. Charles
Addison
Hoffman Estates
Buffalo Grove
Lincolnshire
Mundelein
Lake Forest
Gurnee
Woodstock
Lakemoor
Lakewood
Northbrook

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

hilton orrington evanston

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF
Location (City/State)	Evanston, Illinois	Cut-off Date Principal Balance		$40,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$148,698.88
Size (Rooms)	269	Percentage of Initial Pool Balance		5.8%
Total TTM Occupancy as of 2/29/2016	74.7%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 2/29/2016	74.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1923 / 2013	Mortgage Rate		5.07000%
Appraised Value(1)	$60,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$17,713,881
Underwritten Expenses	$12,742,879	Escrows
Underwritten Net Operating Income (NOI)	$4,971,002		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,262,447	Taxes	$1,030,000	$0
Cut-off Date LTV Ratio(1)	65.7%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	55.3%	FF&E	$0	$57,285
DSCR Based on Underwritten NOI / NCF	1.91x / 1.64x	Other(3)	$3,750,000	$0
Debt Yield Based on Underwritten NOI / NCF	12.4% / 10.7%

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$40,000,000	60.6%	Purchase Price	$60,000,000	90.8%
Principal’s New Cash Contribution	21,220,254	32.1	Reserves	4,780,000	7.2
Garage Renovation Credit	4,750,000	7.2	Closing Costs	1,270,254	1.9
Other Sources	80,000	0.1
Total Sources	$66,050,254	100.0%	Total Uses	$66,050,254	100.0%

(1)	The Appraised Value of $60,900,000 assumes the completion of $3.8 million in garage renovations. An upfront garage renovation reserve of $3.75 million is in place. The appraisal concluded an “as-is” appraised value without the garage renovations reserve of $57,100,000. The Cut-off Date LTV Ratio without the garage renovations reserve is 70.1%. The appraisal concluded an “as stabilized” appraised value of $64,100,000 as of November 1, 2018. Based on the “as stabilized” appraised value, the Cut-off Date LTV Ratio is 62.4%.

(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $64,100,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 58.2%.

(3)	Other upfront escrows represent reserves for garage renovation. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Hilton Orrington Evanston Loan”) is evidenced by a note in the original principal amount of $40,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 269-room full service hotel located in Evanston, Illinois (the “Hilton Orrington Evanston Property”). The Hilton Orrington Evanston Loan was originated by Rialto Mortgage Finance, LLC on December 18, 2015. The Hilton Orrington Evanston Loan has an outstanding principal balance as of the Cut-off Date of $40,000,000 which represents approximately 5.8% of the Initial Pool Balance and accrues interest at an interest rate of 5.07000% per annum. The proceeds of the Hilton Orrington Evanston Loan were primarily used to acquire the Hilton Orrington Evanston Property.

The Hilton Orrington Evanston Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date and requires payments of interest only for the initial 36 months, followed by payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Hilton Orrington Evanston Loan is the due date in January 2026. The Hilton Orrington Evanston Loan may be voluntarily prepaid on or after the due date in March 2018 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the Hilton Orrington Evanston Loan is permitted on and after the due date in September 2025 without payment of any yield maintenance or prepayment premium.

■	The Mortgaged Property. The Hilton Orrington Evanston Property is comprised of one, nine-story full service hotel containing 269 rooms and one, five-story garage/retail building located in Evanston, Illinois, approximately 13 miles north of Chicago and directly adjacent to Northwestern University. The Hilton Orrington Evanston Property was originally constructed in 1923. Since 2013, the Hilton Orrington Evanston Property has undergone approximately $5.07 million in capital expenditures, which included renovations to guestrooms, public space, exterior buildings and systems and equipment.

The Hilton Orrington Evanston Property features standard and suite-style guestroom configurations with guestrooms on levels three through eight of the hotel building. Guestrooms include signature Hilton Serenity plush pillow-top beds along with an oversized work desk and ergonomic chair. Other room amenities include a

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

hilton orrington evanston

37-inch flat-panel TV, clock radio, coffee maker and wireless internet access. The room mix includes 150 king rooms, 107 queen rooms, five studio suites, five one-bedroom suites and two two-bedroom suites. Other amenities include a fitness center, business center and room service.

The Hilton Orrington Evanston Property has 18,505 SF of meeting space with the majority of the meeting rooms situated across the second floor of the Hilton Orrington Evanston Property and additional meeting space situated across the ninth (top) floor. The Hilton Orrington Evanston Property features three food and beverage outlets, all located on the main floor of the hotel building, as well as a leased coffee shop (The Unicorn Café) located on the first floor of the garage building. The Hilton Orrington Evanston Property’s primary dining outlet is eTown Bistro, located adjacent to the lobby. The 91-seat restaurant is open for breakfast, lunch and dinner and also provides in-room dining. The outlet was closed in early 2015 for a comprehensive renovation and re-opened in March 2015. The Hilton Orrington Evanston Property’s lounge was relocated inside eTown Bistro in 2015 and offers a dinner and appetizer menu, as well as a full bar. In addition, the 60-seat Farmhouse Evanston is the Hilton Orrington Evanston Property’s leased restaurant and is operated by a local restaurateur for lunch and dinner. Farmhouse Evanston leases approximately 8,046 SF of space with 4,300 SF located adjacent to the lobby for the main restaurant, 2,399 SF on the second floor for the outlet’s private dining area and approximately 1,347 SF in the basement for additional storage. The expiration date of the lease is October 28, 2022 with two five-year extension options.

The parking garage was originally constructed in the late 1950’s and provides 174 parking spaces or 0.65 spaces per room exclusively for the hotel. The garage is valet-only and is operated by the hotel. The hotel building and the garage building are connected through an underground walkway. The borrower commenced renovations on the garage in March 2016 and is expected to complete the renovations in June 2016. $3.75 million was held in escrow at the Hilton Orrington Evanston Loan closing for these garage renovations (see “—Escrows” below). The City of Evanston previously approved a plan for the construction of up to 30 residential units above the existing parking garage. Prior to construction of the residential units, the borrower is required to, among other conditions, complete all of the garage renovations. The Hilton Orrington Evanston Loan documents permit the borrower to convert the garage portion of the Hilton Orrington Evanston Property to a condominium, consisting of a retail unit for the current retail space, a parking unit for the current hotel parking, a residential unit for residential development above the existing garage and a residential parking unit dedicated to parking for any such residential development above the existing garage. The residential unit and residential parking unit are permitted to be released from the lien of the Hilton Orrington Evanston Loan subject to, among other things, the lender’s reasonable approval of the condominium documents and other agreements relating to the release and all plans and specifications relating to any renovations or construction to the garage contemplated in connection with the garage restructuring. Currently, the garage building has five leased retail units on the ground floor which range from 600 SF to 1,878 SF.

The following table presents certain information relating to the 2015 demand analysis with respect to the Hilton Orrington Evanston Property based on market segmentation, as provided in the appraisal for the Hilton Orrington Evanston Property:

2015 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Commercial
Hilton Orrington Evanston	28%	25%	47%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

hilton orrington evanston

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hilton Orrington Evanston Property:

Hilton Orrington Evanston (1)

	2012	2013	2014	TTM 2/29/2016
Occupancy	69.7%	71.3%	67.9%	74.7%
ADR	$147.37	$152.55	$161.92	$167.09
RevPAR	$102.70	$108.79	$109.95	$124.77

(1)	Source: As provided by borrower.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and a per room basis, at the Hilton Orrington Evanston Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 2/29/2016	Underwritten	Underwritten $ per Room
Room Revenue	$10,111,655	$10,681,850	$10,795,794	$12,250,144	$12,250,144	$45,540
Food & Beverage Revenue	4,031,836	4,028,920	3,906,138	4,338,256	4,338,256	16,127
Other Revenue(2)	1,032,829	1,039,867	970,061	1,125,482	1,125,482	4,184
Total Revenue	$15,176,320	$15,750,637	$15,671,993	$17,713,881	$17,713,881	$65,851

Room Expense	$2,681,405	$2,635,826	$2,409,161	$2,624,638	$2,624,638	$9,757
Food & Beverage Expense	3,124,553	3,198,395	3,019,844	3,120,724	3,120,724	11,601
Other Expense	579,892	477,038	442,163	637,407	637,407	2,370
Total Departmental Expense	$6,385,850	$6,311,259	$5,871,168	$6,382,769	$6,382,769	$23,728
Total Undistributed Expense	4,920,399	4,849,114	4,725,315	5,081,494	5,013,654	18,638
Total Fixed Charges	1,054,728	981,777	1,565,558	1,208,916	1,346,456	5,005
Total Operating Expenses	$12,360,977	$12,142,150	$12,162,041	$12,673,179	$12,742,879	$47,371

Net Operating Income	$2,815,343	$3,608,487	$3,509,952	$5,040,702	$4,971,002	$18,480
FF&E	607,053	630,128	626,880	654,263	708,555	2,634
Net Cash Flow	$2,208,290	$2,978,359	$2,883,072	$4,386,440	$4,262,447	$15,846

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue also includes rental amounts for the Farmhouse Evanston restaurant and the four retail leases.

■	Appraisal. According to the appraisal, the Hilton Orrington Evanston Property had an “as-is” appraised value of $60,900,000 as of an effective date of October 27, 2015. The “as-is” appraised value assumes the $3.8 million in garage renovations are complete. The borrower reserved $3.75 million for garage renovations at loan origination. The appraiser also concluded an “as stabilized” appraised value of $64,100,000 as of an effective date of November 1, 2018.

■	Environmental Matters. According to a Phase I environmental report, dated December 23, 2015, there are no recommendations for further action at the Hilton Orrington Evanston Property other than a recommendation for an asbestos operations and maintenance plan, which is already in place.

■	Market Overview and Competition. The Hilton Orrington Evanston Property is located in downtown Evanston, Cook County, Illinois. Evanston is approximately 13 miles north of Chicago and is part of the greater Chicago economic base and also part of the Chicago-Naperville-Elgin, IL-IN-WI metropolitan statistical area. Chicago’s economy is supported by manufacturing, printing/publishing, finance and insurance. The industrial base and inland port contribute to the city’s position as a national transportation and distribution center, with O’Hare International Airport and Midway International Airport supporting the region. The financial industry acts as a key component to the economy of the Chicago area and is home to the retail financial services and commercial banking headquarters of JPMorgan Chase, one of the largest employers for the market. The Hilton Orrington Evanston Property is located adjacent to Northwestern University which has an enrollment of approximately 21,000 students and a faculty of over 3,000. Northwestern University is one of the oldest private universities in the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

hilton orrington evanston

U.S. and is comprised of 12 schools and colleges and offers undergraduate degrees in 124 different majors as well as 145 different graduate and professional degrees. The 240-acre main campus of Northwestern University is situated one block north of the Hilton Orrington Evanston Property, and this campus houses the undergraduate schools, the Graduate School and the Kellogg School of Management. Northwestern University is a part of the Big Ten athletic conference, and all of its athletic fields and events are located in Evanston.

The following table presents certain information relating to the historical occupancy, ADR and RevPAR at the Hilton Orrington Evanston Property and its competitive set, as provided in a market report for the Hilton Orrington Evanston Property:

Historical Statistics

	Hilton Orrington Evanston			Competitive Set			Penetration

	2013(1)	2014(1)	TTM 2/29/2016(2)	2013(1)	2014(1)	TTM 2/29/2016(2)	2013(1)	2014(1)	TTM 2/29/2016(2)
Occupancy	70.3%	67.9%	74.7%	65.0%	67.1%	70.0%	108.1%	101.2%	106.7%
ADR	$153.98	$163.29	$168.10	$127.29	$132.97	$138.11	121.0%	122.8%	121.7%
RevPAR	$108.20	$110.85	$125.52	$82.73	$89.16	$96.62	130.8%	124.3%	129.9%

(1)	Source: December 2015 travel research report.

(2)	Source: February 2016 travel research report.

Hilton Orrington Evanston Property Competitive Set(1)

Property	Number of Rooms	Year Built
Hilton Orrington Evanston	269	1923
DoubleTree by Hilton Chicago North Shore	369	1974
Hilton Garden Inn Evanston	178	2001
Best Western University Plaza Evanston	159	1974
Renaissance Chicago North Shore Hotel	385	1973
Westin Chicago North Shore	412	2006
Hampton Inn & Suites Skokie	225	2000
Residence Inn by Marriott Chicago Wilmette	130	2014
Holiday Inn Skokie	244	1969
Total	2,371

(1)	Source: Appraisal

■	The Borrower. The borrower is Evanston Orrington Hotel, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hilton Orrington Evanston Loan. The non-recourse carve-out guarantor is Morton L. Olshan.

■	Escrows. On the origination date of the Hilton Orrington Evanston Loan, the borrower funded escrow reserves of $3,750,000 for the garage renovation reserve and $1,030,000 for real estate taxes.

On each due date, the borrower is required to fund the following reserves with respect to the Hilton Orrington Evanston Loan: (i) commencing on the due date in September 2016, a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; (ii) an insurance reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay the insurance premiums over the then succeeding 12-month period unless the insurance is maintained under a blanket policy; (iii) an FF&E reserve in an amount equal to the greater of (a) one-twelfth of 4.0% of gross income from operations during the calendar year immediately preceding the calendar year in which such monthly payment date occurs and (b) the aggregate amount, if any, required to be reserved under the management agreement and the franchise agreement.

The $3,750,000 upfront garage renovation reserve is being used to complete renovations on the garage. Commencing on the monthly payment dates in February 2016 through May 2016, the garage renovation reserve funds are to be disbursed into a separate account maintained by the borrower for the benefit of the lender (the “Renovation Account”) as follows (a) $1,000,000 with respect to the monthly payment dates in February 2016, March 2016 and April 2016 and (b) $750,000 with respect to the monthly payment date in May 2016. The

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

hilton orrington evanston

borrower has access to the funds in the Renovation Account without having to submit disbursement requests, but is required to use such funds to pay for renovation costs.

■	Lockbox and Cash Management. The Hilton Orrington Evanston Loan requires a hard lockbox and a springing cash management, which will be established upon written notification from the lender to the lockbox bank. The Hilton Orrington Evanston Loan documents require the borrower to deposit or cause to be deposited all revenue generated by the Hilton Orrington Evanston Property. Following the occurrence of a Cash Management Trigger Event (as defined below), the borrower is required to establish a cash management account and, upon establishment of the account, funds on deposit in the lockbox account are required to be transferred daily to the cash management account. On each due date after the occurrence of a Cash Management Trigger Event, the related loan documents require that all amounts on deposit in the lockbox account be applied in the following order of priority: (i) real estate taxes; (ii) insurance; (iii) fees and expenses of the cash management bank in accordance with the cash management agreement; (iv) monthly debt service payment; (v) monthly FF&E reserves; (vi) funds sufficient to be applied to the operating expenses set forth in the annual operating budget; (vii) funds sufficient to pay for extraordinary or other operating expenses; (viii) funds sufficient to pay any interest accruing at the default rate with respect to any event of default that has occurred; and (ix) all excess cash flow will be applied to the excess cash flow account if a Cash Sweep Event (as defined below) is in effect or to a borrower-controlled account if no Cash Sweep Event is in effect.

A “Cash Management Trigger Event” means the occurrence of (i) an event of default; (ii) any bankruptcy action of borrower, guarantor or property manager; or (iii) a Cash Management DSCR Trigger Event (as defined below).

A “Cash Management DSCR Trigger Event” means as of the date of determination, the debt service coverage ratio based on the trailing 12-month period is less than 1.15x.

A “Cash Sweep Event” means the occurrence of (i) an event of default; (ii) any bankruptcy action of borrower, guarantor or property manager; or (iii) a Cash Sweep DSCR Trigger Event (as defined below).

A “Cash Sweep DSCR Trigger Event” means as of the date of determination, the debt service coverage ratio based on the trailing 12-month period is less than 1.10x.

■	Property Management. The Hilton Orrington Evanston Property is currently managed by Orrington Hotel Manager, LLC, an affiliate of the borrower, pursuant to a management agreement. The Hilton Orrington Evanston Loan documents provide that the lender may require the borrower to replace the property manager with a property manager which is not an affiliate of the borrower, but may be chosen by the borrower upon the occurrence of (i) an event of default; (ii) if the property manager is in default under the management agreement beyond any applicable notice and cure period; (iii) if the property manager becomes insolvent or a debtor in any bankruptcy action and/or (iv) if at any time the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■	Mezzanine or Subordinate Indebtedness. The Hilton Orrington Evanston Loan documents permit one or more subordinate affiliate loans made by direct or indirect members of the borrower to the borrower that have an aggregate principal amount of no more than $1,025,000 and that are subject to a valid and binding standstill and subordination agreement executed by the borrower and each holder of such loans.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Hilton Orrington Evanston Property, plus 18 months of business interruption coverage as calculated under the Hilton Orrington Evanston Loan documents (with an additional extended period of indemnity as reasonably required by the lender) in an amount equal to 100% of the projected gross income from the Hilton Orrington Evanston Property (on an actual loss sustained basis) for a period continuing until the restoration of the Hilton Orrington Evanston Property is completed and containing an extended period endorsement which provides for up to 12 months of additional coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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austin block 21

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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austin block 21

Cedar Park
Round Rock
Pflugerville
Jollyville
Manor
Austin
AUSTIN-BERGSTROM INTERNATIONAL AIRPORT
CAPITOL DISTRICT
John H. Reagan Bldg
Texas Capitol
Dell Medical Center (Future)
Waterloo Park
E 12TH ST
401 East 12th Street
State Insurance Building
La Quinta Inn
Texas Association of Broadcasters
Greer State Highway Building
Rudder Building
1011 San Jacinto
State Treasury
1005
NORTHEAST
Teachers Retirement System of Texas
Sheraton Austin Hotel
W 10TH ST
E 10TH ST
908 Nueces Condominiums Planned
Hirschfeld Cottages
Travis Building
Wooldridge Park
Capitol Center
Capitol Tower
Homer J. Thornberry Judicial Building
First Baptist Church
Waller Creek Center
W 9TH ST
E 9TH ST
816 Congress
One Brazos Place
Vaughan Bldg
814
Central Presbyterian Church
J.J. Jake Pickle Federal Building
Aspen Heights Apartments U/C
RED RIVER DISTRICT
W 8TH ST
E 8TH ST
Brown Bldg
JPMorgan Chase Tower
Norwood Tower
Paramount & State Theater
Omni Hotel
Austin Centre
St David's Episcopal Church
Salvation Army
Austin Police Department
New UT System Admin. Bldg. U/C
InterContinental Hotel
W 7TH ST
E 7TH ST
UT System Block 71 Planned
300 West Sixth
O. Henry Hall
One American Center
The Hideout Theatre
Hyatt Driskill Hotel
Southwest Tower
E 6TH ST
EAST 6TH STREET ENTERTAINMENT DISTRICT
WEST 6TH STREET ENTERTAINMENT DISTRICT
Block 52 Planned
Lavaca Plaza
Chase Tower
The Scarbrough Building
BofA Bldg
Littlefield Hall
The Westin
The Sabine on Fifth
Hilton Garden Inn Hotel
E 5TH ST
The Plaza on Republic Square
5th & Colorado
Pangaea
Mexic-Arte Museum Planned
Frost Bank Tower
Courtyard Austin Downtown/ Convention Center
Hilton Austin Hotel
La Zona Rosa
Federal Courthouse
Republic Square Park
W 4TH ST
E 4TH ST
The Independent
New Travis County Civil & Family Courthouse Planned
Hobby Building
Austin Block 21
200 and 212 Lavaca Street
Austin, TX 78701
301 Congress
Austin Convention Center
W 3RD ST
E 3RD ST
Austin Energy Seaholm Planned
WAREHOUSE DISTRICT
AMLI on Second
500 W. 2nd Street U/C
AMLI Downtown
Google Fiber Space
JW Marriott Austin
Hampton Inn & Suites
W 2ND ST
E 2ND ST
2ND STREET CORRIDOR
New Central Library U/C
Greenwater Northshore
Silicon Laboratories
Austin City Hall
Computer Sciences Corporation
Ashton
500 Congress
One Congress Plaza
Austin International Center
The Fairmont Austin Hotel
W CESAR CHAVEZ ST
E CESAR CHAVEZ ST
Trinity Place Tower Planned
Waller Park Place Planned
Radisson Hotel
San Jacinto Center
Four Seasons Hotel
The Millennium Rainey U/C
Lady Bird Lake
RAINEY STREET
Town Lake Park, Auditorium Shores U/C
Hyatt Regency
70 Rainey Street Planned
Palmer Events Center
The Long Center for the Performing Arts
422 (Broadstone) U/C
Austin American Statesman
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Austin, Texas	Cut-off Date Principal Balance(3)		$39,876,237
Property Type(1)	Mixed Use	Cut-off Date Principal Balance per SF(2)		$404.32
Size (SF)(1)	369,842	Percentage of Initial Pool Balance		5.7%
Total TTM Occupancy as of 11/30/2015(1)	81.6%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 11/30/2015(1)	81.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	2010-2011 / NAP	Mortgage Rate		5.58000%
Appraised Value	$239,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP

Underwritten Revenues	$64,578,445
Underwritten Expenses	$47,259,417	Escrows
Underwritten Net Operating Income (NOI)	$17,319,028		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$15,551,170	Taxes	$353,261	$353,261
Cut-off Date LTV Ratio(2)	62.6%	Insurance	$144,502	$24,084
Maturity Date LTV Ratio(2)	52.6%	Replacement Reserves(4)	$0	$2,240
DSCR Based on Underwritten NOI / NCF(2)	1.68x / 1.51x	TI/LC	$0	$4,720
Debt Yield Based on Underwritten NOI / NCF(2)	11.6% / 10.4%	Other(5)	$67,787	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Combination Amount	$150,000,000	100.0%	Loan Payoff	$129,850,554	86.6%
			Principal Equity Distribution	14,178,929	9.5
			Closing Costs	5,404,967	3.6
			Reserves	565,550	0.4

Total Sources	$150,000,000	100.0%	Total Uses	$150,000,000	100.0%

(1)	The Austin Block 21 Property is a 37-story, 369,842 SF mixed use development consisting of a 251-room (226,442 SF) hotel component that was 81.6% occupied as of November 30, 2015, an 86,757 SF music venue component with a 2,750-person capacity and a 56,643 SF Retail/Office Component that was 99.6% leased as of January 5, 2016. One tenant, ACL Showcase Venue (4,531 SF of the Retail/Office Component), is an affiliate of the borrower and has an executed lease for ground floor retail space (which is used as a smaller, approximately 350 person capacity venue) and took occupancy and began paying rent in March 2016.
(2)	Calculated based on the aggregate outstanding principal balance of the Austin Block 21 Loan Combination.
(3)	The Cut-off Date Principal Balance of $39,876,237 represents the non-controlling note A-2 of a $150,000,000 loan combination evidenced by two pari passu notes. The controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $109,659,651, was contributed to the CGCMT 2016-GC36 securitization transaction.
(4)	Noted amount is cumulative amount to be deposited in separate reserves for the ACL Music Venue Component and the Retail/Office Component. See “—Escrows” below.
(5)	Other upfront reserve represents a gap rent reserve for the ACL Showcase Venue ground floor retail space tenant. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Austin Block 21 Loan”) is part of a loan combination structure (the “Austin Block 21 Loan Combination”) comprised of two pari passu notes that are collectively secured by a first mortgage encumbering the borrower’s fee simple interest in a mixed-use property located in Austin, Texas (the ”Austin Block 21 Property”). The Austin Block 21 Loan (evidenced by note A-2) has an outstanding principal balance as of the Cut-off Date of $39,876,237 and represents approximately 5.7% of the Initial Pool Balance. The related companion loan (the “Austin Block 21 Companion Loan”) has an outstanding principal balance as of the Cut-off Date of $109,659,651 and is evidenced by note A-1, which represents the controlling interest in the Austin Block 21 Loan Combination. The Austin Block 21 Companion Loan was contributed to the CGCMT 2016-GC36 securitization transaction. The Austin Block 21 Loan Combination was originated by Goldman Sachs Mortgage Company on January 5, 2016. The Austin Block 21 Loan Combination has an original principal balance of $150,000,000 and each note has an interest rate of 5.58000% per annum. The borrower utilized the proceeds of the Austin Block 21 Loan to refinance existing debt on the Austin Block 21 Property, fund reserves, pay loan origination costs and return equity to the borrower sponsor.

The Austin Block 21 Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Austin Block 21 Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Austin Block 21 Loan is the due date in January 2026. Voluntary prepayment of the Austin Block 21 Loan is prohibited prior to the due date in October 2025. Provided that no event of default under the Austin Block 21 Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Property. The Austin Block 21 Property is a 37-story, 369,842 SF mixed-use development located in Austin, Texas. The Austin Block 21 Property consists of the 251-room, 226,442 SF, W Austin Hotel (the ”W Austin Hotel Component”), an 86,757 SF live music, entertainment and private event venue (the “ACL Music Venue Component”), and a 56,643 SF retail and office space (the “Retail/Office Component”). Developed by the borrower sponsor and opened between 2010 and 2011, the Austin Block 21 Property is located at the intersection of 2nd Street and Lavaca Street in downtown Austin, Texas. The largest portion of the collateral consists of the 251-room W Austin Hotel Component. There are additionally 159 residential condominiums (under the W Residences brand) located on floors 18-37 of the development which are owned by third parties and are not included in the 369,842 SF collateral for the Austin Block 21 Loan Combination.

The 251-room, 226,442 SF, W Austin Hotel Component (excluding the residential condominiums that are not part of the collateral) represents approximately 68.0% of the appraised value of the Austin Block 21 Property. The 86,757 SF ACL Music Venue Component is a 2,750-person capacity integrated music and private events venue and special events facility that hosts the PBS television show “Austin City Limits,” as well as hundreds of artists and private events annually. The borrower is permitted to use the “Austin City Limits” and “ACL” trademarks, pursuant to a licensing agreement with Capital of Texas Public Telecommunications Council, a Texas nonprofit corporation, entered into in July 2010 with an initial 10-year term and extension options. The ACL Music Venue Component represents approximately 19.5% of the appraised value of the Austin Block 21 Property. The Retail/Office Component consists of 18,327 SF of ground floor retail space (98.9% leased) and 38,316 SF of 2nd and 3rd floor office space (100.0% leased). The ACL Showcase Venue ground floor retail space, which comprises 4,531 SF of the Retail/Office Component, is leased to an affiliate of the borrower, and used as a smaller, approximately 350-person capacity venue beginning in March 2016. The Retail/Office Component represents approximately 12.5% of the appraised value of the Austin Block 21 Property.

■	Operating Agreement. The W Austin Hotel Component is managed pursuant to a hotel operating agreement, as amended between the borrower, formerly known as CJUF II Stratus Block 21 LLC, an indirect, wholly owned subsidiary of the non-recourse carveout guarantor, Stratus Properties Inc. and W Hotel Management Inc., an affiliate of Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) (the “Operating Agreement”). Pursuant to a subordination, non-disturbance and attornment agreement, the Operating Agreement is subordinate to the Austin Block 21 Loan. Upon foreclosure, provided that Starwood is then in default under the Operating Agreement, the lender may terminate the Operating Agreement.

The following table presents certain information relating to the 2015 demand analysis with respect to the W Austin Hotel Component of the Austin Block 21 Property based on market segmentation, as provided in the appraisal for the Austin Block 21 Property:

2015 Accommodated Room Night Demand(1)

	Meeting and Group	Leisure and Business
W Austin Hotel Component	28.0%	72.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the W Austin Hotel Component of the Austin Block 21 Property and various market segments, as provided in a November 2015 travel research report for the W Austin Hotel Component:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM November 2015	99.3%	122.1%	121.2%
TTM November 2014	99.2%	127.9%	126.9%
TTM November 2013	101.0%	121.8%	123.0%

(1)	Source: November 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical occupancy, ADR and RevPAR at the W Austin Hotel Component:

W Hotel Austin(1)

	2013	2014	TTM 11/30/2015
Occupancy	83.1%	82.9%	81.6%
ADR	$313.00	$351.56	$346.81
RevPAR	$260.12	$291.49	$282.95

(1)	As provided by the borrower and represents averages for the indicated periods.

The following table presents certain information relating to the major commercial tenants (of which certain tenants may have co-tenancy provisions) at the Austin Block 21 Property based on initial lease expiration dates:

Largest Tenants Based on Underwritten Commercial Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
M. Arthur Gensler & Associates	NR / NR / NR	14,667	25.9%	$520,679	28.3%	$35.50	1/31/2019	NA	NA	2, 5-year options
Weisbart Springer, LLP(2)	NR / NR / NR	10,853	19.2	379,855	20.7	35.00	6/30/2024	NA	NA	1, 5-year option
Urban Outfitters	NR / NR / NR	9,931	17.5	305,875	16.6	30.80	1/31/2022	$374.29	12.1%	2, 5-year options
Stratus Properties Inc.	NR / NR / NR	8,993	15.9	302,345	16.4	33.62	4/30/2021	NA	NA	2, 5-year options
ACL Showcase Venue(3)	NR / NR / NR	4,531	8.0	203,895	11.1	45.00	3/1/2026	NA	NA	2, 5-year options
Starbucks	A / A2 / A-	2,455	4.3	87,766	4.8	35.75	2/28/2024	NA	NA	2, 5-year options
DEN Properties	NR / NR / NR	800	1.4	30,400	1.7	38.00	10/31/2022	NA	NA	1, 10-year option
Willie’s Roadhouse (Sirius XM)	NR / NR / NR	400	0.7	7,200	0.4	18.00	8/31/2017	NA	NA	5, 1-year options
Austin City Limits Backstage(4)	NR / NR / NR	3,803	6.7	0	0.0	0.00	MTM	NA	NA
Largest Tenants		56,433	99.6%	$1,838,014	100.0%	$32.57
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		210	0.4	0	0.0	0.00
Totals / Wtd. Avg. Tenants		56,643	100.0%	$1,838,014	100.0%	$32.57

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Weisbart Springer, LLP has a termination option that is exercisable as of October 1, 2020 with six months’ notice and the payment of the unamortized cost of tenant improvement allowances and leasing commissions. 3,621 SF is currently subleased to VertsKebap, Inc. at $25.50 per SF triple-net.
(3)	ACL Showcase Venue is an affiliate of the borrower and has an executed lease for ground floor retail space (which is used as a smaller, approximately 350-person capacity venue) and took occupancy and began paying rent in March 2016. A $67,787 gap rent reserve for the tenant was escrowed at origination.
(4)	The Austin City Limits Backstage space is used in conjunction with ACL Music Venue Component operations and only required to pay pro-rata share of operating expenses.

The following table presents certain information relating to the lease rollover schedule at the Austin Block 21 Property based on initial lease expiration dates:

Commercial Lease Expiration Schedule (1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	3,803	6.7%	6.7%	$0	0.0%	$0.00	1
2016	0	0.0	6.7%	0	0.0	0.00	0
2017	400	0.7	7.4%	7,200	0.4	18.00	1
2018	0	0.0	7.4%	0	0.0	0.00	0
2019	14,667	25.9	33.3%	520,679	28.3	35.50	1
2020	0	0.0	33.3%	0	0.0	0.00	0
2021	8,993	15.9	49.2%	302,345	16.4	33.62	1
2022	10,731	18.9	68.1%	336,275	18.3	31.34	2
2023	0	0.0	68.1%	0	0.0	0.00	0
2024	13,308	23.5	91.6%	467,621	25.4	35.14	2
2025	0	0.0	91.6%	0	0.0	0.00	0
2026	4,531	8.0	99.6%	203,895	11.1	45.00	1
2027 & Thereafter	0	0.0	99.6%	0	0.0	0.00	0
Vacant	210	0.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	56,643	100.0%		$1,838,014	100.0%	$32.57	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical commercial occupancy at the Austin Block 21 Property:

Historical Leased %(1)

2013	2014	As of 1/5/2016
84.4%	85.7%	99.6%

(1)	As provided by the borrower and reflects average occupancy for the Retail/Office Component for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Austin Block 21 Property:

Cash Flow Analysis(1)

	2013(2)	2014(2)	TTM 11/30/2015	Underwritten	Underwritten $ per Room(3)
Rooms Revenue	$23,830,833	$26,704,516	$25,922,152	$25,922,152	$103,276
Food & Beverage Revenue	13,497,982	13,847,454	13,807,034	13,807,034	55,008
ACL Live Revenue(4)	14,859,585	18,474,489	19,492,344	19,492,344	77,659
Other Operating Departments Revenue(5)	2,233,888	2,351,060	2,377,587	2,377,587	9,472
Commercial Revenue(6) (7)	1,718,323	2,406,567	2,567,316	2,979,328	11,870
Total Revenue	$56,140,611	$63,784,086	$64,166,433	$64,578,445	$257,285

Rooms Expense	$4,631,524	$5,117,388	$4,863,841	$4,863,841	$19,378
Food & Beverage Expense	9,935,672	10,023,545	9,819,144	9,819,144	39,120
Other Operating Departments Expense	1,802,705	1,656,224	1,360,230	1,360,230	5,419
ACL Live Expense	12,372,208	14,312,795	15,121,523	15,121,523	60,245
Commercial Expense	794,445	1,058,559	1,001,224	1,159,460	4,619
Total Departmental Expense	$29,536,554	$32,168,511	$32,165,962	$32,324,198	$128,782
Total Undistributed Expense	9,909,512	10,855,533	11,032,553	11,032,553	43,954
Total Fixed Expense	3,102,591	3,140,713	3,885,699	3,902,666	15,548
Total Operating Expenses	$42,548,657	$46,164,757	$47,084,214	$47,259,417	$188,285

Net Operating Income	$13,591,954	$17,619,329	$17,082,219	$17,319,028	$69,000
FF&E Reserve(8)	1,677,721	1,811,334	1,779,484	1,767,859	7,043
Net Cash Flow	$11,914,233	$15,807,994	$15,302,735	$15,551,170	$61,957

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Increase in Net Cash Flow between 2013 and 2014 is due to stabilization of the ACL Music Venue Component and increase in RevPAR at the W Austin Hotel.
(3)	Underwritten $ per Room does not account for the ACL Music Venue Component or the Retail/Office Component.
(4)	ACL Live Revenue consists of revenue generated by ACL Music Venue Component.
(5)	Other Operating Departments Revenue includes miscellaneous revenues.
(6)	Commercial Revenue consists of revenue generated by contractual leases in the Retail/Office Component.
(7)	Commercial Revenue is based on in-place commercial leases with rent steps through August 2016.
(8)	Underwritten FF&E Reserve consists of 4.0% of departmental W Austin Hotel Component revenues and underwritten capital expenditures for the ACL Music Venue Component and Retail/Office Component.

■	Appraisal. According to the appraisal, the Austin Block 21 Property had an “as-is” appraised value of $239,000,000 as of November 18, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated November 10, 2015, there are no recognized environmental conditions or recommendations for further action at the Austin Block 21 Property.

■	Market Overview and Competition. The Austin Block 21 Property is located in the Austin, Texas central business district submarket. The W Austin Hotel Component’s competitive set has an average occupancy of 82.2%, ADR of $284.11 and RevPAR of $233.53 as of the trailing 12-month period ended November 30, 2015 per the November 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the primary competition for the W Austin Hotel Component:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM November 2015 Occupancy	TTM November 2015 ADR	TTM November 2015 RevPAR
W Austin Hotel Component	251	2010	81.6%	$346.81	$282.95

Competitive Set
Omni Austin Hotel Downtown	392	1986	NAV	NAV	NAV
Hyatt Driskill Hotel	189	1886	NAV	NAV	NAV
Four Seasons Hotel Austin	291	1987	NAV	NAV	NAV
InterContinental Stephen F Austin Hotel	190	2000	NAV	NAV	NAV
Hotel San Jose	40	1999	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set			82.2%	$284.11	$233.53

(1)	Source: November 2015 travel research report.

■	The Borrower. The borrower is Stratus Block 21, L.L.C., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Austin Block 21 Loan. The non-recourse carveout guarantor under the Austin Block 21 Loan is Stratus Properties Inc., an indirect owner of the borrower.

Stratus Properties Inc. is a real estate company, primarily engaged in the development and management of commercial, hotel, entertainment, and multi and single-family residential real estate properties. Stratus Properties Inc.’s portfolio includes master planned communities in Austin locations such as Barton Creek, Circle C, Lantana, and The Oaks at Lakeway.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in the amount of $353,261, (ii) an insurance reserve in the amount of $144,502 and (iii) a gap rent reserve for suite 1a (the ACL Showcase Venue ground floor retail space) of the Retail/Office Component in the amount of $67,787.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, (ii) a tenant improvements and leasing commissions reserve in the amount of $4,720, (iii) after an ACL Music Venue Trigger Event until the conclusion of any subsequent trailing 12-month period (as of the last day of any calendar quarter) an ACL Music Venue Trigger Event ceases to exist, a reserve in an amount equal to $350,000 capped at $4,000,000, (iv) a capital expenditure reserve in connection with the Retail/Office Component in an amount equal to $944, (v) a capital expenditure reserve in connection with the ACL Music Venue Component in an amount equal to $1,296 and (vi) an FF&E reserve in an amount equal to the greater of (i) the monthly amount required by Starwood to be reserved pursuant to the Operating Agreement or (ii) one-twelfth of 4% of the revenues from the W Austin Hotel Component of the Austin Block 21 Property for the previous 12 month period as determined on the anniversary of the last day of the calendar month in which the origination date occurs.

Notwithstanding the foregoing, the borrower is not required to make a deposit into the FF&E reserve in order to reserve amounts in respect of capital expenditures made in connection with the W Austin Hotel Component to the extent the equivalent deposits have already been paid or are paid by the borrower directly to Starwood pursuant to the Operating Agreement, provided (i) the borrower provides the lender with satisfactory evidence that such amounts (which, as of the origination date, is required to be at least 4.0% of gross revenues of the W Austin Hotel Component) have been reserved in a Starwood controlled FF&E reserve account, (ii) the Operating Agreement is and will continue to be in full force and effect and will not be subject to any default beyond any applicable grace or notice and cure period by the borrower, and (iii) no material adverse change should, in the lender’s reasonable determination, have occurred with respect to Starwood such that the amounts reserved in respect of capital expenditures made in connection with the W Austin Hotel Component which the borrower is required to reserve pursuant to the Operating Agreement in the FF&E reserve account has, in the lender’s reasonable determination, been materially jeopardized. As of the end of 2015, funds totaling $3,441,616 have been deposited in the FF&E

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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reserve account maintained by Starwood to be used in part towards a property improvement plan estimated to cost $4,200,000.  Monthly deposits are required to be made into the FF&E reserve account maintained by Starwood in accordance with the Austin Block 21 Loan agreement.

An “ACL Music Venue Trigger Event” means any period commencing upon the net operating income attributable to the ACL Music Venue Component (as calculated under the Austin Block 21 Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below $2,100,000 and ending at the conclusion of any subsequent 12-month period ending on the last day of a fiscal quarter for which the net operating income attributable to the ACL Music Venue Component is greater than $2,100,000.

■	Lockbox and Cash Management. With respect to the W Austin Hotel Component, the Austin Block 21 Loan documents require all credit card receivables, cash revenues and all other money received by the borrower or Starwood to be deposited into one or more accounts established under the Operating Agreement controlled by Starwood, pledged to the lender and subject to an account control agreement (each, a “Manager Account”) or to a FF&E reserve account established under the Operating Agreement (the “Approved FF&E Account”), and in the name of the borrower (which account is pledged to the lender and subject to an account control agreement in favor of the lender) (or, if Starwood is terminated, all such credit card receivables, cash revenues and other amounts are required to be deposited into the lender-controlled lockbox account or cash management account until a replacement hotel operator has been engaged and has established replacement Manager Accounts and a replacement Approved FF&E Account). Subject to the rights of the lender following the termination of Starwood or the occurrence of an event giving rise to the right of the borrower or the lender to terminate Starwood, Starwood is required to pay all costs and expenses incurred in connection with the operation of the W Austin Hotel Component, including, but not limited to, operating expenses and capital expenditures, and all other amounts required or permitted to be paid by Starwood in the performance of its duties and obligations with respect to the W Austin Hotel Component out of the Manager Accounts, the Approved FF&E Account and a zero-balance disbursement account. Unless (i) the Operating Agreement has been terminated or (ii)(a) the Austin Block 21 Loan has been accelerated following an event of default under the Austin Block 21 Loan documents and (b) Starwood is in default under the Operating Agreement, Starwood will have unrestricted access to the Manager Accounts and the Approved FF&E Account. After all payments have been made in connection with the operation of the W Austin Hotel Component, all excess funds are required to be delivered to the lockbox account.

With respect to the ACL Music Venue Component, the Austin Block 21 Loan documents require that all cash revenues received by the borrower or the operator of the ACL Music Venue Component (the tenant, which is a borrower affiliate) be deposited into an account maintained pursuant to the Austin Block 21 Loan documents, which only contains revenue derived from the operation of a music, entertainment and private event business at the ACL Music Venue Component (the “ACL Music Venue Account”) (which account is pledged to the lender and subject to an account control agreement in favor of the lender) or into an account maintained pursuant to the Austin Block 21 Loan documents, which only contains amounts relating to operating expenses at the ACL Music Venue Component (the “ACL Music Venue Settlement Account”) (which account is pledged to the lender and subject to an account control agreement in favor of the lender) (or, if the ACL Music Venue Component lease is terminated, all cash revenues are required to be deposited into the lockbox account or cash management account until a replacement ACL Music Venue Component lease has been entered into and an applicable ACL Music Venue Account and ACL Music Venue Settlement Account, as appropriate, have been established). Subject to the rights of the lender or borrower following the termination of the ACL Music Venue Component lease, the operator of the ACL Music Venue Component is permitted to pay all costs and expenses incurred in connection with the operation of the ACL Music Venue Component, including, but not limited to operating expenses and capital expenditures, and all other amounts required or permitted to be paid by the operator in the performance of its duties and obligations with respect to the Austin Block 21 Property solely out of the ACL Music Venue Account or the ACL Music Venue Settlement Account and no other account. Unless (a) the ACL Music Venue Component lease has been terminated or (b) the Austin Block 21 Loan has been accelerated following an event of default under the Austin Block 21 Loan documents, the operator of the ACL Music Venue Component will have unrestricted access to the ACL Music Venue Account and the ACL Music Venue Settlement Account. After all operating expenses have been paid in relation to the ACL Music Venue Component, all excess funds, subject to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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certain funds which may be withheld by the operator are required to be delivered to the lockbox account as a rental payment pursuant to the ACL Music Venue Component lease.

In connection with the origination of the Austin Block 21 Loan, the borrower established a lender controlled lockbox account, subject to a lockbox account agreement which provides that the borrower will have no access to funds in the lockbox account and that all amounts in the lockbox account will be swept on each business day to a lender-controlled cash management account. The Austin Block 21 Loan documents require the borrower to deliver notices to the tenants (including the operator under the ACL Music Venue Component lease with respect to any payments to the borrower required under the ACL Music Venue Component lease) instructing them to remit all payments under the leases into the lockbox account. In addition, the borrower is required to cause all amounts otherwise required to be paid or remitted by the property manager to the borrower or by Starwood to the borrower pursuant to the Operating Agreement and all other cash revenues or other amounts received by the borrower, property manager or Starwood with respect to the Austin Block 21 Property to be remitted directly to the cash management account or the lockbox account and, in the event that any such amounts or any other amounts in respect of the Austin Block 21 Property are paid directly to the borrower, the property manager or Starwood, such party is required to cause such amounts to be deposited into the cash management account or the lockbox account within one business day following receipt, except for such other amounts that are required to be deposited into the Manager Accounts, disbursement account or the FF&E reserve account pursuant to the Operating Agreement or the ACL Music Venue Account or the ACL Music Venue Settlement Account pursuant to the ACL Music Venue Component lease.

Provided that no Austin Block 21 Trigger Period or event of default under the Austin Block 21 Loan is continuing, at the end of each month (or less frequently at the borrower’s option) all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date are required to be remitted to an operating account controlled by the borrower.

On each due date during an Austin Block 21 Trigger Period or, at the lender’s discretion, during an event of default under the Austin Block 21 Loan, the Austin Block 21 Loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service and required reserves and a deposit to borrower’s operating account for the payment of budgeted operating expenses, subject to the terms of the Austin Block 21 Loan documents be reserved in an excess cash flow account as additional collateral for the Austin Block 21 Loan.

An “Austin Block 21 Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the Austin Block 21 Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.25x and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is equal to or greater than 1.30x, (ii) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that an Austin Block 21 Trigger Period pursuant to clause (i) is not ongoing, (iii) commencing upon the date the Austin Block 21 Property is not subject to an approved hotel operating agreement and ending when the Austin Block 21 Property is subject to a replacement approved hotel operating agreement and (iv) commencing when the borrower sponsor fails to maintain a net worth in excess of $125,000,000 excluding any assets attributable to the Austin Block 21 Property, or liquid assets in excess of $10,000,000 (excluding any funds that are held by the lender in one or more accounts and sub-accounts established pursuant to the Austin Block 21 Loan documents) and ending when such net worth and liquid assets thresholds are satisfied.

■	Property Management. The W Austin Hotel Component is managed by W Hotel Management, Inc., an affiliate of Starwood, pursuant to the Operating Agreement. The Retail/Office Component is managed by Peloton Real Estate Management Austin, LLC (“Peloton”), pursuant to a management agreement. Peloton is not affiliated with the borrower. The ACL Music Venue Component is managed and controlled by a borrower affiliate, Block 21 Service Company LLC (“Block 21”), pursuant to the ACL Music Venue Component lease. Under the related loan documents, the respective portions of the Austin Block 21 Property are required to remain managed by Starwood and Peloton, certain pre-approved management companies or any other management company approved by the lender and with respect to which a rating agency confirmation has been received. With respect to the Retail/Office Component, the lender has the right to replace, or require the borrower to replace, the property

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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manager with a property manager selected by the lender (i) during the continuance of an event of default under the Austin Block 21 Loan Combination, (ii) upon the occurrence of a material default by the property manager, (iii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent. With respect to the W Austin Hotel Component, the lender has the right to replace Starwood with a hotel operator selected by the lender following any foreclosure, conveyance in lieu of foreclosure or other similar transaction if Starwood has then committed or suffered to exist an event of default pursuant to the hotel Operating Agreement which remains uncured for which the borrower, or a successor borrower, would have the right to terminate the Operating Agreement pursuant to the terms thereof. With respect to the ACL Music Venue Component, the lender may, in its sole discretion, terminate the ACL Music Venue Component lease following any foreclosure or conveyance in lieu of foreclosure regardless of whether the operator is in default or in compliance with the terms of the ACL Music Venue Component lease and without the payment of any termination fees.

Component	Manager	Borrower Affiliate?
W Austin Hotel Component	W Hotel Management Inc.	No
Retail/Office Component	Peloton Real Estate Management Austin, LLC	No
ACL Music Venue Component	Block 21 Service Company LLC	Yes

■	Release of Collateral. Provided no event of default under the Austin Block 21 Loan Combination is then continuing, at any time on or after the first due date following the second anniversary of the securitization Closing Date, the borrower may obtain the release of (a) all of the Austin Block 21 Property or (b) the ACL Music Venue Component and/or the Retail/Office Component from the lien of the Austin Block 21 Loan documents.

With respect to a release, the borrower is required to satisfy certain conditions as set forth in the Austin Block 21 Loan documents, including among others: (i) delivery of defeasance collateral in an amount sufficient (x) to pay the interest and principal due on such payment dates in respect of the Austin Block 21 Loan Combination equal to the portion of the outstanding principal balance being defeased and (y) to repay the applicable portion of the outstanding principal balance of the Austin Block 21 Loan Combination on a payment date on or after the payment date which occurs in October 2025; (ii) delivery of a REMIC opinion; and (iii) delivery of a rating agency confirmation with respect to such defeasance. In addition to the requirements set forth in clauses (i) through (iii), with respect to a partial release in connection with the sale of the ACL Music Venue Component and/or the Retail/Office Component to an unaffiliated third party, the borrower may obtain the release of such properties, upon the satisfaction of certain conditions, including (x) the partial defeasance of the greater of (a) 80% of the net sales proceeds from the sale of the applicable portion of the property being defeased, and (b) 115% of the allocated loan amount of the applicable property being defeased, which is (a) $37,000,000 for the ACL Music Venue Component or (b) $20,000,000 for the Retail/Office Component and (y) after giving effect to the partial release, the debt service coverage ratio (as calculated under the Austin Block 21 Loan documents) for the remaining Austin Block 21 Property for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.51x and (b) the debt service coverage ratio immediately prior to the release.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Condominium Structure. The Austin Block 21 Property consists of two condominium regimes, one of which consists of private residences. The borrower has a 55.2278% aggregate percentage interest in the common elements of the first condominium, and the remaining 44.7722% aggregate percentage interest in the common elements of the first condominium is owned entirely by the owners of the private residences. The borrower has a 61.2195% aggregate percentage interest in the common elements of the second condominium, and the remaining 38.7805% aggregate percentage interest in the common elements of the second condominium is owned entirely by the owners of the private residences.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Austin Block 21 Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Austin Block 21 Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Austin Block 21 Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Austin Block 21 Property are separately allocated to the Austin Block 21 Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Hotel on Rivington

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Hotel on Rivington
107 Rivington Street
New York, NY 10002
New York
MANHATTAN
Upper East Side
Upper West Side
Metropolitan Museum of Art
Central Park
Astoria
West New York
Carnegie Hall
Rockefeller Center
Long Island City
Times Square
Midtown
United Nations
Empire State Building
Hoboken
JFK Stadium
NYU
SoHo
Financial District
Jersey City
BROOKLYN
East River
Hudson River
BOWERY
LOWER EAST SIDE
E 4TH STREET
E 3RD STREET
E 2ND STREET
E 1ST STREET
EAST HOUSTON STREET
STANTON STREET
RIVINGTON STREET
DELANCEY STREET
BROOME STREET
GRAND STREET
HESTER STREET
CANAL STREET
EAST BROADWAY
HENRY STREET
MADISON STREET
CLINTON STREET
CHRYSTIE STREET
FORSYTH STREET
ELDRIDGE STREET
ALLEN STREET
ORCHARD STREET
LUDLOW STREET
ESSEX STREET
NORFOLK STREET
SUFFOLK STREET
ATTORNEY STREET
RIDGE STREET
PITT STREET
THE BOWERY
PS 169
94 E 4th
PS 63
Key Food Supermarket
Most Holy Redeemer Church
First Houses
World Class Learning Academy New York
NY Marble Cemetery
194 East Second Street
Anthology Film Archives
Holy Virgin Cathedral
Escuela Hispana
Gatsby Hotel
Sunshine Cinema
PS 20
Anshe Chesed
Our Lady Of The Sorrows
Junior High School 25
PS 140
PS 142
PS 160
PS 4
1st Romanian Congregation
First Warsaw Congregation
Lamb's Church of the Nazarene
Essex Street Market
Holiday Inn
Golden Age Center
Innovate Manhattan Charter School
Essex Crossing
NYPD
FDNY
7th Day Adventist
Seward Park High School
St Mary's Church
Windsor Hotel
Bowery Grand Hotel
115 Chrystie
Doughnut Plant
Fine Fare Supermarket
Seward Park Houses
Bialystoker Nursing Home
Beth Jacob
45 Allen
PS 42
World
Hester St Playground
Seward Park
Library
Intermediate School 131
The Educational Alliance
IS 56
Gouverneur Hospital
Golding School
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City / State)	New York, New York	Cut-off Date Principal Balance	$36,500,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$334,862.39
Size (Rooms)	109	Percentage of Initial Pool Balance	5.3%
Total TTM Occupancy as of 11/30/2015	76.2%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 11/30/2015	76.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	2003 / 2015	Mortgage Rate	4.96000%
Appraised Value	$66,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$10,282,902	Original Interest Only Period (Months)	60
Underwritten Expenses	$6,564,082
Underwritten Net Operating Income (NOI)	$3,718,821	Escrows
Underwritten Net Cash Flow (NCF)	$3,332,714	Upfront	Monthly
Cut-off Date LTV Ratio	55.3%	Taxes	$350,724	$116,908
Maturity Date LTV Ratio(1)	44.9%	Insurance	$127,814	$9,832
DSCR Based on Underwritten NOI / NCF	1.59x / 1.42x	FF&E	$0	$38,582
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.1%	Other(2)	$450,688	$90,000

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$36,500,000	99.7%	Loan Payoff	$35,003,095	95.6%
Other Sources	100,000	0.3	Reserves	929,226	2.5
Closing Costs	583,522	1.6
Principal Equity Distribution	84,158	0.2

Total Sources	$36,600,000	100.0%	Total Uses	$36,600,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $75,000,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value of $66,000,000 is 51.0%. See “—Appraisal” below.
(2)	Other reserve represents an upfront unfunded obligations reserve of $325,000 and an upfront deferred maintenance reserve of $125,688. Additionally, there is a monthly seasonality reserve of $90,000. See “—Escrows” below.
■	The Mortgage Loan. The mortgage loan (the “Hotel on Rivington Loan”) is evidenced by a note in the original principal amount of $36,500,000 secured by a first mortgage encumbering the borrower’s fee simple interest in a full service hotel located in New York, New York (the “Hotel on Rivington Property”). The Hotel on Rivington Loan was originated by Citigroup Global Markets Realty Corp. on February 8, 2016 and represents approximately 5.3% of the Initial Pool Balance. The note evidencing the Hotel on Rivington Loan has an outstanding principal balance as of the Cut-off Date of $36,500,000 and an interest rate of 4.96000% per annum. The proceeds of the Hotel on Rivington Loan were primarily used to refinance the existing debt on the Hotel on Rivington Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The Hotel on Rivington Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Hotel on Rivington Loan requires interest only payments on each due date through and including the due date occurring in March 2021 and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the Hotel on Rivington Loan is the due date in March 2026. Voluntary prepayment of the Hotel on Rivington Loan without payment of any prepayment premium is permitted on or after December 2025. Provided no event of default under the Hotel on Rivington Loan documents occurred and is continuing, at any time after the second anniversary of the securitization Closing Date, the Hotel on Rivington Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Hotel on Rivington Loan documents.

■	The Mortgaged Property. The Hotel on Rivington Property is a 20-story, 109-room, full service, luxury, boutique hotel located at 107 Rivington Street in New York City. The Hotel on Rivington Property was constructed, by the borrower sponsor, in 2003. The Hotel on Rivington Property is situated midblock on the south side of Rivington Street, between Essex and Ludlow Streets, in the Lower East Side neighborhood of Manhattan. Guestrooms at the Hotel on Rivington Property are located on floors three through 19 with the following room mix: 15 regular king rooms, 12 deluxe king rooms, eight king rooms with soaking tubs, seven high king rooms, 13 double-double rooms, 15 corner king rooms with balconies, 11 high king rooms with tubs, eight corner king rooms with tubs, 14 studio suites, three unique rooms, one terrace suite and one owner’s suite. The guestrooms range in size from 265 SF to 400 SF and the suites range in size from 600 SF to 1,000 SF. Each of the guestrooms at the Hotel on Rivington Property features a flat-screen television, telephone and lounge chair, among other items, and approximately 60.0% of the guestrooms include outdoor terraces. Room amenities include Tempur-Pedic beds,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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soaking tubs, steam showers, complimentary Wi-Fi and floor to ceiling windows with views of the New York skyline. The Hotel on Rivington Property offers a variety of amenities including a two-level penthouse suite, lobby with restaurant/bar, in-room spa services, in-house salon, fitness center, concierge and business center.

The following table presents certain information relating to the estimated 2015 demand analysis with respect to the Hotel on Rivington Property based on market segmentation, as provided in the appraisal for the Hotel on Rivington Property:

Estimated 2015 Market Mix Accommodated Room Night Demand(1)

Property	Leisure	Commercial	Meeting and Group
Hotel on Rivington Property	60.0%	30.0%	10.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM November 30, 2015 penetration rates relating to the Hotel on Rivington Property, as provided in the November 2015 travel research report for the Hotel on Rivington Property:

TTM November 30, 2015 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Hotel on Rivington Property	95.2%	90.4%	86.1%

(1)	Source: November 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hotel on Rivington Property:

Hotel on Rivington Property

	2013(1)	2014(1)	TTM 11/30/2015(2)
Occupancy	83.9%	80.9%	76.2%
ADR	$298.95	$302.98	$308.25
RevPAR	$250.78	$244.98	$234.79

(1)	Source: November 2015 travel research report.
(2)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hotel on Rivington Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 11/30/2015	Underwritten	Underwritten $ per Room
Room Revenue	$9,180,531	$9,538,811	$9,381,521	$9,341,308	$9,341,308	$85,700
Food & Beverage Revenue(2)	4,879,061	3,507,289	2,638,127	1,922,015	0	0
Other Revenue(2)(3)	285,360	575,843	291,277	311,351	941,594	8,638
Total Revenue	$14,344,952	$13,621,943	$12,310,925	$11,574,674	$10,282,902	$94,339

Room Expense	$2,126,816	$2,239,737	$2,134,215	$2,120,335	$2,120,335	$19,453
Food & Beverage Expense(2)	4,274,208	2,755,914	2,190,277	1,818,227	0	0
Other Expense(2)	313,691	344,464	296,900	263,612	263,612	2,418
Total Departmental Expense	$6,714,715	$5,340,115	$4,621,392	$4,202,174	$2,383,947	$21,871
Total Undistributed Expense	2,812,043	2,829,558	2,717,836	2,457,559	2,641,382	24,233
Total Fixed Charges	1,347,955	1,453,460	1,456,568	1,567,093	1,538,753	14,117
Total Operating Expenses	$10,874,713	$9,623,133	$8,795,796	$8,226,826	$6,564,082	$60,221

Net Operating Income	$3,470,239	$3,998,810	$3,515,129	$3,347,848	$3,718,821	$34,118
FF&E	0	0	0	0	386,106	3,542
Net Cash Flow	$3,470,239	$3,998,810	$3,515,129	$3,347,848	$3,332,714	$30,575

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Food & Beverage Revenue and Food & Beverage Expense were historically generated from the restaurant and lobby bar outlets and have been discontinued with the leasing of a new restaurant. Rental revenue and expenses for the new leased restaurant are included within Other Revenue and Other Expense.
(3)	Underwritten Other Revenue consists of rental revenue for the new restaurant lease and recoveries totaling $600,000 plus 50.0% of the net penthouse operations. The remaining balance consists of miscellaneous other income that is also reflected in the historical information. Other Revenue in 2013 includes non-recurring insurance receipts and refunds attributable to Hurricane Sandy totaling $239,000.
■	Appraisal. According to the appraisal, the Hotel on Rivington Property had an “as-is” appraised value of $66,000,000 as of November 30, 2015 and is expected to have an “as stabilized” appraised value of $75,000,000 as of January 1, 2018.
■	Environmental Matters. According to the Phase I environmental report dated December 2, 2015, there are no recognized environmental conditions or recommendations for further action at the Hotel on Rivington Property.
■	Market Overview and Competition. According to the appraisal, New York City is estimated to have accommodated roughly 56.4 million visitors in 2014 and was projected to welcome 58.1 million visitors in 2015. Per the appraisal, the expanded availability of hotel rooms has allowed the New York City hotel market to accommodate the increased demand from visitors. The Hotel on Rivington Property is located in the Lower East Side neighborhood which is within walking distance of several Downtown Manhattan neighborhoods including, Soho, Tribeca, Chinatown, Little Italy and the East Village. The Hotel on Rivington Property is situated approximately one block from the Essex Street-Delancey Street subway station and is close to a large number of restaurants, lounges/bars, music venues and other entertainment venues. According to a third party report, the Hotel on Rivington Property is part of the Lower Manhattan lodging submarket. As of November 2015, the Lower Manhattan lodging submarket contained a total of 180 hotels with a lodging inventory of 30,330 rooms. As of the trailing 12-month period ending November 2015, the Lower Manhattan lodging submarket achieved an aggregate occupancy level of 85.4% with an ADR of $262.99, reflecting a RevPAR of $224.63.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hotel on Rivington Property and its competitive set, as provided in a market report for the Hotel on Rivington Property:

Historical Statistics(1)

	Hotel on Rivington			Competitive Set			Penetration
	2013	2014	TTM 11/30/2015(2)	2013	2014	TTM 11/30/2015	2013	2014	TTM 11/30/2015
Occupancy	83.9%	80.9%	76.2%	83.1%	80.7%	82.5%	101.0%	100.1%	95.2%
ADR	$298.95	$302.98	$308.25	$341.69	$336.64	$327.82	87.5%	90.0%	90.4%
RevPAR	$250.78	$244.98	$234.79	$283.85	$271.83	$270.32	88.4%	90.1%	86.1%

(1)	Source: November 2015 travel research report.
(2)	As provided by the borrower.

Hotel on Rivington Property Competitive Set(1)

Property	Number of Rooms	Year Opened
Hotel on Rivington	109	2003
Soho Grand Hotel	353	1996
The Roxy Hotel Tribeca	201	2000
Sixty LES	141	2008
The Nolitan	57	2011
The Ludlow Hotel	184	2014
Total	1,045

(1)	Source: November 2015 travel research report.
■	The Borrower. The borrower is The Downtown LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hotel on Rivington Loan. The non-recourse carveout guarantor is Paul Stallings. Paul Stallings has been engaged in real estate development since 1979. He has either built or renovated over 30 properties, including the Hotel on Rivington Property. In addition to the Hotel on Rivington Property, he presently owns and operates 11 apartment buildings totaling 329 units.
■	Escrows. On the origination date, the borrower funded aggregate reserves of $929,226 with respect to the Hotel on Rivington Property, comprised of (i) $350,724 for real estate taxes, (ii) $127,814 for insurance, (iii) $325,000 for unfunded obligations and (iv) $125,688 for deferred maintenance.

On each monthly payment date, the borrower is required to fund (i) a tax reserve in an amount equal to 1/12 of the amount the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the Hotel on Rivington Loan documents, an insurance reserve in an amount equal to 1/12 of the amount the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period and (iii) an FF&E reserve in an amount equal to the greater of (x) the amount required to be deposited on account of FF&E pursuant to any franchise agreement and (y) 1/12 of 4% of the greater of (A) the annual gross revenues for the hotel related operations at the Hotel on Rivington Property for the immediately preceding calendar year and (B) the projected annual gross revenues for the hotel related operations at the Hotel on Rivington Property as set forth in the approved annual budget; provided that notwithstanding anything to the contrary, if no approved annual budget exists for the applicable calendar year, the amount of the FF&E payment will be determined by the lender in its reasonable discretion. Additionally, the borrower is required to fund on each Seasonality Reserve Monthly Payment Date, a seasonality reserve in an amount equal to the applicable Seasonality Reserve Monthly Deposit.

A “Seasonality Reserve Monthly Payment Date” means each monthly payment date occurring in September, October, November and December of any calendar year during the term of the Hotel on Rivington Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.
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A “Seasonality Reserve Monthly Deposit” means (i) on each Seasonality Reserve Monthly Payment Date occurring in the 2016 calendar year, an amount equal to $90,000 and (ii) on each Seasonality Reserve Monthly Payment Date occurring in each subsequent calendar year during the term of the Hotel on Rivington Loan, an amount as determined in accordance with the Hotel on Rivington Loan documents. The Seasonality Reserve Monthly Deposit will be determined by the lender and, except in subsection (i) above with respect to the 2016 calendar year, will be equal to the quotient obtained by dividing (x) 110% of the aggregate Negative Monthly Amounts for the preceding calendar year by (y) four. Provided that no event of default has occurred and is then continuing, on each Seasonality Reserve Disbursement Date, the lender is required to (i) during the continuance of a Hotel on Rivington Trigger Period, disburse a portion of the seasonality reserve funds in an amount equal to the Negative Monthly Amount for the applicable corresponding month of the preceding calendar year to the cash management account to be disbursed in accordance with the Hotel on Rivington Loan documents, or (ii) if a Hotel on Rivington Trigger Period does not exist, use the same to satisfy (in whole or in part) the borrower’s obligations to make payments of debt service and deposits into the accounts then due and payable. Notwithstanding anything to the contrary, solely with respect to the 2017 calendar year, on the monthly payment date occurring in January and February of the 2017 calendar year, the lender is required to (provided that no event of default has occurred and is then continuing) (i) during the continuance of a Hotel on Rivington Trigger Period, disburse the Predetermined Seasonality Reserve Disbursement to the cash management account to be disbursed in accordance with the Hotel on Rivington Loan agreement or (ii) if a Hotel on Rivington Trigger Period does not exist, use the Predetermined Seasonality Reserve Disbursement to satisfy (in whole or in part) the borrower’s obligations to make payments of debt service and deposits into the accounts then due and payable and in either case, thereafter will have no obligation to make disbursements from the seasonality reserve account for the 2017 calendar year, except in its sole discretion.

A “Negative Monthly Amount” means with respect to any month in the immediately preceding calendar year covered by the applicable annual financial statements and delivered to the lender for such preceding calendar year, the amount, if any, by which operating income for the Hotel on Rivington Property for the calendar month is insufficient to establish a debt service coverage ratio of 1.00x based on such annual financial statements. The lender’s calculation of the debt service coverage ratio solely for the determination of Negative Monthly Amounts will be based on the actual amount of debt service which would be due for such period.

A “Seasonality Reserve Disbursement Date” means the monthly payment date occurring in a calendar month for which there was a Negative Monthly Amount in the corresponding month of the immediately preceding calendar year.

A “Predetermined Seasonality Reserve Disbursement” means (i) for the monthly payment date occurring in January 2017, an amount equal to $220,000 and (ii) for the monthly payment date occurring in February 2017, an amount equal to $140,000.

A “Hotel on Rivington Trigger Period” means a period commencing upon the occurrence of (a) an event of default and continuing until the cure of such event of default, (b) the debt service coverage ratio being less than 1.25x and continuing until the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters, (c) a Franchise Agreement Trigger Period and continuing until the Franchise Agreement Trigger Period ceases to exist, (d) if a Franchise Renewal Event has not occurred, the date that is 12 months prior to the scheduled expiration date of the franchise agreement, and continuing until the occurrence of a Franchise Renewal Event or (e) a manager bankruptcy event and continuing until the borrower’s replacement of the applicable manager in accordance with the terms of the Hotel on Rivington Loan agreement with a new manager that is a qualified manager engaged pursuant to a qualified management agreement.

A “Franchise Agreement Trigger Period” means a period (a) commencing upon the first to occur of (i) the borrower being in default under any franchise agreement in place beyond any applicable notice and cure periods, (ii) the borrower or franchisor giving notice that it is terminating any franchise agreement in place, (iii) any termination or cancellation of any franchise agreement in place (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding of franchisor) and/or any franchise agreement in place expiring or otherwise failing to be in full force and effect, (iv) any bankruptcy or similar insolvency of the franchisor, (v) the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Hotel on Rivington Property failing to be operated, “flagged” and/or branded pursuant to any franchise agreement in place and (vi) any permit applicable to any franchise agreement in place ceasing to be in full force and effect; and (B) expiring upon the lender’s receipt of evidence reasonably acceptable to the lender of (1) (a) the satisfaction of the Franchise Agreement Cure Conditions or (b) the branding, “flagging” and operation of the Hotel on Rivington Property pursuant to a replacement qualified franchise agreement entered into in accordance with the terms of the Hotel on Rivington Loan documents and (2) to the extent a property improvement plan (“PIP”) is required in connection with the foregoing, the deposit of the corresponding PIP deposit into the PIP reserve account in accordance with the Hotel on Rivington Loan agreement.

A “Franchise Renewal Event” means an event that will occur upon the lender’s receipt of reasonably acceptable evidence that (i) the related franchise agreement in place has been extended or a replacement qualified franchise agreement has been entered into, in each case for a term expiring no earlier than three years after the maturity date of the Hotel on Rivington Loan and otherwise in accordance with the Hotel on Rivington Loan documents, (ii) such franchise agreement in place or replacement qualified franchise agreement is in full force and effect with no defaults and (iii) to the extent a PIP is required, the corresponding PIP deposit has been deposited in the PIP reserve account in accordance with the Hotel on Rivington Loan documents.

A “Franchise Agreement Cure Condition” means (i) the borrower has cured all defaults under any franchise agreement in place, (ii) the borrower and the applicable franchisor have re-affirmed any franchise agreement in place as being in full force and effect, (iii) with respect to any applicable bankruptcy or insolvency proceedings involving the franchisor or any franchise agreement in place, such franchisor is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed such franchise agreement pursuant to a final, non-appealable order of a court of competent jurisdiction, (iv) the Hotel on Rivington Property continues to be operated, “flagged” and branded pursuant to any franchise agreement in place and (v) all permits applicable to any related franchise agreement in place are in full force and effect.

■	Lockbox and Cash Management. The Hotel on Rivington Loan is structured with a hard lockbox and springing cash management. The lockbox was initially established in connection with prior financing that was refinanced by the Hotel on Rivington Loan. At closing, the prior lender terminated the control agreement in connection with the lockbox and the lockbox bank entered into a new control agreement with the lender. The borrower sent letters to tenants directing such tenants to pay rent directly to the lender-controlled lockbox account and the borrower is required to deposit all revenue generated by the Hotel on Rivington Property in the lockbox account. Prior to the occurrence of a Hotel on Rivington Trigger Period, funds in the lockbox account are disbursed to or at the direction of the borrower. If a Hotel on Rivington Trigger Period exists, all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of, among other things, debt service, property operating expenses, and the funding of monthly escrows, with any excess to be held by the lender in an excess cash flow reserve account.
■	Property Management. The Hotel on Rivington Property is self-managed.
■	Mezzanine or Subordinate Indebtedness. Not permitted.
■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Hotel on Rivington Property (plus 18 months of rental loss and/or business interruption coverage and an additional period of indemnity covering the six months following restoration). The “all-risk” policy containing terrorism insurance is required to contain a deductible no larger than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
West LA Office
- 350 South Beverly Drive
350 South Beverly Drive
Beverly Hills, CA 90212
Los Angeles
MID-CITY
HOLLYWOOD HILLS
HOLLYWOOD
West Hollywood
Beverly Hills
Santa Monica
Culver City
Marina del Rey
Playa Vista
Inglewood
El Segundo
LOS ANGELES INTERNATIONAL AIRPORT
SUNSET STRIP
MELROSE AVENUE
GOLDEN TRIANGLE
WESTWOOD VILLAGE
CENTURY CITY
MIRACLE MILE
LARCHMONT VILLAGE
THIRD STREET PROMENADE
MAIN STREET
DOWNTOWN CULVER CITY
WESTSIDE
UCLA
UCLA Medical Center
LACMA
La Brea Tar Pits
PURPLE LINE (PLANNED)
EXPO LINE (PHASE 2)
EXPO LINE
RED LINE
Walk of Fame
Griffith Park
Hollywood Bowl
Ford Amphitheatre
The Getty Center
Skirball Cultural Center
University of Judaism
BRENTWOOD
WESTWOOD
WEST LOS ANGELES
SAWTELLE
PALMS
MAR VISTA
VENICE
OCEAN PARK
Santa Monica Pier
SANTA MONICA MUNICIPAL AIRPORT
Santa Monica College
Cedars Sinai Medical Ctr
Beverly Center
Farmers Market
The Grove
CBS TV
Westfield Century City
20th Century Fox Studios
Museum of Tolerance
Culver Studios
Sony Studios
West LA College
LADERA HEIGHTS
BALDWIN VILLAGE
BALDWIN VISTA
JEFFERSON PARK
LEIMERT PARK
CRENSHAW
HYDE PARK
VERMONT KNOLLS
VIEW PARK WINDSOR HILLS
FOX HILLS
Fox Hills Mall
DEL REY
WESTCHESTER
Loyola Marymount University
The Forum
Future Los Angeles Rams Stadium
LENNOX
Burbank
Glendale
DTLA
Vernon
Huntington Park
South Gate
Hawthorne
Lynwood
Gardena
Manhattan Beach

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		BNYM
Location (City/State)	Beverly Hills, California	Cut-off Date Principal Balance		$34,600,000
Property Type	Office	Cut-off Date Principal Balance per SF		$573.98
Size (SF)	60,281	Percentage of Initial Pool Balance		5.0%
Total Occupancy as of 1/1/2016	90.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/1/2016	90.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1989 / NAP	Mortgage Rate		5.07000%
Appraised Value	$48,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$4,032,780	Original Interest Only Term (Months)		48
Underwritten Expenses	$1,244,869
Underwritten Net Operating Income (NOI)	$2,787,911		Escrows(2)
Underwritten Net Cash Flow (NCF)	$2,714,256		Upfront	Monthly
Cut-off Date LTV Ratio	71.8%	Taxes	$0	$44,550
Maturity Date LTV Ratio	65.0%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.24x / 1.21x	Replacement Reserve	$0	$1,959
Debt Yield Based on Underwritten NOI / NCF	8.1% / 7.8%	TI/LC	$225,000	$6,279

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$34,600,000	71.5%	Purchase Price	$48,000,000	99.2%
Principal’s New Cash Contribution	13,805,583	28.5	Reserves	225,000	0.5
			Closing Costs	180,583	0.4

Total Sources	$48,405,583	100.0%	Total Uses	$48,405,583	100.0%

(1)	Based on the current interest only payments for the 350 South Beverly Drive Loan, Underwritten NOI DSCR and Underwritten NCF DSCR are 1.57x and 1.53x, respectively.

(2)	See “—Escrows” below.

■	The Mortgage Loan. The West LA Office - 350 South Beverly Drive loan (“350 South Beverly Drive Loan”) is a $34,600,000 fixed rate loan secured by a first mortgage encumbering the borrower’s fee simple interest in a 60,281 SF office building located at 350 South Beverly Drive, Beverly Hills, California (the “350 South Beverly Drive Property”). The 350 South Beverly Drive Loan was originated by The Bank of New York Mellon on December 29, 2015. The 350 South Beverly Drive Loan has an outstanding principal balance as of the Cut-off Date of $34,600,000, which represents 5.0% of the Initial Pool Balance and accrues interest at an interest rate of 5.07000% per annum. Proceeds of the 350 South Beverly Drive Loan were used to acquire the 350 South Beverly Drive Property, fund reserves and pay loan origination costs.

The 350 South Beverly Drive Loan had an initial term of 120 months and has a remaining term as of the Cut-off Date of 117 months. The 350 South Beverly Drive Loan requires interest only payments on each due date through and including the due date in January 2020 and thereafter requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the 350 South Beverly Drive Loan is the due date in January 2026. The 350 South Beverly Drive Loan may be voluntarily prepaid on or after the due date in February 2018 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the 350 South Beverly Drive Loan without payment of any prepayment premium is permitted on or after the due date in July 2025.

■	The Mortgaged Property. The 350 South Beverly Drive Property is a 60,281 SF three-story office building with a four-story underground parking structure located on a 0.64 acre parcel in Beverly Hills, California. The 350 South Beverly Drive Property was completed in 1989 and was constructed with steel frame with composite steel decking. The 350 South Beverly Drive Property is located south of the Beverly Hills “Golden Triangle” and benefits from frontage along both Beverly Drive and Olympic Boulevard, two highly trafficked corridors. The 350 South Beverly Drive Property predominantly features traditional office space which accounts for 86.8% of the net rentable area, occupying 52,351 SF. The retail space on the ground floor is leased to First Citizens Bank and accounts for 13.2% of the net rentable area, occupying 7,930 SF. The 350 South Beverly Drive Property benefits from a rent roll consisting of a variety of tenants with every tenant except for Untitled Entertainment (28.3% of NRA) occupying under 14.0% of the total net rentable area.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The 350 South Beverly Drive Property collateral also includes a 241 space subterranean parking garage. Historically, the seller operated the garage in-house; however, the sponsor leased the parking garage to United Valet Parking, Inc. The lease is for five years at a rate of $751,920 per year, increasing by 3.0% annually.

The following table presents certain information relating to the tenants at the 350 South Beverly Drive Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Untitled Entertainment	NR/NR/NR	17,064	28.3%	$819,072	30.7%	$48.00	3/31/2020	1, 5-year option
First Citizens Bank	NR/NR/A3	7,930	13.2	471,048	17.7	59.40	7/31/2023	2, 5-year options
Latitude Management	NR/NR/NR	7,381	12.2	328,896	12.3	44.56	2/28/2019	1, 5-year option
Strom, Madison, Sloan	NR/NR/NR	4,668	7.7	260,148	9.8	55.73	5/31/2022	1, 5-year option
FS US Services	NR/NR/NR	3,371	5.6	202,260	7.6	60.00	3/31/2021	1, 5-year option
First Property Realty Corp.	NR/NR/NR	4,250	7.1	172,380	6.5	40.56	12/31/2016	1, 5-year option
Barrington Bank & Trust Co.	NR/NR/NR	3,754	6.2	149,556	5.6	39.84	11/30/2016	1, 5-year option
The Point Media, Inc.	NR/NR/NR	2,717	4.5	108,240	4.1	39.84	10/31/2018	1, 5-year option
Konrad Raynes & Victor	NR/NR/NR	2,414	4.0	99,648	3.7	41.28	4/30/2018	1, 5-year option
Double E Pictures	NR/NR/NR	1,129	1.9	54,252	2.0	48.05	9/30/2016	NA
Total Occupied Collateral		54,678	90.7%	$2,665,500	100.0%	$48.75
Vacant Space		5,603	9.3%	0	0	0.00
Total / Wtd. Avg. All Tenants		60,281	100.0%	$2,665,500	100.0%	$44.22

(1)	The rating is of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the major tenants at the 350 South Beverly Drive Property:

Tenant Name	Tenant Description	Renewal/Extension Options
Untitled Entertainment	Untitled Entertainment (17,064 SF; 28.3% of NRA; 30.7% of UW Base Rent) Untitled Entertainment is a management company for Hollywood actors and writers, primarily in television and film. Untitled Entertainment has leased space at the 350 South Beverly Drive Property since 2011.	1, 5-year option

First Citizens Bank

First Citizens Bank (7,930 SF; 13.2% of NRA; 17.7% of UW Base Rent) Founded in 1898, First-Citizens Bank & Trust Company is a North Carolina state-chartered commercial bank headquartered in Raleigh, North Carolina. It is a wholly owned subsidiary of First Citizens BancShares, Inc. (NASDAQ: FCNCA/FCNCB), a Delaware financial holding company also headquartered in Raleigh. First Citizens has retail bank branch space located on the ground floor of the 350 South Beverly Drive Property. First Citizens bank has been a tenant at the 350 South Beverly Drive Property since 2015.

2, 5-year options
Latitude Management	Latitude Management (7,381 SF; 12.2% of NRA; 12.3% of UW Base Rent) Latitude Management is a commercial real estate bridge lender with a primary focus on value-add and transitional properties in sustainable growth markets throughout the United States and operator of a $1.0 billion discretionary debt fund. Latitude Management has been a tenant at the 350 South Beverly Drive Property since 2013.	1, 5-year option

■	The Master Lease. 5,603 SF (9.3% of NRA). The borrower entered into a 10-year master lease with JADE Enterprises, LLC to cover suites 210 and 330 for an annual rental amount of $115,496.85 (approximately $28.17 per SF) and $42,339.45 (approximately $28.17 per SF), respectively. The master lease payments are guaranteed by David Taban (the “Guarantor”) during the loan term. So long as no event of default is continuing under the 350 South Beverly Drive Loan, if the borrower is able to lease either suite subject to the master lease to a third party for rental amounts equal to or greater than the rental amounts under the master lease for a term of at least five years, a portion of the master lease may be terminated upon delivery to lender of an estoppel evidencing that a tenant has taken occupancy of an applicable suite and is paying full unabated rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents the lease rollover schedule at the 350 South Beverly Drive Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	9,133	15.2	15.2%	376,188	14.1	41.19	3
2017	0	0.0	15.2%	0	0.0	0.00	0
2018	5,131	8.5	23.7%	207,888	7.8	40.52	2
2019	7,381	12.2	35.9%	328,896	12.3	44.56	1
2020	17,064	28.3	64.2%	819,072	30.7	48.00	1
2021	3,371	5.6	69.8%	202,260	7.6	60.00	1
2022	4,668	7.7	77.6%	260,148	9.8	55.73	1
2023	7,930	13.2	90.7%	471,048	17.7	59.40	1
2024	0	0.0	90.7%	0	0.0	0.00	0
2025	0	0.0	90.7%	0	0.0	0.00	0
2026	0	0.0	90.7%	0	0.0	0.00	0
2027 & Thereafter	0	0.0	90.7%	0	0.0	0.00	0
Vacant	5,603	9.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	60,281	100.0%		$2,665,500	100.0%	$48.75	10

(1)	Calculated based on approximate square footage occupied by each Owned Tenant. In-place rents at the 350 South Beverly Drive Property are $8.25/SF below market (14.5%), based upon the appraisal’s concluded market rent. Three tenants, measuring 9,133 SF (15.2% of NRA) expire within the first year of the 350 South Beverly Drive Loan and are, collectively, 24.9% below market. Leasing those three spaces at market rent produces $144,393 of additional rental income, thereby increasing the underwritten NCF Debt Yield to 8.3% and amortizing DSCR to 1.27x.

The following table presents certain information relating to historical leasing at the 350 South Beverly Drive Property:

Historical Leased %(1)

	2011	2012	2013	2014	As of 1/1/2016(2)
Owned Space	75.8%	73.6%	82.3%	86.1%	90.7%

(1)	Source: As provided by a third party industry report that reflects average occupancy rate for the indicated year.

(2)	Source: As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 350 South Beverly Drive Property:

Cash Flow Analysis(1)

	2013	2014	T-10 10/31/2015 Annualized	Borrower Budget	Underwritten	Underwritten $ per SF
Base Rent	$2,157,361	$2,085,049	$2,475,959	$2,994,983	$2,665,500	$44.22
Contractual Rent Steps	0	0	0	0	106,068	1.76
Rent Abatements	(83,803)	(134,732)	(472,325)	0	0	0.00
Gross Up Vacancy	0	0	0	0	329,483	5.47
Total Rent	$2,073,558	$1,950,317	$2,003,634	$2,994,983	$3,101,051	$51.44
Total Reimbursables	76,306	66,016	106,783	318,555	318,555	5.28
Parking Income	370,154	417,983	560,574	751,920	774,478	12.85
Other Income	6,585	3,710	3,164	10,344	10,344	0.17
Vacancy & Credit Loss(2)	(3)	6	0	(149,749)	(171,647)	(2.85)
Effective Gross Income	$2,526,600	$2,438,032	$2,674,156	$3,926,053	$4,032,780	$66.90

Real Estate Taxes	$399,407	$332,122	$359,734	$534,600	$534,600	$8.87
Insurance	33,452	33,697	29,774	8,692	8,692	0.14
Management Fee	155,352	167,283	179,582	117,782	120,983	2.01
Other Operating Expenses	728,607	713,621	789,718	580,593	580,593	9.63
Total Operating Expenses	$1,316,818	$1,246,723	$1,358,808	$1,241,667	$1,244,869	$20.65

Net Operating Income	$1,209,782	$1,191,309	$1,315,348	$2,684,386	$2,787,911	$46.25
TI/LC/Upfront Credit	0	0	0	0	52,851	0.88
Capital Expenditures	0	0	0	0	20,804	0.35
Net Cash Flow(3)	$1,209,782	$1,191,309	$1,315,348	$2,684,386	$2,714,256	$45.03

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Vacancy & Credit Loss represents 5.0% of Total Rent.

(3)	Underwritten Net Cash Flow increased primarily due to free rent burn off a newly executed parking lease with a third party.

■	Appraisal. According to the appraisal, the 350 South Beverly Drive Property had an “as-is” appraised value of $48,200,000 as of November 11, 2015, which results in approximately $800 per SF and a Cut-off Date LTV Ratio of 71.8%.

■	Environmental Matters. The Phase I assessment performed on December 9, 2015 did not cite any outstanding or open recognized environmental conditions or environmental issues in connection with the 350 South Beverly Drive Property and recommended no further action at the 350 South Beverly Drive Property other than the implementation of an asbestos operations and maintenance plan.

■	Market Overview and Competition. The 350 South Beverly Drive Property is located in the Beverly Hills office submarket of Beverly Hills, California. The submarket consists of 10.9 million SF of total NRA. The majority of the office space in the submarket is located along Wilshire Boulevard and Beverly Drive while the surrounding areas are primarily residential. As it relates to the 350 South Beverly Drive Property, the Golden Triangle is located just north of the 350 South Beverly Drive Property. The area features numerous luxury retail stores and restaurants, especially on Rodeo Drive, Beverly Hills’ most well-known shopping street/retail corridor. The average 2015 household income within one mile from the 350 South Beverly Drive Property is $125,451.

The 2014 overall submarket has an 8.5% vacancy rate and $53.04 per SF annual market rent as of year-end 2014. The submarket added 92,659 SF of new supply since 2011, which represents less than a 0.8% increase to the total market supply. There is one building currently under construction in the submarket, which will add 32,450 SF to the market. Nearly the entire office product is located along Beverly Drive, Wilshire Blvd or in the Golden Triangle. Asking rents have increased over 21.0% since 2011, while the overall submarket’s vacancy has reduced from 14.1% to 8.5%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Office Lease Comparables(1)

Property	Tenant Name	Total GLA	Base Rent per SF
350 South Beverly Drive(2)	Untitled Entertainment	17,064	$48.00
9320 Wilshire Boulevard	Sattler & Associates	3,077	$46.80
9355-9361 Wilshire Boulevard	NetJets Services, Inc.	2,199	$63.60
9350 Wilshire Boulevard	Truth Be Told	2,130	$54.00
9595 Wilshire Boulevard	BHRAC, LLC	3,708	$72.12
9401 Wilshire Boulevard	Doyle Law	2,807	$60.00
315 South Beverly Drive	PLG Commercial	3,930	$46.20
Total / Wtd. Avg.(3)		17,851	$56.93

(1)	Source: Appraisal.

(2)	Based on the rent roll dated January 1, 2016.

(3)	Total / Wtd. Avg. excludes the 350 South Beverly Drive Property.

■	The Borrower. The borrower for the 350 South Beverly Drive Loan, Beverly Capital Ventures, LLC, is a California limited liability company managed by Mr. David Taban and is a bankruptcy remote special purpose entity with one independent director controlled by JADE Enterprises, LLC. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 350 South Beverly Drive Loan. The non-recourse guarantor is David Taban.

The 350 South Beverly Drive Loan’s sponsor is David Taban, who is involved in a family-owned business, JADE Enterprises, LLC. JADE Enterprises, LLC is a private, family-owned developer, operator and owner with real estate holdings primarily in California, with a concentration in Los Angeles. Three brothers, Albert, David, and Jacob Taban, are the primary controllers of the business.

■	Escrows. At closing, the borrower deposited $225,000 into a TI/LC reserve account. On a monthly basis, the borrower is required to deposit reserves of (i) one-twelfth of the estimated annual real estate taxes, which equates to $44,550, into a reserve account, (ii) $1,959 into a replacement reserve account (subject to a replacement reserve cap equal to $70,524) and (iii) $6,279 into a TI/LC reserve account. In addition, upon notice from the lender, the borrower will be required to deposit one-twelfth of the annual insurance premiums into an insurance reserve account if (i) an event of default under the 350 South Beverly Drive Loan has occurred, (ii) a blanket or umbrella policy approved by the lender in its reasonable discretion is no longer in place, (iii) the borrower fails to provide evidence of renewal of insurance or (iv) the borrower fails to provide evidence that the insurance premiums have been paid.

■	Lockbox and Cash Management. The 350 South Beverly Drive Loan is structured with a springing lockbox and springing cash management. The tenants are required to deposit all rents into a lockbox account maintained by the lender upon the commencement of a Cash Trap Event Period (as defined below). During a Cash Trap Event Period, all funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the loan documents. Excess cash flow will be deposited into a lender-controlled account, to be held by the lender as additional collateral for the 350 South Beverly Drive Loan. The debt service coverage ratio, for purposes of calculating tests, assumes 30-year amortization, irrespective of any interest only periods.

A “Cash Trap Event Period” will occur upon the earliest of (i) an event of default under the 350 South Beverly Drive Loan, (ii) (1) notice of non-renewal or termination by Untitled Entertainment of its lease, or (2) 12 months prior to the expiration of the Untitled Entertainment lease if Untitled Entertainment has not renewed its lease in accordance with its terms or (iii) if the debt service coverage ratio (assuming a 30-year amortization, irrespective of any interest only periods) falls below 1.10x. Such Cash Trap Event Period will expire (A) with respect to a Cash Trap Event Period commencing in connection with clause (i) above, upon the cure of such event of default under the 350 South Beverly Drive Loan, (B)(1) with respect to a Cash Trap Event Period commencing in connection with clause (ii)(1) above, (x) upon the unconditional revocation by Untitled Entertainment of all termination or cancellation notices, (y) an extension of the Untitled Entertainment lease on terms and conditions

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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reasonably acceptable to the lender and otherwise in accordance with the loan documents or (z) a new tenant has entered into a lease for the Untitled Entertainment premises on terms and conditions reasonably acceptable to the lender and otherwise in accordance with the loan documents; (B)(2) with respect to a Cash Trap Event Period commencing in connection with clause (ii)(2) above, upon (x) an extension of the Untitled Entertainment Lease on terms and conditions in accordance with the loan documents or (y) a new tenant has entered into a lease for the Untitled Entertainment premises, with such lease on terms and conditions in accordance with the loan documents and (C) with respect to a Cash Trap Event Period commencing in connection with clause (iii) above, upon the date that the debt service coverage ratio is equal to or greater than 1.20x for one calendar quarter.

■	Property Management. The 350 South Beverly Drive Property is managed by Beverly Management Group, Inc., an affiliate of the borrower. The 350 South Beverly Drive Loan documents prohibit the borrower from terminating or amending the management agreement without the lender’s prior consent. The borrower is obligated to provide notice to the lender if the property manager sub-contracts its management responsibilities under the management agreement to an affiliate or third party manager. The lender has the right to (or require the borrower to) terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists any event of default under the 350 South Beverly Drive Loan, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, (d) there is a change in control of the property manager or (e) there exists a monetary default or material nonmonetary default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Subordinate Indebtedness. None.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy, with a deductible no greater than $25,000, that provides coverage for terrorism in an amount equal to the full replacement cost of the 350 South Beverly Drive Property (plus 12 months of rental loss and/or business interruption coverage with an additional period of indemnity covering the six months following restoration). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
Washington Square Park
New York University
600 Broadway
600 Broadway
New York, NY 10012
GREENWICH VILLAGE
NOHO
SOHO
NOLITA
LITTLE ITALY
LIGHTING DISTRICT
Cooper Square
E 6TH STREET
E 5TH STREET
E 4TH STREET
GREAT JONES STREET
E 3RD STREET
E 2ND STREET
E 1ST STREET
WASHINGTON PLACE
WASHINGTON SQUARE SOUTH
W 3RD STREET
BLEECKER STREET
WEST HOUSTON STREET
PRINCE STREET
SPRING STREET
KENMARE STREET
BROOME STREET
HOWARD STREET
CANAL STREET
LISPENARD STREET
MACDOUGAL STREET
SULLIVAN STREET
THOMPSON STREET
LAGUARDIA PLACE
WASHINGTON SQUARE EAST
GREENE STREET
MERCER STREET
BROADWAY
CROSBY STREET
LAFAYETTE STREET
CENTRE STREET
CENTRE MARKET PLACE
CLEVELAND PLACE
BAXTER STREET
MULBERRY STREET
MOTT STREET
ELIZABETH STREET
THE BOWERY
CHRYSTIE STREET
SECOND AVENUE
NYU Bobst Library
NYU Washington Square Village
NYU Silver Towers
NYU Sports Center
Marble Cemetery
Old St Patrick's Church
St Patrick's School
Upper East Side
Upper West Side
West New York
Astoria
Metropolitan Museum of Art
Central Park
Carnegie Hall
Rockefeller Center
Times Square
United Nations
Long Island City
Midtown
Empire State Building
New York
MANHATTAN
Hoboken
JFK Stadium
Hudson River
East River
NYU
SoHo
Jersey City
Financial District
BROOKLYN

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		BNYM
Location (City/State)	New York, New York	Cut-off Date Principal Balance(3)		$30,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(2)		$1,552.80
Size (SF)	77,280	Percentage of Initial Pool Balance		4.3%
Total Occupancy as of 12/1/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/1/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1900 / 2008	Mortgage Rate		4.69000%
Appraised Value(1)	$220,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)		120
Underwritten Revenues	$13,259,893
Underwritten Expenses	$3,709,744		Escrows
Underwritten Net Operating Income (NOI)	$9,550,149		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,199,870	Taxes	$259,197	$259,197
Cut-off Date LTV Ratio(1)(2)	54.5%	Insurance	$0	$0
Maturity Date LTV Ratio(1)(2)	54.5%	Replacement Reserve	$0	$1,093
DSCR Based on Underwritten NOI / NCF(2)	1.67x / 1.61x	TI/LC	$0	$7,288
Debt Yield Based on Underwritten NOI / NCF(2)	8.0% / 7.7%	Other(4)	$5,000,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$120,000,000	100.0%	Loan Payoff	$69,585,845	58.0%
			Principal Equity Distribution	38,122,518	31.8
			Reserves	5,259,197	4.4
			Closing Costs	4,196,440	3.5
			Swap Breakage Fee	2,836,000	2.4
Total Sources	$120,000,000	100.0%	Total Uses	$120,000,000	100.0%

(1)	The Appraised Value represents the “as-is” appraised value. The appraiser also concluded an “as dark” appraised value of $191,000,000, which results in a Cut-off Date LTV and a Maturity Date LTV of 62.8%.
(2)	Calculated based upon the aggregate outstanding principal balance of the 600 Broadway Loan Combination.
(3)	The 600 Broadway Loan Combination is evidenced by eight pari passu notes in the aggregate original principal amount of $120,000,000. The non-controlling note A-2-2 and note A-6 (which is being acquired by The Bank of New York Mellon from German American Capital Corporation in connection with this securitization transaction) with an aggregate original balance of $30,000,000 will be contributed to the Issuing Entity. The non-controlling note A-1, note A-2-1 and note A-3 with an aggregate original principal balance of $50,000,000 are expected to be contributed to the CGCMT 2016-P3 securitization transaction. The controlling note A-4 and non-controlling note A-5-1 and note A-5-2, with an aggregate original principal balance of $40,000,000, are expected to be contributed to the DBJPM 2016-C1 securitization transaction. For additional information on the pari passu companion loans see “—The Mortgage Loan” below.
(4)	At closing, the borrower deposited $5,000,000 into the A&F Credit Reserve (as defined below). Upon the occurrence of an A&F Leasing Reserve Trigger Event (as defined below), the borrower must deposit $3,500,000 into the A&F Leasing Reserve. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “600 Broadway Loan”) is part of a $120,000,000 loan combination (the “600 Broadway Loan Combination”) that is evidenced by eight pari passu notes. The 600 Broadway Loan Combination is a fixed rate loan secured by a first mortgage encumbering the borrower’s fee simple interest in a 77,280 SF, anchored retail property located in New York, New York (the “600 Broadway Property”). The 600 Broadway Loan is evidenced by two pari passu non-controlling notes (note A-2-2 and note A-6 (which is being acquired by The Bank of New York Mellon from German American Capital Corporation in connection with this securitization transaction)), has an aggregate original principal balance of $30,000,000, has an aggregate outstanding principal balance as of the Cut-off Date of $30,000,000, and represents approximately 4.3% of the Initial Pool Balance. The pari passu non-controlling note A-1, note A-2-1 and note A-3, with an aggregate principal balance of $50,000,000, are expected to be contributed to the CGCMT 2016-P3 securitization transaction. The pari passu controlling note A-4 (the “600 Broadway Controlling Pari Passu Companion Loan”) and non-controlling note A-5-1 and note A-5-2, with an aggregate original principal balance of $40,000,000 (and, collectively with note A-1, note A-2-1 and note A-3, the “600 Broadway Companion Loans”), are expected to be contributed to the DBJPM 2016-C1 securitization transaction. The 600 Broadway Loan Combination is expected to be serviced and administered pursuant to the CGCMT 2016-P3 pooling and servicing agreement until the securitization of the 600 Broadway Controlling Pari Passu Companion Loan. However, after the securitization of the 600 Broadway Controlling Pari Passu Companion Loan, the 600 Broadway Loan Combination will be serviced and administered pursuant to the pooling and servicing agreement governing the securitization of the 600 Broadway Controlling Pari Passu Companion Loan, which is expected to be the DBJPM 2016-C1 securitization transaction. The 600 Broadway Loan Combination was co-originated by The Bank of New York Mellon and German American Capital Corporation on December 18, 2015, had an original principal balance of $120,000,000, has an outstanding principal balance as of the Cut-off Date of $120,000,000 and accrues interest at an interest rate of 4.69000% per annum. The proceeds of the 600 Broadway Loan Combination were primarily used to retire existing debt of approximately $69.6 million, pay a swap breakage fee of approximately $2.8 million, fund

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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reserves of approximately $5.3 million, pay closing costs of approximately $4.2 million, and return approximately $38.1 million of equity to the borrower sponsor.

The 600 Broadway Loan had an initial term of 120 months and has a remaining term as of the Cut-off Date of 117 months. The 600 Broadway Loan requires interest only payments on each due date through the scheduled maturity date in January 2026. Voluntary prepayment of the 600 Broadway Loan without the payment of any prepayment premium is permitted on or after the due date in September 2025. Provided no event of default under the 600 Broadway Loan Combination documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last pari passu note of the 600 Broadway Loan Combination is deposited and (ii) the third anniversary of the origination of the 600 Broadway Loan Combination, the 600 Broadway Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the 600 Broadway Loan documents.

■	The Mortgaged Property. The 600 Broadway Property is a six-story (plus lower and sub-lower levels) retail building consisting of 77,280 SF in SoHo, New York with frontage spanning from Broadway to Crosby Street. The 600 Broadway Property was developed in 1900 and has since been renovated in 2008. In 2008, the 600 Broadway Property was acquired by its current sponsors for approximately $70.0 million ($906 per SF), which have over the course of their ownership invested approximately $6.0 million in the 600 Broadway Property, including elevator upgrades and buildout costs for Abercrombie & Fitch Co. (“Abercrombie & Fitch”) and 24 Hour Fitness USA, Inc. (“24 Hour Fitness”). Abercrombie & Fitch, through its subsidiaries, Abercrombie & Fitch Stores, Inc. (“Abercrombie”), J.M. Hollister, LLC (“Hollister”) and Gilly Hicks, LLC (“Gilly Hicks”; together with Abercrombie and Hollister, each individually, an “A&F Subsidiary”, and collectively, the “A&F Subsidiaries”) has invested approximately $40.0 million to build out its space.

As of December 1, 2015, 100.0% of the square footage of the 600 Broadway Property was leased to two major tenants: (i) Abercrombie & Fitch (through its subsidiaries, Abercrombie, Hollister and Gilly Hicks (collectively, “A&F”)); and (ii) 24 Hour Fitness. Additionally, Omnipoint leases 1 SF for a rooftop antenna. The A&F Subsidiaries collectively occupy 47,001 SF (60.8% of NRA) at the 600 Broadway Property, with Hollister as the major frontage store with an entrance on Broadway. The 47,001 SF includes the ground floor (8,600 SF), lower level (8,500 SF), sub-lower level (9,900 SF), second floor (10,000 SF) and third floor (10,000 SF). 24 Hour Fitness occupies 30,279 SF (39.2% of NRA) situated on the fourth through sixth floors.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the tenants at the 600 Broadway Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Abercrombie & Fitch(2)
Hollister	NR / NR / BB-	30,509	39.5%	$3,701,596	37.0%	$121.33	5/31/2028	1, 5-year option
Abercrombie	NR / NR / BB-	8,246	10.7	1,850,798	18.5	224.45	5/31/2028	1, 5-year option
Gilly Hicks	NR / NR / BB-	8,246	10.7	1,850,798	18.5	224.45	5/31/2028	1, 5-year option
24 Hour Fitness	NR / NR / NR	30,279	39.2	2,576,000	25.7	85.08	12/17/2023	3, 5-year options
Omnipoint(3)	NR / NR / NR	0	0.0	37,080	0.4	37,080.00	12/31/2018	NA
Total Occupied Collateral		77,280	100.0%	$10,016,273	100.0%	$129.61
Vacant Space		0	0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		77,280	100.0%	$10,016,273	100.0%	$129.61

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	A&F operates on the ground and second floors; however, the store is currently closed due to water damage caused by a ruptured water pipe and coil malfunction that occurred in February, 2016. All water-impacted surfaces have been demolished. The tenant is in the process of interviewing general contractors to complete required work, which is the tenant’s responsibility. The repair work is estimated to cost in excess of $1.0 million. Part of the second floor and the entire 3rd floor and lower level leased to A&F are currently dark. The Abercrombie, Hollister and Gilly Hicks leases are guaranteed by the parent company, A&F, and are cross-defaulted.
(3)	Represents a telecommunications antenna lease. Square footage not included in Tenant GLA.

The following table presents certain information relating to the major tenants at the 600 Broadway Property:

Tenant Name	Tenant Description	Renewal/Extension Options
Abercrombie & Fitch

Abercrombie & Fitch (47,001 SF; 60.8% of NRA; 73.9% of UW Base Rent; rated BB- by S&P) A&F sells men’s, women’s and kids’ casual style apparel and accessories. A&F operates approximately 965 stores across North America, Asia and Europe. In addition, Abercrombie & Fitch is the parent company to the teen-focused apparel store, Hollister and the Aussie-inspired, just-for-girls brand, Gilly Hicks. Abercrombie & Fitch has averaged $4.0 billion in revenue annually since 2010 and reported revenue of approximately $3.7 billion at fiscal year-end 2014. Three A&F Subsidiaries took occupancy at the 600 Broadway Property in 2008, each pursuant to a 20-year lease expiring in May 2028, with all leases cross-defaulted and guaranteed by the parent company Abercrombie & Fitch. Each A&F Subsidiary space is based on a different Abercrombie & Fitch concept: Hollister (30,509 SF), Gilly Hicks (8,246 SF) and Abercrombie (8,246 SF). Hollister and Abercrombie currently operate on the ground and second floors and the store is currently closed due to recent water damage. The repair work is estimated to cost in excess of $1.0 million. Part of the second floor and the entire 3rd floor and lower level are currently dark, as Abercrombie & Fitch discontinued the Gilly Hicks concept in 2013. At the time of the 600 Broadway loan’s origination, A&F’s annualized 2015 store sales at the 600 Broadway Property were approximately $7.2 million, which is less than its aggregate annual rent at the property. Due to this and struggling corporate level performance, A&F attempted to sublease the entirety of its space unsuccessfully in 2015. Prior to the origination of the 600 Broadway Loan, A&F terminated the broker on the sublease assignment and the space was taken off market. Each A&F Subsidiary has one, five-year renewal option and no termination options.

1, 5-year option
24 Hour Fitness

24 Hour Fitness (30,279 SF; 39.2% of NRA; 25.7% of UW Base Rent) Founded in 1983, 24 Hour Fitness is one of the world’s largest privately owned and operated fitness center chains. 24 Hour Fitness owns and operates approximately 425 fitness centers with over 4.0 million members in more than 15 states in the U.S. as well as throughout Asia. 24 Hour Fitness offers aerobic, cardiovascular and weight lifting activities with some facilities featuring squash, racquetball, basketball courts, swimming pools, and steam and sauna rooms. 24 Hour Fitness signed a 15-year lease in 2008, which expires in December 2023. 24 Hour Fitness has three, five-year renewal options.

3, 5-year options

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents the lease rollover schedule at the 600 Broadway Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018(2)	0	0.0	0.0%	37,080	0.4	37,080.00	1
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	30,279	39.2	39.2%	2,576,000	25.7	85.08	1
2024	0	0.0	39.2%	0	0.0	0.00	0
2025	0	0.0	39.2%	0	0.0	0.00	0
2026	0	0.0	39.2%	0	0.0	0.00	0
2027 & Thereafter	47,001	60.8	100.0%	7,403,193	73.9	157.51	3
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	77,280	100.0%		$10,016,273	100.0%	$129.61	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	The 2018 lease is represented by the Omnipoint telecommunications antenna lease.

The following table presents certain information relating to historical leasing at the 600 Broadway Property:

Historical Leased %(1)

	2012	2013	2014	As of 12/1/2015
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and which reflects occupancy as of December 31 for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 600 Broadway Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 10/31/2015	Underwritten	Underwritten $ per SF
Base Rent	$9,139,551	$9,306,197	$9,761,226	$9,910,763	$10,016,273	$129.61
Contractual Rent Steps(2)	0	0	0	0	186,100	2.41
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$9,139,551	$9,306,197	$9,761,226	$9,910,763	$10,202,372	$132.02
Total Reimbursables	1,227,105	1,803,766	2,458,068	3,213,519	3,567,639	46.17
Vacancy & Credit Loss(3)	0	0	0	0	(510,119)	(6.60)
Effective Gross Income	$10,366,656	$11,109,963	$12,219,294	$13,124,281	$13,259,893	$171.58

Real Estate Taxes	$1,239,663	$1,697,483	$2,231,210	$2,782,852	$3,168,534	$41.00
Insurance	32,215	30,166	34,371	29,080	30,534	0.40
Management Fee	75,000	75,000	75,000	75,000	397,797	5.15
Other Operating Expenses	101,819	112,862	117,703	101,644	112,880	1.46
Total Operating Expenses	$1,448,697	$1,915,512	$2,458,284	$2,988,576	$3,709,744	$48.00

Net Operating Income	$8,917,959	$9,194,451	$9,761,011	$10,135,705	$9,550,149	$123.58
TI/LC	0	0	0	0	338,687	4.38
Replacement Reserves	0	0	0	0	11,592	0.15
Net Cash Flow	$8,917,959	$9,194,451	$9,761,011	$10,135,705	$9,199,870	$119.05

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Contractual Rent Steps includes contractual rent steps through June 2016.
(3)	Underwritten Vacancy represents 5.0% of Total Rent.

■	Appraisal. According to the appraisal, the 600 Broadway Property had an “as-is” appraised value of $220,000,000 as of December 14, 2015. The appraiser concluded an “as dark” appraised value of $191,000,000, which results in a Cut-off Date LTV of 62.8%.

■	Environmental Matters. Based on the Phase I environmental report dated September 17, 2015, there were no recommendations for further action at the 600 Broadway Property other than to implement an asbestos operations and maintenance plan, which is currently in place.

■	Market Overview and Competition. The 600 Broadway Property is located in the SoHo neighborhood in the borough of Manhattan, New York. The SoHo neighborhood is generally bounded by Houston Street to the north; Crosby Street to the east; Canal Street to the south; and West Broadway to the west. SoHo is surrounded by the neighborhoods of NoHo to the north; Little Italy to the east; TriBeCa to the south; Hudson Square and the West Village to the west. The 600 Broadway Property is located at the southeast corner of East Houston Street and Broadway with frontage along Broadway and Crosby Street. The SoHo neighborhood is rapidly evolving from an area known for its artistic population residing and working in loft spaces to a top retail location showcasing several well-known retailers. While the heavily traveled arteries of Broadway, Houston Street, Canal Street and West Broadway contain a significant amount of retail space, the central roadways such as Mercer, Greene, Prince, Spring and Wooster Streets are also attracting notable retailers and galleries. Some of the retailers in the SoHo District include Prada, Zara, Fossil, Armani AX, Banana Republic, Hugo Boss, H&M, TopShop, Uniqlo, Zales, Aeropostale, BeBe, Escada, Victoria’s Secret, Billabong, American Eagle and J. Crew.

The SoHo neighborhood has a transportation network via subway with access to the A, B, C, D, E, F, M, N, R and No. 1 and 6 subway lines along with access to public buses. The Broadway/Lafayette Street Station (B, D, F and M subway lines) is located adjacent to the 600 Broadway Property at the corner of Houston Street and Broadway. The Bleecker Street Station (No. 6 subway line) is located one block north and three blocks east of the 600 Broadway Property at Bleecker Street and Lafayette Street. The Prince Street Station (N and R subway lines) is one block south of the 600 Broadway Property. The C and E subway lines are located 2 blocks south and seven blocks west of the subject at the intersection of Spring Street and 6th Avenue. The No. 1 subway line is located nine blocks west of the 600 Broadway Property at the intersection of West Houston and Varick Streets.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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According to the appraisal, retail rental rates within the SoHo submarket averaged $535 per SF in Q3 2015, a 5.3% increase from $508 per SF in Q2 2015 and a 13.8% increase from the $470 per SF year-over-year. On the high streets of Broadway, Prince, and Spring Streets, the average asking rental rate registered $898 per SF with Prince Street registering the highest average asking rent at $1,033 per SF. The SoHo submarket vacancy rate was 5.6% as of Q3 2015.

The appraiser concluded to market rents of $650 per SF for the ground floor, $200 per SF for the second floor, $150 per SF for the third floor, $65 per SF for the lower level and $40 per SF for the sub-lower level. The appraiser concluded a blended rate per SF of $213.59 for the 47,001 SF A&F Subsidiary leases. Eight competitive properties are detailed below.

The following table presents certain information relating to the leasing comparables identified in the appraisal for the 600 Broadway Property:

Retail Lease Comparables(1)

Property	Tenant Name	Total GLA	Base Rent per SF
600 Broadway Property(2)	Hollister/Abercrombie/Gilly Hicks(3)	47,001	$157.51
510 Broadway	Stance Socks	5,000	$375.00
116 Prince Street	Slowear	2,250	$845.00
125 Prince Street	Lululemon	4,100	$515.00
513 Broadway	True Religion	2,900	$724.00
561 Broadway	Mango	22,500	$233.33
529 Broadway	Nike	52,941	$276.57
518 Broadway	Dune	7,500	$909.00
545 Broadway	Offering	3,675	$650.00
Total / Wtd. Avg.(4)		100,866	$367.67

(1)	Source: Appraisal.
(2)	Based on the rent roll dated December 1, 2015.
(3)	The A&F Subsidiary leases are all cross-defaulted and guaranteed by the parent company, Abercrombie & Fitch.
(4)	Total / Wtd. Avg. excludes the 600 Broadway Property.

■	The Borrower. The borrower, 600 Broadway Partners LLC, is a single-purpose, single asset New York limited liability company structured to be bankruptcy remote, with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 600 Broadway Loan. The sponsors of the borrower and non-recourse carve-out guarantors are Stanley Cayre, Stanley Chera and Harry Adjmi.

Stanley Cayre is the co-founder and managing member of Aurora Capital Associates. Over the past 40 years, the Cayre family has invested heavily in various commercial real estate properties and currently manages over 2.5 million SF of commercial real estate across the U.S. Aurora Capital Associates owns over 150 properties throughout major U.S. cities and is recognized as one of the largest, single property owners on Broadway in SoHo, New York.

Stanley Chera is the co-founder of Crown Acquisitions, one of the largest private owners of retail and office properties in North America. Crown Acquisitions has acquired and developed billions of dollars of high-profile commercial real estate with a current portfolio of over 15 million SF. Focusing on acquiring and repositioning strategic assets, Crowne Acquisitions’ experience extends to major cities including New York, Chicago, Toronto, Philadelphia, Boston and Miami.

Harry Adjmi is a partial owner of the Adjmi Apparel Group, which has designed, produced and distributed fashion apparel since 1976. The Adjmi Apparel Group consists of recognizable brands such as Skechers, TapouT, South Pole, Disney, Fila and Champion. Harry Adjmi is a large real estate owner throughout Greater New York City owning 110 properties totaling an estimated $220.0 million as of June 2013.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Escrows. At origination, the borrower deposited (i) $259,197 into a tax reserve account and (ii) $5,000,000 into a reserve account (the “A&F Credit Reserve”). Funds in the A&F Credit Reserve are to be applied to debt service shortfalls, and are required to be released to borrower upon (x) borrower replacing A&F with an “Investment Grade” tenant (as rated by two or more rating agencies) or (y) A&F’s credit rating being upgraded to “Investment Grade” by two or more rating agencies; provided that, in either case, (1) no event of default under the 600 Broadway Loan is then continuing, (2) no Cash Trap Period (defined below) is then continuing, and (3) no A&F Leasing Reserve Trigger Event (defined below) has occurred.

On a monthly basis, the borrower is required to deposit reserves of (i) one-twelfth of the estimated annual real estate taxes, which currently equates to $259,197, into a tax reserve account, (ii) $1,093 into a replacement reserve account and (iii) $7,288 into a TI/LC reserve account. In addition, upon notice from the lender, the borrower will be required to deposit one-twelfth of the annual insurance premiums into an insurance reserve account if (i) an event of default under the 600 Broadway Loan has occurred, (ii) a blanket or umbrella policy approved by the lender in its reasonable discretion is no longer in place, (iii) the borrower fails to provide evidence of renewal of insurance or (iv) the borrower fails to provide evidence that the insurance premiums have been paid.

In addition, upon the occurrence of an A&F Leasing Reserve Trigger Event (defined below), the borrower is required to make a one-time deposit in an amount equal to $3,500,000 into a reserve account (the “A&F Leasing Reserve”). Funds in the A&F Leasing Reserve will be released to borrower for qualified leasing expenses in connection with re-leasing the A&F space. Once the A&F space has been fully leased to one or more replacement tenants at a market net effective rental rate greater than or equal to the then-current net effective rent under the A&F Subsidiary leases (and such replacement tenants have taken occupancy and are paying full unabated rent), then, provided no event of default under the 600 Broadway Loan or Cash Trap Period (defined below) is then continuing, funds remaining in the A&F Leasing Reserve will be disbursed to borrower.

An “A&F Leasing Reserve Trigger Event” will commence upon the earlier to occur of (i) the date that A&F commits a monetary or material non-monetary default under any A&F Subsidiary lease, (ii) the date upon which A&F terminates or gives notice of its intent to terminate any A&F Subsidiary lease, and (iii) a bankruptcy or insolvency proceeding of any A&F Subsidiary.

■	Lockbox and Cash Management. The 600 Broadway Loan is structured with a hard lockbox and springing cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. Provided no Cash Trap Period exists, all funds in the lockbox account are swept on each business day to the borrower’s operating account. Upon the occurrence and during the continuance of a Cash Trap Period, amounts on deposit in the clearing account are required to be swept to a cash management account established and maintained by the lender, and applied to payment of all required payments and reserves as set forth in the 600 Broadway Loan documents.

A “Cash Trap Period” will commence upon the occurrence of (i) an event of default under the 600 Broadway Loan or (ii) the assumed amortizing DSCR falling below 1.10x for two consecutive calendar quarters and will end upon (a) with respect to clause (i), the date on which such event of default under the 600 Broadway Loan is cured (and no other Cash Trap Period is then continuing) and (b) with respect to clause (ii), the assumed amortizing DSCR being at least 1.10x for two consecutive calendar quarters (and no other Cash Trap Period is then continuing).

■	Property Management. The 600 Broadway Property is managed by ACHS Management Corp., a borrower affiliate. The 600 Broadway Loan documents prohibit the borrower from terminating or amending the management agreement without the lender’s prior consent. The borrower is obligated to provide notice to the lender if the property manager sub-contracts its management responsibilities under the management agreement to an affiliate or third party manager. The lender has the right to (or to require the borrower to) terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists any event of default under the 600 Broadway

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Loan, (c) there exists a monetary default or material nonmonetary default by the property manager beyond all applicable notice and cure periods under the management agreement, (d) there is a change in control of the property manager, or (e) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■	Mezzanine or Subordinate Indebtedness. Not Permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy, with a deductible no greater than $25,000 (excluding windstorm and earthquake insurance, which may have a deductible of 5% of the total insurable value), which provides coverage for among other things, terrorism, in an amount equal to the full replacement cost of the 600 Broadway Property (plus 24 months of rental loss and/or business interruption coverage with an additional period of indemnity covering the six months following restoration). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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5 Penn Plaza

Floor				
26	Acuity Lighting Group Exp. 3/31/2017			
25	Acuity Lighting Group Exp. 3/31/2017			
24	HNTB Corporation Exp. 2/29/2016	Owner Occupied	HNTB Corporation Exp. 2/29/2016	Acuity Lighting Group Exp. 3/31/2017
23	HQ Global Workplace Exp. 2/28/2019			
22	Sirius XM Radio Exp. 11/30/2029			
21	Steamfitters' Industry Trust Exp. 9/30/2016	Allied Advertising Exp. 9/30/2016		
20	Visiting Nurse Service NY Exp. 9/30/2020			
19	HQ Global Workplace Exp. 8/31/2020			
18	Sirius XM Radio Exp. 11/30/2029			
17	Thomas Publishing Company Exp. 12/31/2025			
16	Amnesty International Exp. 12/31/2019			
15	Railworks Corporation Exp. 9/30/2025	SML Labels Exp. 10/31/2021	TCBA Watson Rice Exp. 10/31/2021	
14	Vacant	OnX Enterprises Exp. 12/31/2020	Railworks Corporation Exp. 9/30/25	
12	Visiting Nurse Service NY Exp. 9/30/2020			
11	Sirius XM Radio Exp. 11/30/2029			
10	Thomas Publishing Company Exp. 12/31/2025			
9	Thomas Publishing Company Exp. 12/31/2025	St. Vincent's Catholic Med Ctr Exp. 8/31/2018	1E Inc. Exp. 8/31/2018	
8	Thomas Publishing Company Exp. 12/31/2025			
7	The Wallace Foundation Exp. 2/28/2021			
6	HNTB Corporation Exp. 2/29/2016	HNTB Corporation Exp. 2/29/2016		
5	GTA Americas, LLC Exp. 2/28/2017			
4	Town Sports International Exp. 4/30/2017			
3	Covenant House Exp. 3/31/2022			
2	Sirius XM Radio Exp. 11/30/2029	Covenant House Exp. 3/31/2022		
1	TD Bank, N.A. Exp. 5/31/2026	Vacant	CVS Exp. 3/31/2030	Building Message Center

VACANT | BUILDING | 2016 – 2017 | 2018 – 2019 | 2020 – 2021 | 2022+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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5 Penn Plaza
5 Penn Plaza
New York, NY 10001
DIAMOND ROW
RESTAURANT ROW
THEATER DISTRICT
GARMENT DISTRICT
MIDTOWN
NOMAD
FUR DISTRICT
FLATIRON DISTRICT
W 42ND STREET
W 34TH STREET
W 23RD STREET
E 42ND STREET
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE
FIFTH AVENUE
MADISON AVENUE
BROADWAY
Manhattan Plaza
Port Authority Bus Terminal
New York Times Building
Bryant Park
New York Public Library
Bank of America Tower
Times Square
Macy's Herald Square
Herald Square
Empire State Building
One Penn Plaza
Madison Square Garden
Moynihan Station
Penn Station
Manhattan West by Brookfield
5 MW by Brookfield
Pennsylvania Hotel
Manhattan Mall
Fashion Institute Of Technology
United States Postal Service Morgan Station
Flatiron Bldg
Upper West Side
Upper East Side
West New York
Metropolitan Museum of Art
Central Park
Astoria
Carnegie Hall
Rockefeller Center
Long Island City
Times Square
United Nations
Midtown
Empire State Building
New York
MANHATTAN
NYU
Hoboken
SOHO
Jersey City
Financial District
BROOKLYN
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(3)		$25,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$399.80
Size (SF)	650,329	Percentage of Initial Pool Balance		3.6%
Total Occupancy as of 11/1/2015(1)	97.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2015(1)	97.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1917 / 2015	Mortgage Rate		4.86153%
Appraised Value	$540,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)		120
Underwritten Revenues	$38,272,463
Underwritten Expenses	$15,542,394	Escrows
Underwritten Net Operating Income (NOI)	$22,730,069		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$21,073,984	Taxes	$1,168,977	$584,489
Cut-off Date LTV Ratio(2)	48.1%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	48.1%	Replacement Reserve	$0	$10,839
DSCR Based on Underwritten NOI / NCF(2)	1.77x / 1.64x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	8.7% / 8.1%	Other(4)	$23,524,035	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$260,000,000	86.6%	Loan Payoff(5)	$213,091,475	71.0%
Mezzanine Loan Amount	40,000,000	13.3	Principal Equity Distribution	55,730,831	18.6
Other Sources	300,000	0.1	Mortgage Loan Reserves	24,693,011	8.2
			Closing Costs	3,919,961	1.3
			Mezzanine Loan Reserves(6)	2,864,722	1.0
Total Sources	$300,300,000	100.0%	Total Uses	$300,300,000	100.0%

(1)	Total Occupancy and Owned Occupancy as of November 1, 2015 includes TD Bank, as the tenant has executed a lease at the 5 Penn Plaza Property, but does not take occupancy or commence paying rent until June 2016. In connection with the origination of the 5 Penn Plaza Loan, CGMRC required a reserve of $726,630 for gap rent related to TD Bank.

(2)	Calculated based on the aggregate outstanding principal balance of the 5 Penn Plaza Loan Combination.

(3)	The 5 Penn Plaza Loan has an outstanding principal balance as of the Cut-off Date of $25,000,000 and is evidenced by the non-controlling note A-2-II of the $260,000,000 5 Penn Plaza Loan Combination, which is evidenced by four pari passu notes. The companion loan evidenced by the controlling note A-1 has an outstanding principal balance as of the Cut-off Date of $115,000,000 and has been contributed to the CGCMT 2016-GC36 securitization transaction. The companion loan evidenced by the non-controlling note A-2-I has an outstanding principal balance as of the Cut-off Date of $42,000,000 and is expected to be contributed to the CGCMT 2016-P3 securitization transaction. The companion loan evidenced by the non-controlling note A-3 has an outstanding principal balance as of the Cut-off Date of $78,000,000 and has been contributed to the JPMBB 2016-C1 securitization transaction. See “—The Mortgage Loan” below.

(4)	Other Upfront reserves represents (i) $17,333,334 to be used for any recourse carveouts under the 5 Penn Plaza Loan documents (up to $7,333,333 of which can also be made available to the Mezzanine Lender in certain circumstances in connection with the recourse carveouts under the 5 Penn Plaza Mezzanine Loan, provided that the mortgage lender does not have a competing claim against the guarantor), (ii) unfunded obligations of $3,069,378 for existing tenant improvements, leasing commissions and free rent related to TD Bank’s and Sirius XM Radio’s spaces, (iii) deferred maintenance of $1,306,250, (iv) 1,088,443 in a contingency reserve, which represents 31 days of interest due under the 5 Penn Plaza Loan documents, to be used to pay debt service and/or pay reserve account deposits on the 5 Penn Plaza Loan in the event of any late payment under the 5 Penn Plaza Loan documents and (v) $726,630 for gap rent related to TD Bank, as the tenant does not commence paying rent until June 2016. See “—Escrows” below.

(5)	The Loan Payoff of $213,091,475 consists of $203,000,000 to pay off the principal balance of the 5 Penn Plaza Property’s prior CMBS loan, which was securitized in the JPMCC 2007-LD11 securitization transaction and $10,091,475 in defeasance costs.

(6)	In connection with the origination of the 5 Penn Plaza Mezzanine Loan, the Mezzanine Borrower delivered the following escrows to the Mezzanine Lender: (i) $2,666,666 to be used solely for any amounts due from the guarantor under the 5 Penn Plaza Mezzanine Loan recourse carveout guaranty and/or the 5 Penn Plaza Mezzanine Loan environmental indemnity; and (ii) $198,056 in a contingency reserve, which represents 31 days of interest due under the 5 Penn Plaza Mezzanine Loan documents, to be used to pay debt service and/or pay reserve deposits on the 5 Penn Plaza Mezzanine Loan in the event of any late payment under the 5 Penn Plaza Mezzanine Loan documents.

■	The Mortgage Loan. The mortgage loan (the “5 Penn Plaza Loan”) is part of a loan combination (the “5 Penn Plaza Loan Combination”) evidenced by four pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 26-story office and retail building located in Midtown Manhattan, New York (the “5 Penn Plaza Property”). The 5 Penn Plaza Loan, which is evidenced by note A-2-II and represents a non-controlling interest in the 5 Penn Plaza Loan Combination, had an original principal balance of $25,000,000, has an outstanding principal balance as of the Cut-off Date of $25,000,000 and represents approximately 3.6% of the Initial Pool Balance. The companion loan evidenced by the controlling note A-1 has an original principal balance as of the Cut-off Date of $115,000,000, has an outstanding principal balance as of the Cut-off Date of $115,000,000 and was contributed to the CGCMT 2016-GC36 securitization transaction. The companion loan evidenced by the non-controlling note A-2-I had an original principal balance of $42,000,000, has an outstanding principal balance as of the Cut-off Date of $42,000,000, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to the CGCMT 2016-P3 securitization transaction. The companion loan evidenced by the non-controlling note A-3 had an original principal balance of $78,000,000, has an outstanding principal balance as of the Cut-off Date of $78,000,000, and was contributed to the JPMBB 2016-C1 securitization transaction. The 5 Penn Plaza Loan Combination was co-originated by Citigroup Global Markets Realty Corp. and Barclays Bank PLC on January 6, 2016, had an original principal balance of $260,000,000, has an outstanding principal balance as of the Cut-off Date of $260,000,000 and accrues interest at an interest rate of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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4.86153% per annum. The proceeds of the 5 Penn Plaza Loan Combination were primarily used to refinance the 5 Penn Plaza Property, return equity to the borrower sponsor, pay origination costs and fund reserves.

The 5 Penn Plaza Loan had an initial term of 120 months and has a remaining term as of the Cut-off Date of 117 months. The 5 Penn Plaza Loan requires interest only payments on each due date through the scheduled maturity date in January 2026. Voluntary prepayment of the 5 Penn Plaza Loan without payment of any prepayment premium is permitted on or after the due date in November 2025. Provided no event of default under the 5 Penn Plaza Loan Combination documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the 5 Penn Plaza Loan Combination is deposited and (ii) the third anniversary of the origination of the 5 Penn Plaza Loan Combination, the 5 Penn Plaza Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the 5 Penn Plaza Loan documents.

■	The Mortgaged Property. The 5 Penn Plaza Property consists of a 26-story, 650,329 SF, LEED Gold certified Class A- office building with ground floor retail located on Eighth Avenue between West 33rd and West 34th Streets in Midtown Manhattan. The 5 Penn Plaza Property contains 17,180 SF of ground floor retail space with the remaining 633,149 SF of building space consisting of 621,951 SF of office space and 11,198 SF of miscellaneous non-revenue, concourse and sub-concourse space. The 5 Penn Plaza Property was built in 1917 and is currently undergoing a projected $10.6 million renovation of its lobby, elevators and facade. The typical floor plate (on floors 3 through 23) at the 5 Penn Plaza Property is approximately 28,642 SF. Total Occupancy and Owned Occupancy at the 5 Penn Plaza Property were both 97.2% as of November 1, 2015. The office space at the 5 Penn Plaza Property is approximately 98.0% occupied. The ground floor retail space at the 5 Penn Plaza Property is approximately 79.0% occupied. Two of the three ground floor retail spaces are leased to CVS and TD Bank with leases extending through March 2030 and May 2026, respectively. The third ground floor retail space, which is 3,600 SF, is currently being utilized as the temporary entranceway during the 5 Penn Plaza Property’s lobby renovation. Following the completion of the lobby renovation in the first half of 2016, the third ground floor retail space will be available for leasing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the 5 Penn Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Sirius XM Radio	NR / NR / NR	99,754	15.3%	$4,235,991	13.3%	$42.46	11/30/2029	(2)
Thomas Publishing Company	NR / NR / NR	93,072	14.3	3,899,310	12.2	41.90	12/31/2025	1, 5-year option
CVS (Retail)	NR / Baa1 / BBB+	12,437	1.9	3,103,449	9.7	249.53	3/31/2030	1, 10-year option
Visiting Nurse Service NY	NR / NR / NR	55,754	8.6	3,010,716	9.5	54.00	9/30/2020	NA
HQ Global Workplace	NR / NR / NR	55,754	8.6	2,899,208	9.1	52.00	Various(3)	(3)
TD Bank (Retail)(4)	NR / Aa1 / AA-	3,882	0.6	1,743,913	5.5	449.23	5/31/2026	3, 5-year options
Covenant House	NR / NR / NR	39,254	6.0	1,570,160	4.9	40.00	3/31/2022	(5)
HNTB Corporation(6)	NR / NR / NR	36,844	5.7	1,427,583	4.5	38.75	2/29/2016	NA
Railworks Corporation	NR / NR / NR	26,561	4.1	1,351,821	4.2	50.89	9/30/2025	NA
Town Sports International	NR / NR / NR	27,877	4.3	1,115,080	3.5	40.00	4/30/2017	1, 5-year option
Ten Largest Tenants		451,189	69.4%	$24,357,231	76.5%	$53.98
Remaining Owned Tenants		180,827	27.8	7,476,782	23.5	41.35
Vacant Spaces (Owned Space)		18,313	2.8	0	0.0	0.00
Total / Wtd. Avg. All Tenants		650,329	100.0%	$31,834,013	100.0%	$50.37

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sirius XM Radio has the option to extend its term for either (i) one additional period of five years or (ii) one additional period of ten years.

(3)	HQ Global Workplace occupies the entire 19th and 23rd floor spaces at the 5 Penn Plaza Property under two separate leases. The lease on the 23rd floor expires on February 28, 2019 and HQ Global Workplace has the option to renew this space for either (i) one additional period of five years or (ii) one additional period of ten years. The lease on the 19th floor expires on August 31, 2020 and HQ Global Workplace has the option to renew this space for an additional period so as to expire on the same date as HQ Global Workplace’s 23rd floor space.

(4)	TD Bank has executed a lease but will not take occupancy or commence paying rent until June 2016. In connection with the origination of the 5 Penn Plaza Loan Combination, the lender escrowed $726,630 for gap rent related to TD Bank.

(5)	Covenant House has the option to extend its term for either (i) one additional period of five years or (ii) one additional period of ten years.

(6)	According to the rent roll dated November 1, 2015, HNTB Corporation leased (i) 27,877 SF on the sixth floor at a rental rate equal to $35.16 per SF, (ii) 7,800 SF on the 24th floor at a rental rate equal to $53.52 per SF and (iii) 1,167 SF of concourse space at a rental rate equal to $25.71 per SF. The tenant has vacated all of its space due to its lease expiration on February 29, 2016. The Doman Group, LLC and Browne George Ross LLP have both executed leases for the vacated 24th floor space at a weighted average rental rate equal to $66.52 per SF resulting in a total increase in base rent of $103,120 for that space. According to the appraisal, the market rent for the sixth floor space (which is currently being marketed) is equal to $60.00 per SF which would result in a total increase in base rent of $692,488 if a lease(s) were executed at that level.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents the lease rollover schedule at the 5 Penn Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	8,162	1.3%	1.3%	$385,540	1.2%	$47.24	5
2016(2)(3)	64,373	9.9	11.2%	2,635,006	8.3	40.93	7
2017	71,136	10.9	22.1%	2,724,324	8.6	38.30	3
2018	24,645	3.8	25.9%	1,188,002	3.7	48.20	3
2019	55,866	8.6	34.5%	2,180,406	6.8	39.03	3
2020	90,110	13.9	48.3%	5,116,605	16.1	56.78	3
2021	42,530	6.5	54.9%	1,705,487	5.4	40.10	3
2022	39,254	6.0	60.9%	1,570,160	4.9	40.00	1
2023	524	0.1	61.0%	6,000	0.0	11.45	1
2024	0	0.0	61.0%	0	0.0	0.00	0
2025	119,343	18.4	79.3%	5,239,131	16.5	43.90	2
2026	3,882	0.6	79.9%	1,743,913	5.5	449.23	1
2027 & Thereafter	112,191	17.3	97.2%	7,339,440	23.1	65.42	2
Vacant	18,313	2.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	650,329	100.0%		$31,834,013	100.0%	$50.37	34

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	According to the rent roll dated November 1, 2015, HNTB Corporation leased (i) 27,877 SF on the sixth floor at a rental rate equal to $35.16 per SF, (ii) 7,800 SF on the 24th floor at a rental rate equal to $53.52 per SF and (iii) 1,167 SF of concourse space at a rental rate equal to $25.71 per SF. The tenant has vacated all of its space due to its lease expiration on February 29, 2016. The Doman Group, LLC and Browne George Ross LLP have both executed leases for the vacated 24th floor space at a weighted average rental rate equal to $66.52 per SF resulting in a total increase in base rent of $103,120 for that space. According to the appraisal, the market rent for the sixth floor space (which is currently being marketed) is equal to $60.00 per SF which would result in a total increase in base rent of $692,488 if a lease(s) were executed at that level.

(3)	Abovenet Communications’ lease expires in March 31, 2016. The tenant only leases 133 SF of space in the concourse.

The following table presents certain information relating to historical leasing at the 5 Penn Plaza Property:

Historical Leased %(1)

	2012	2013	2014	As of 11/1/2015(2)
Owned Space	99.9%	99.0%	99.0%	97.2%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise indicated.

(2)	Occupancy as of November 1, 2015 includes TD Bank, as the tenant has executed a lease at the 5 Penn Plaza Property but does not take occupancy or commence paying rent until June 2016. In connection with the origination of the 5 Penn Plaza Loan, the lenders required a reserve of $726,630 for gap rent related to TD Bank.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 5 Penn Plaza Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/30/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$25,432,229	$27,243,371	$26,655,881	$28,643,579	$30,552,942	$46.98
Contractual Rent Steps(3)	0	0	0	0	1,281,071	1.97
Gross Up Vacancy	0	0	0	0	1,851,975	2.85
Total Rent	$25,432,229	$27,243,371	$26,655,881	$28,643,579	$33,685,988	$51.80
Total Reimbursables	1,241,799	2,059,774	2,461,092	2,591,608	3,452,319	5.31
Other Income(4)	3,349,215	3,173,699	3,063,531	2,991,072	2,991,072	4.60
Vacancy & Credit Loss	0	0	0	0	(1,856,915)	(2.86)
Effective Gross Income	$30,023,243	$32,476,844	$32,180,504	$34,226,259	$38,272,463	$58.85

Real Estate Taxes	$5,160,259	$5,592,081	$6,048,976	$6,770,415	$6,941,473	$10.67
Insurance	587,783	517,709	479,972	455,813	590,150	0.91
Management Fee	425,000	475,000	485,000	485,000	1,000,000	1.54
Other Operating Expenses	6,427,824	6,885,766	6,684,253	6,962,164	7,010,771	10.78
Total Operating Expenses	$12,600,866	$13,470,556	$13,698,201	$14,673,392	$15,542,394	$23.90

Net Operating Income	$17,422,377	$19,006,288	$18,482,303	$19,552,867	$22,730,069	$34.95
TI/LC	0	0	0	0	1,526,020	2.35
Replacement Reserves	0	0	0	0	130,066	0.20
Net Cash Flow	$17,422,377	$19,006,288	$18,482,303	$19,552,867	$21,073,984	$32.41

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten net cash flow.

(2)	The increase from TTM 9/30/2015 Base Rent to Underwritten Base Rent is primarily from (i) the expiration of the free rent period offered under the terms of CVS’ lease and (ii) TD Bank executing a lease at a market rental rate to occupy one of the ground floor retail spaces which was previously rented at a below market rental rate.

(3)	Contractual Rent Steps are underwritten based upon actual scheduled rent increases through January 1, 2017 from six office tenants and the present value of rent steps for TD Bank and CVS during the term of the 5 Penn Plaza Loan.

(4)	Other Income includes sub-metered electricity, condenser water, overtime heating, ventilating and air conditioning, cleaning, trash removal and tenant sundry charges.

■	Appraisal. According to the appraisal, the 5 Penn Plaza Property had an “as-is” appraised value of $540,000,000 as of November 1, 2015.

■	Environmental Matters. Based on the Phase I environmental report dated November 12, 2015, there were no recommendations for further action at the 5 Penn Plaza Property other than the implementation of an asbestos operations and maintenance plan.

■	Market Overview and Competition. The 5 Penn Plaza Property is located in Midtown Manhattan on Eighth Avenue between West 33rd and West 34th Streets across the street from Penn Station. Penn Station is one of the busiest transportation hubs in the United States, providing direct access to Amtrak, New Jersey Transit, and the Long Island Railroad, as well as the 1, 2, 3, A, C, and E subway lines. Additionally, PATH trains and the Q, R, B, D, F, and M subway lines all stop two avenues east of the 5 Penn Plaza Property at 33rd Street and Broadway.

The 5 Penn Plaza Property is located within the Penn Station Office submarket in Midtown Manhattan. According to a third party report, as of the third quarter of 2015, the Penn Station Class A submarket contained approximately 6.5 million SF of office space with a 2.0% direct vacancy rate and average gross rental rate of $63.59 per SF. The appraiser concluded a gross market rent of $60.00 per SF for floors 2 through 9, $63.00 per SF for floors 10 through 18, $66.00 per SF for floors 19 through 23 and $69.00 per SF for floors 24 through 26 at the 5 Penn Plaza Property. The appraiser’s concluded weighted average gross market rent for the office space at the 5 Penn Plaza Property is $62.87 per SF. The weighted average in-place office rent at the 5 Penn Plaza Property is $42.86 per SF, or 31.8% below the market office rent concluded to by the appraiser.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the directly competitive office buildings identified in the appraisal for the 5 Penn Plaza Property:

Directly Competitive Office Buildings(1)

	370 Seventh Avenue	393 Seventh Avenue	132 West 31st Street	1250 Broadway	330 West 34th Street	112 West 34th Street
Total GLA	306,017	980,000	348,946	604,279	654,000	548,000
Direct Occupancy	98.9%	100.0%	98.2%	97.5%	73.9%	90.6%
Direct Asking Gross Rent (per SF)	$64	N/A	$85	$72	$70-$74	$65-$69

(1)	Source: Appraisal.

■	The Borrower. The borrower is 5 Penn Plaza LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 5 Penn Plaza Loan. The guarantors of the non-recourse carveouts under the 5 Penn Plaza Loan are Stephen D. Haymes and The Stephen D. Haymes Revocable Trust Dated October 8, 2014.

Stephen D. Haymes is a partner of Haymes Investment Company, a family-owned and operated real estate enterprise established by his father, Morice Haymes, in 1925. Haymes Investment Company is headquartered at the 5 Penn Plaza Property. Stephen D. Haymes has been involved in the real estate industry for over 40 years and has owned and operated over 3 million SF of office buildings, 500,000 SF of shopping centers and 5,000 units in residential buildings. Stephen D. Haymes also owns interests in other Manhattan office properties, including the nearby 330 West 34th Street.

■	Escrows. On the origination date of the 5 Penn Plaza Loan Combination, the borrower funded a reserve of (i) $1,168,977 for real estate taxes, (ii) unfunded obligations of $3,069,378 for existing tenant improvements, leasing commissions and free rent related to TD Bank’s and Sirius XM Radio’s spaces, (iii) deferred maintenance of $1,306,250, (iv) $1,088,443 in a contingency reserve, which represents 31 days of interest due under the 5 Penn Plaza Loan documents, to be used to pay debt service and/or pay reserve account deposits on the 5 Penn Plaza Loan in the event of any late payment under the 5 Penn Plaza Loan documents, (v) $726,630 for gap rent related to TD Bank, as the tenant does not commence paying rent until June 2016 and (vi) $17,333,334 (the “Guaranty Collateral”) to be used solely for any amounts due from the guarantor under the recourse carveout guaranty and/or the environmental indemnity under the 5 Penn Plaza Loan documents (the “Guaranty Obligations”) prior to the enforcement of any judgment against the guarantor, provided that, (x) if the Mezzanine Lender obtains a judgment against the guarantor in connection with the 5 Penn Plaza Mezzanine Loan documents and the mortgage lender does not have any competing claim against the guarantor, the mortgage lender may make up to $7,333,333 of the Guaranty Collateral available to the Mezzanine Lender to satisfy the claim and (y) the Guaranty Collateral is not general collateral for the 5 Penn Plaza Loan but only collateral for the Guaranty Obligations.

On each due date, the borrower will be required to fund (i) one-twelfth of the taxes that the lender estimates will be payable over the then-succeeding 12-month period, which currently equates to $584,489, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the 5 Penn Plaza Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period and (iii) a replacement reserve in the amount of $10,839. During any period (A) commencing upon the debt service coverage ratio being less than 1.20x and (B) expiring upon the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters, the borrower will be obligated to make monthly deposits of $125,000 into a reserve for payments of future tenant improvements and leasing commissions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The 5 Penn Plaza Loan documents require a hard lockbox with springing cash management. The 5 Penn Plaza Loan documents require the borrower to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the 5 Penn Plaza Property be promptly deposited into such lockbox account following receipt. So long as a 5 Penn Plaza Trigger Period is not in effect, all funds in the lockbox account are required to be swept on each business day to the borrower’s operating account. During the continuance of a 5 Penn Plaza Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account, and applied to pay debt service and operating expenses of the 5 Penn Plaza Property, to fund required reserves in accordance with the 5 Penn Plaza Loan documents and, provided no event of default is continuing pursuant to the 5 Penn Plaza Loan documents, to fund mezzanine loan debt service. After the foregoing disbursements are made and so long as a 5 Penn Plaza Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the 5 Penn Plaza Loan, provided, however, that if a 5 Penn Plaza Trigger Period is continuing solely because a mezzanine loan event of default has occurred and is continuing or the Mezzanine Lender has provided the lender notice it is entitled to sums under the 5 Penn Plaza Loan documents, then all excess cash flow will be provided to the Mezzanine Lender to be held and applied pursuant to the terms of the 5 Penn Plaza Mezzanine Loan documents. During the continuance of an event of default under the 5 Penn Plaza Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 5 Penn Plaza Loan and/or toward the payment of expenses of the 5 Penn Plaza Property, in such order of priority as the lender may determine, provided, however, that until the lender (or its affiliates or nominees) takes title to the 5 Penn Plaza Property in connection with an exercise of remedies under the 5 Penn Plaza Loan documents or the receiver appointed in connection with the lender’s remedies under the 5 Penn Plaza Loan documents takes physical possession of and controls the 5 Penn Plaza Property, funds in the cash management account will be applied to the payment of taxes and insurance premiums as if no event of default were ongoing.

A “5 Penn Plaza Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the 5 Penn Plaza Loan documents and continuing until the same is cured, (ii) commencing on the date that the debt service coverage ratio as calculated under the 5 Penn Plaza Loan documents based on a trailing 12-month period is less than 1.10x and continuing until the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters or (iii) commencing upon the occurrence of the lender’s notice of a mezzanine event of default under the 5 Penn Plaza Loan documents and continuing until the same is cured. Notwithstanding the foregoing, no 5 Penn Plaza Trigger Period will be deemed to exist solely with respect to clause (ii) of this definition during any period that the Collateral Cure Conditions are satisfied.

“Collateral Cure Conditions” exist if the borrower: (i) deposits cash into an account with the lender or delivers to the lender a letter of credit which, in either case, serves as additional collateral for the 5 Penn Plaza Loan, in an amount equal to $2,600,000 (the “Collateral Deposit Amount”) and on each one-year anniversary date thereafter, the borrower deposits additional cash collateral in the amount of the Collateral Deposit Amount or increases the amount of the letter of credit (as applicable) by an amount equal to the Collateral Deposit Amount and (ii) provides evidence to the lender that the Mezzanine Borrower has deposited $400,000 with the Mezzanine Lender (in the form of cash or a letter of credit) as and when required by the 5 Penn Plaza Mezzanine Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Property Management. The 5 Penn Plaza Property is currently managed by CBRE, Inc. Under the 5 Penn Plaza Loan documents, the 5 Penn Plaza Property may not be managed by any party other than CBRE, Inc.; provided, however, that so long as no event of default under the 5 Penn Plaza Loan documents exists, the borrower can replace CBRE, Inc. with a property manager upon notice to the lender, provided that the replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon receipt of a rating agency confirmation) unless pre-approved as described below and the replacement manager meets certain criteria under the 5 Penn Plaza Loan documents. The lender has pre-approved each of (i) Newmark Grubb Knight Frank, (ii) Jones Lang LaSalle, (iii) Cushman & Wakefield, Inc., (iv) Colliers International and (v) Jeffrey Management Corporation provided that the applicable replacement property manager has not had a material adverse change in reputation or financial condition since the origination of the 5 Penn Plaza Loan. The lender has the right to (or to require that the borrower) terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists a 5 Penn Plaza Trigger Period, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Subordinate Indebtedness. Concurrently with the origination of the 5 Penn Plaza Loan, SM Core Credit Finance, LLC (the “Mezzanine Lender”) made a $40,000,000 mezzanine loan (the “5 Penn Plaza Mezzanine Loan”) to 461 Eighth Holdings LLC (the “Mezzanine Borrower”), a Delaware limited liability company, secured by a pledge of 100% of the Mezzanine Borrower’s equity interest in the borrower. The 5 Penn Plaza Mezzanine Loan carries an interest rate of 5.75000% per annum and is co-terminous with the 5 Penn Plaza Loan. The lender entered into an intercreditor agreement with the Mezzanine Lender.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy, with a deductible no greater than $50,000, that provides coverage for terrorism in an amount equal to the full replacement cost of the 5 Penn Plaza Property (plus eighteen months of rental loss and/or business interruption coverage with an additional period of indemnity covering the six months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, provided that terrorism coverage is commercially available, the borrower is required to carry terrorism insurance throughout the term of the 5 Penn Plaza Loan Combination, but the borrower is not required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the 5 Penn Plaza Loan documents (without giving effect to the cost of the terrorism component of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Hampshire Tower Apartments
7401 New Hampshire Avenue
Takoma Park, MD 20912
Baltimore
Columbia
Germantown
Olney
Gaithersburg
Poolesville
Darnestown
Rockville
Travilah
Potomac
Beltsville
Bowie
Crofton
Odenton
South Gate
Great Falls
Bethesda
College Park
Seabrook
Herndon
Reston
Tysons
Mitchellville
Chantilly
Washington, D.C.
Largo
Fairfax
Alexandria
Centreville
Burke
Springfield
Franconia
Clinton
Marlton
Manassas
Groveton
Newington
Fort Washington
Lorton
Accokeek
Woodbridge
Dale City
Waldorf
St. Charles
Potomac Heights
Indian Head
Dumfries
La Plata
Hughesville
Brookside Gardens
Martin Luther King Jr Park
Arcola Ave
Westfield Shoppingtown Wheaton
Kensington
US Food and Drug Administration
Point Branch Park
Sligo Creek Park
George Washington Cemetery
Metzerott Rd
Greenbelt
College Park
Berwyn Heights
University of Maryland Golf Course
Byrd Stadium
University of Maryland-College Park
Northwest Branch Park
Washington Adventist University
University Blvd E
Martins Additions
Takoma Park
College Park Airport
University Park
Rock Creek Park
The Mall At Prince Georges
East-West Hwy
Chevy Chase
Rock Creek Golf Course
Riverdale Park
Hyattsville
William HG Fitzgerald Tennis Center
Chillum Park
North Brentwood
Mt Rainier
Bladensburg
Cottage City
Catholic University of America
Colmar Manor
Prince George's Hospital Center
Smithsonian National Zoological Park
Trinity College
Children's National Medical Center
Howard University
Glenwood Cemetery
Langdon Park
US National Arboretum
Kenilworth Aquatic Gardens
Georgetown University
Gallaudet University
Verizon Center
Washington, D.C.
George Washington University
The White House
National Mall
United States Capitol
RFK Stadium
E Capitol St NE
Fort Myer
Arlington National Cemetery
Capitol Heights
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Takoma Park, Maryland	Cut-off Date Principal Balance	$22,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$101,851.85
Size (Units)	216	Percentage of Initial Pool Balance	3.2%
Total Occupancy as of 2/29/2016	99.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/29/2016	99.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1967 / 2006, 2015	Mortgage Rate	4.87000%
Appraised Value	$32,900,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60
Underwritten Revenues	$3,381,181
Underwritten Expenses	$1,499,290	Escrows
Underwritten Net Operating Income (NOI)	$1,881,890		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,827,890	Taxes	$165,311	$26,240
Cut-off Date LTV Ratio	66.9%	Insurance	$45,084	$3,578
Maturity Date LTV Ratio	61.5%	Replacement Reserves	$0	$4,500
DSCR Based on Underwritten NOI / NCF	1.35x / 1.31x	Deferred Maintenance	$3,406	$0
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.3%	Other(1)	$210,722	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$22,000,000	99.8%	Loan Payoff	$14,978,471	67.9%
Other Sources	50,000	0.2	Principal Equity Distribution	6,288,193	28.5
			Reserves	424,523	1.9
			Closing Costs	358,813	1.6

Total Sources	$22,050,000	100.0%	Total Uses	$22,050,000	100.0%

(1)	Other Upfront reserves represent a $210,722 rent subsidy reserve. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Hampshire Tower Apartments Loan”) is evidenced by a note in the original principal amount of $22,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 216-unit multifamily complex located in Takoma Park, Maryland (the “Hampshire Tower Apartments Property”). The Hampshire Tower Apartments Loan was originated by Rialto Mortgage Finance, LLC on January 12, 2016. The Hampshire Tower Apartments Loan has an outstanding principal balance as of the Cut-off Date of $22,000,000 which represents approximately 3.2% of the Initial Pool Balance, and accrues interest at an interest rate of 4.87000% per annum. The proceeds of the Hampshire Tower Apartments Loan were primarily used to refinance the existing debt on the Hampshire Tower Apartments Property, pay loan origination costs, fund upfront reserves and return equity to the borrower sponsor.

The Hampshire Tower Apartments Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Hampshire Tower Apartments Loan requires payments of interest only for the initial 60 months, followed by monthly payments of principal and interest sufficient to amortize the Hampshire Tower Apartments Loan over a 30-year amortization schedule. The scheduled maturity date of the Hampshire Tower Apartments Loan is the due date in February 2026. Voluntary prepayment of the Hampshire Tower Apartments Loan is permitted after the due date in November 2025. Provided no event of default under the Hampshire Tower Apartments Loan has occurred and is continuing, at any time after the second anniversary of the Closing Date, the Hampshire Tower Apartments Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Hampshire Tower Apartments Loan documents.

■	The Mortgaged Property. The Hampshire Tower Apartments Property is a 216-unit, 11-story high-rise multifamily building situated on approximately 5.14 acres and located in Takoma Park, Maryland. The Hampshire Tower Apartments Property is located approximately seven miles northeast of the Washington D.C. central business district. The Hampshire Tower Apartments Property was built in 1967 and features 30 studio units, 52 one-bedroom units, 114 two-bedroom units and 20 three-bedroom units. Studio units have two floor plans ranging from 450 to 505 SF, one-bedroom/one-bathroom units have three floor plans ranging from 740 to 900 SF, two-bedroom/one-bathroom units are 990 SF, two-bedroom/two-bathroom units are 1,119 SF and three-bedroom/two-bathroom units are 1,278 SF. Community amenities consist of a controlled-access lobby, community center and party rooms, laundry facilities on each floor, garage parking, central air, outdoor pool with pool house, children’s splash park, playground, tennis courts, grill areas, upper sitting areas, and 244 security cameras throughout the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Hampshire Tower Apartments Property. The Hampshire Tower Apartments Property is an all utilities included community. Unit amenities include standard kitchen appliances such as a refrigerator, gas range/oven, garbage disposal and dishwasher (except studios) and tile floors. All units either have a balcony or patio. The Hampshire Tower Apartments Property contains 189 surface parking spaces and 62 garage spaces for a total of 251 parking spaces, reflecting an overall parking ratio of 1.2 spaces per unit. As of February 29, 2016, Total Occupancy and Owned Occupancy were both 99.1%.

The City of Takoma Park adopted a rent stabilization law in 1981 under which all individual condominium units and multi-family rental properties within the city are subject. Under this law, rental rate increases are limited to the rent stabilization allowance published annually by the city effective July 1. Landlords with tenants receiving rental assistance (i.e. Section 8 Housing Choice Voucher program), and those who provide affordable housing to low and moderate income households under contract with a governmental agency such as the State of Maryland, may apply to the city for an exemption from rent stabilization. Newly constructed multi-family rental facilities are also eligible for an exemption.

Prior to 2008, the Hampshire Tower Apartments Property and an adjacent multifamily building were under common ownership. In 2008, the ownership converted the adjacent building into a residential condominium and created a land condominium with two units, the Hampshire Tower Apartments Property and the adjacent residential condominium building to apportion rights and responsibilities regarding the shared swimming pool and tennis court. Each unit owner has a voting right with respect to the land condominium. Because of this, the Hampshire Tower Apartments Property is a unit of Hampshire Towers Land Condominium, which is comprised of the two adjacent properties. During this process, the Hampshire Tower Apartments Property obtained an exemption to Takoma Park’s rent stabilization law for 20 years beginning in September 2008, through a rental agreement with Montgomery County Department of Housing. Under the terms of this agreement, the Hampshire Tower Apartments Property is required to lease at least 30 units to Very Low Income Tenants across an agreed-upon mix of unit types. Very Low Income Tenants are tenants with income that is at or below forty percent (40%) of the adjusted area median income (“AMI”). Rents for these tenants must not exceed 30% of 40% of the adjusted AMI. In addition, there were other restrictions on the rest of the tenants.

In January 2015, the borrower executed a revised rental agreement with Montgomery County Department of Housing expiring in 2028. The rental agreement became effective at the close of the borrower’s purchase in March 2015. In October 2015, the borrower negotiated an amendment which allows for higher rent increases on Remaining Tenants (defined below). The rental agreement and subsequent amendment stipulate the following unit designations:

“Very Low Income Units”: Thirty units must be allocated to Very Low Income Units and the owners must undertake a good faith effort to cause the make-up of the Very Low Income Units to be as follows: 10% efficiency units, 28% one bedroom units, 52% two bedroom units and 10% three bedroom units. Rents payable for these units must not exceed 30% of 40% adjusted AMI. Twenty-four of these 30 required units are covered in Relocated Tenants and Special Tenants (each as defined below).

“Qualified Tenants”: Tenants who (i) occupied the Hampshire Tower Apartments Property prior to December 19, 2008, and (ii) have provided annually, since 2008, complete, accurate and timely income verification documents. The rental rate for any unit occupied by a Qualified Tenant must not exceed the lesser of (i) the Rent Cap (defined as 30% of the Qualified Tenant’s total household income), or (ii) the Market Rate (defined as 30% of 60% of the adjusted AMI until 2020, and 30% of 80% of the adjusted AMI thereafter). The rights of Qualified Tenants are not assignable or otherwise transferable. There are four units on the February 29, 2016 rent roll that are designated as Qualified Tenant units.

“Relocated Tenants”: Tenants who were relocated from the adjacent property (that was converted to a residential condominium). The rental rate for Relocated Tenants will not be increased in any calendar year by more than the percentage increase of CPI, but must provide income verification annually. Relocated Tenants are entitled to a tenancy for such tenant’s lifetime and will have the right to terminate his/her lease upon 30 days

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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written notice to the landlord. There are 14 units on the February 29, 2016 rent roll that are designated as Relocated Tenant units.

“Special Tenants”: Certain tenants of the Hampshire Tower Apartments Property who have received annual rent increases based on CPI although their respective leases do not limit rent increases to CPI. The rental rate for Special Tenants whose household income does not exceed 80% of the adjusted AMI must not be increased in any calendar year by more than the CPI. Special Tenants are entitled to tenancy for such tenant’s lifetime and have the right to terminate his/her lease upon 30 days written notice to the landlord. The rights of the Special Tenants are not assignable or transferable. There are 18 units on the February 29, 2016 rent roll that are designated as Special Tenants.

“Remaining Tenants”: (Per the October 2015 Amendment) Tenants who do not qualify, or fail to re-qualify, as Relocated Tenants, Special Tenants, Qualified Tenants or Very Low Income Tenants will not be responsible for paying more than a rental rate equal to the rental rate in their respective leases in effect on September 30, 2015, plus up to a 15% increase annually. The rents on the Remaining Tenants are still capped at the Market Rent which is defined as 30% of 60% of the adjusted AMI for until 2020, and 30% of 80% of the adjusted AMI for the remaining term.

The landlord is not permitted to lease any unit in the Hampshire Tower Apartments Property for a rental rate in excess of the Market Rent which is defined as 30% of 60% of the adjusted AMI until 2020 and 30% of 80% of the adjusted AMI for the remaining term. As of March 2015, the AMI per Montgomery County is $109,200. Per Montgomery County, the Market Rate based on 30% of 60% of adjusted AMI is $1,229 for a one-bedroom unit, $1,474 for a two-bedroom unit, and $1,704 for a three-bedroom unit.

As part of an October 2015 amendment to the rental agreement, Montgomery County agreed to provide a rental subsidy to the borrower for the Remaining Tenants in the aggregate amount of $276,930 during the three year period from September 2015 to 2018. The rental subsidy is defined as the difference between the current Market Rate (as defined in the rental agreement) for the Remaining Tenant units and the current rent being paid by the tenant. On October 1, 2015, the borrower increased the rents on the Remaining Units by 15%. There are currently 171 units at the Hampshire Tower Apartments Property that are designated as Remaining Tenants. Of those 171 units, the borrower is receiving a rent subsidy for 86 units for a total of $16,522 per month which is being applied to rental collections each month. As a result of the rent increase on October 1, 2015, plus the $16,522 in monthly rent subsidy, monthly rental collections increased from $226,356 in September 2015 to $257,861 in October 2015. The entire $276,930 subsidy was paid upfront to the borrower. The remaining unapplied $210,722 subsidy was escrowed at the Hampshire Tower Apartments Loan closing and will be released on a monthly basis through September 2018 in amounts specified in the loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the units and rent at the Hampshire Tower Apartments Property:

Unit Mix(1)

Unit Type	Occupied Units	Vacant Units	Total Units	% of Total Units	Average SF per Unit	Monthly Market Rent per Unit(2)	Yearly Market Rent (2)	Monthly Actual Rent per Unit	Yearly Actual Rent
Studio-Small	9	1	10	4.6%	450	$950	$102,600	$861	$93,018
Studio-Large	20	0	20	9.3	505	1,000	240,000	949	227,700
1 Bedroom /1 Bath - Small	10	0	10	4.6	740	1,100	132,000	1,088	130,560
1 Bedroom /1 Bath - Med	22	0	22	10.2	837	1,200	316,800	1,103	291,162
1 Bedroom /1 Bath - Large	20	0	20	9.3	900	1,229	294,960	1,123	269,556
2 Bedroom /1 Bath	22	1	23	10.6	990	1,374	362,736	1,271	335,532
2 Bedroom /2 Bath	91	0	91	42.1	1,119	1,474	1,609,608	1,354	1,478,980
3 Bedroom /2 Bath	20	0	20	9.3	1,278	1,704	408,960	1,646	395,108
Total / Wtd. Avg.	214	2	216	100.0%	966	$1,349	$3,467,664	$1,255	$3,221,616

(1)	As provided by the borrower per the February 29, 2016 rent roll.

(2)	Source: Appraisal

The following table presents certain information relating to historical leasing at the Hampshire Tower Apartments Property:

Historical Leased %(1)

	October 2011(2)	2012(2)	2013(2)	October 2014(2)	As of 2/29/2016
Owned Space	98.1%	99.5%	100.0%	100.0%	99.1%

(1)	As provided by the borrower.

(2)	Occupancy is based on 211 units. Five units were added to the property in 2015.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Hampshire Tower Apartments Property:

Cash Flow Analysis(1)

	T-11 2/29/2016 Annualized	Underwritten	Underwritten $ per Unit
Base Rent	$2,953,781	$3,221,616	$14,915
Gross Up Vacancy	0	27,888	129
Gross Potential Rent	$2,953,781	$3,249,504	$15,044
Vacancy, Credit Loss & Concessions	(63,624)	(161,118)	(746)
Total Rent Revenue	$2,890,157	$3,088,387	$14,298
Other Revenue(2)	259,835	292,794	1,356
Effective Gross Income	$3,149,993	$3,381,181	$15,654

Total Operating Expenses	$1,406,513	$1,499,290	$6,941

Net Operating Income	$1,743,480	$1,881,890	$8,712
Replacement Reserves	0	54,000	250
Net Cash Flow	$1,743,480	$1,827,890	$8,462

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes parking, late fees, application fees, laundry and vending income, forfeited security deposits, termination fees, miscellaneous revenues, bad check charges and antenna income.

■	Appraisal. According to the appraisal, the Hampshire Tower Apartments Property had an “as-is” appraised value of $32,900,000 as of an effective date of November 20, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Environmental Matters. According to a Phase I environmental report, dated December 2, 2015, there are no recommendations for further action at the Hampshire Tower Apartments Property other than a recommendation for an asbestos and lead-based paint operations and maintenance (O&M) plan.

■	Market Overview and Competition. The Hampshire Tower Apartments Property is located in Takoma Park, Maryland, approximately seven miles northeast of the Washington D.C. central business district, and is within the Washington-Arlington-Alexandria, DC-VA-MD-WV metropolitan statistical area. The city of Takoma Park is approximately is 2.4 square miles and is largely residential and offers a mix of small to large apartment buildings, a large historic district, two major commercial districts, numerous parks and walkable neighborhoods. Primary regional access to the neighborhood is provided by New Hampshire Avenue, a north/south primary thoroughfare that connects to the I-475 Loop to the north and downtown Washington, DC to the south. I-475 (2.6 miles north) encircles the Washington, DC metro area and connects to a network of freeways providing access throughout the area and the greater eastern seaboard. Approximately two miles southwest of the Hampshire Tower Apartments Property is the nearest MetroRail station, Takoma Park, providing access to downtown Washington, DC. The Hampshire Tower Apartments Property is situated approximately 3.0 miles east of Highway 29, which travels north/south and offers direct access into the Washington, DC central business district.

The 2015 estimated population within a one, three, and five-mile radius of the Hampshire Tower Apartments Property is 40,898, 266,446, and 603,095, respectively. The 2015 average household income within a one, three, and five-mile radius is $76,818, $86,285, and $97,696, respectively. The Hampshire Tower Apartments Property is within close proximity to the University of Maryland, the Capital Beltway, the Redline Metro, as well as a variety of shopping, dining, and entertainment opportunities.

The following table presents certain information relating to the primary competition for the Hampshire Tower Apartments Property:

Competitive Set(1)

	Hampshire Tower Apartments	Suburban Hill	Bedford Towers	Maple View	Park Ritche	Takoma Landing
Location	Takoma Park	Silver Spring	Takoma Park	Takoma Park	Takoma Park	Takoma Park
Year Built	1967	1960	1968	1963	1968	1964
Occupancy	99.5%	93.0%	94.0%	96.0%	99.0%	95.0%
No. of Units	216	158	468	120	189	222
Distance	-	1.1 miles	0.9 miles	0.9 miles	1.0 mile	0.7 miles

(1)	Source: Appraisal.

■	The Borrower. The borrower is Orlo Takoma, LLC, a single-purpose, single-asset entity. The non-recourse carve-out guarantor under the Hampshire Tower Apartments Loan is Aaron Orlofsky.

■	Escrows. On the origination date of the Hampshire Tower Apartments Loan, the borrower funded escrow reserves of $165,311 with respect to real estate taxes, $45,084 with respect to insurance, $3,406 with respect to deferred maintenance and a $210,722 rent subsidy reserve.

On each due date, the borrower is required to fund the following reserves with respect to the Hampshire Tower Apartments Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period; and (iii) a replacement reserve in an amount equal to $4,500.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The Hampshire Tower Apartments Loan requires a springing lockbox and a springing cash management, which will be established upon written notification from the lender to the lockbox bank. Upon the occurrence of a Cash Management Trigger Event (as defined below), the loan documents require the borrower to deposit or cause to be deposited all revenue generated by the Hampshire Tower Apartments Property into the lockbox account and to set up the cash management account for the sole and exclusive benefit of the lender. Following the occurrence of a Cash Management Trigger Event, the funds on deposit in the lockbox account are required to be transferred within one business day to the cash management account. On each due date after the occurrence of a Cash Management Trigger Event, the related loan documents require that all amounts on deposit in the lockbox account be applied in the following order of priority: (i) real estate taxes; (ii) insurance; (iii) fees and expenses of the cash management bank in accordance with the cash management agreement; (iv) monthly debt service payment; (v) monthly replacement reserves; (vi) funds sufficient to pay any interest accruing at the default rate with respect to any event of default that has occurred; (vii) funds sufficient to be applied to the operating expenses set forth in the annual operating budget; (viii) funds sufficient to pay for extraordinary or other operating expenses; and (ix) all excess cash flow will be applied to the excess cash flow account.

A “Cash Management Trigger Event” means the occurrence of (i) an event of default; and/or (ii) any bankruptcy action of the borrower, guarantor or property manager.

■	Property Management. The Hampshire Tower Apartments Property is currently managed by AJO Realty, LLC, an affiliate of the borrower, pursuant to a management agreement. The Hampshire Tower Apartments Loan documents provide that the borrower may terminate the property manager or consent to the assignment of the property manager’s rights under the management agreement upon lender’s consent, in each case, to the extent that (i) an event of default under the Hampshire Tower Apartments Loan documents has occurred and is continuing; (ii) the property manager is in default under the management agreement beyond any applicable notice and cure period; (iii) the property manager becomes insolvent or a debtor in any bankruptcy action; (iv) at any time the property manager has engaged in negligence, fraud, willful misconduct or misappropriation of funds; and/or (v) at any time the debt service coverage ratio (based on the trailing 12-month period immediately preceding the date of such determination) is less than 1.00x.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Hampshire Tower Apartments Property, plus 18 months of business interruption coverage as calculated under the Hampshire Tower Apartments Loan documents (with an additional extended period of indemnity as reasonably required by the lender) in an amount equal to 100% of the projected gross income from the Hampshire Tower Apartments Property (on an actual loss sustained basis) for a period continuing until the restoration of the Hampshire Tower Apartments Property is completed and containing an extended period endorsement which provides for up to 12 months of additional coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Chandler, Arizona	Cut-off Date Principal Balance(4)		$20,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$177.59
Size (SF)	523,673	Percentage of Initial Pool Balance		2.9%
Total Occupancy as of 12/1/2015(1)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/1/2015(1)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2009-2014 / NAP	Mortgage Rate		4.92000%
Appraised Value	$140,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$12,323,925	Borrower Sponsors(5)	David Allred, Allred Family Revocable Trust Dated April 1, 1998 and the Douglas Allred Family Investments, LLC
Underwritten Expenses	$2,954,962	Escrows
Underwritten Net Operating Income (NOI)	$9,368,963		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,544,373	Taxes	$587,243	$117,449
Cut-off Date LTV Ratio(2)	66.4%	Insurance	$102,602	$11,400
Maturity Date LTV Ratio(2)(3)	56.1%	Replacement Reserves	$0	$8,728
DSCR Based on Underwritten NOI / NCF(2)	1.58x / 1.44x	TI/LC(6)	$500,000	$43,640
Debt Yield Based on Underwritten NOI / NCF(2)	10.1% / 9.2%	Other(7)	$7,618,460	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$93,000,000	99.9%	Loan Payoff	$64,124,118	68.9%
Other Sources	85,000	0.1	Principal Equity Distribution	19,145,950	20.6
			Reserves	8,808,305	9.5
			Closing Costs	1,006,627	1.1

Total Sources	$93,085,000	100.0%	Total Uses	$93,085,000	100.0%

(1)	Total Occupancy and Owned Occupancy as of December 1, 2015 includes Infusion Software’s lease for 100,622 SF which has a lease start date of January 1, 2017. The tenant has executed a lease but does not take occupancy or commence paying rent until January 1, 2017. In connection with the origination of the Park Place Loan, CGMRC required a reserve of $2,217,788 for gap rent related to Infusion Software.

(2)	Calculated based on the aggregate original principal balance of the Park Place Loan Combination.

(3)	The Maturity Date LTV Ratio is calculated based on the “as stabilized” appraised value of $146,500,000 as of January 1, 2017. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $140,000,000 is 58.7%.

(4)	The Cut-off Date Principal Balance of $20,000,000 is evidenced by the non-controlling note A-2-1, which is part of a $93,000,000 loan combination evidenced by three pari passu notes. The pari passu companion loan evidenced by the controlling note A-1 with a principal balance of $50,000,000 as of the Cut-off Date was contributed to the CGCMT 2016-GC36 securitization transaction and the non-controlling note A-2-2 with a principal balance of $23,000,000 as of the Cut-off Date is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to one or more future securitization transactions.

(5)	David Allred, Allred Family Revocable Trust Dated April 1, 1998 and the Douglas Allred Family Investments, LLC are the non-recourse carveout guarantors.

(6)	The TI/LC reserve is capped at $2,094,692.

(7)	Other upfront reserves represent reserves for unfunded landlord obligations including tenant improvements and free rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

128

PARK PLACE

The following table presents certain information relating to the major tenants at the Park Place Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Infusion Software(1)	NR / NR / NR	261,591	50.0%	$5,174,507	44.2%	$19.78	Various(2)	1, 10-year option
Healthways, Inc	NR / NR / NR	92,109	17.6	2,781,265	23.8	30.20	4/30/2020	2, 5-year options
Education Management	NR / NR / NR	100,885	19.3	1,902,703	16.3	18.86	1/31/2022	2, 5-year options
Insys Therapeutics, Inc.	NR / NR / NR	34,945	6.7	944,563	8.1	27.03	6/30/2021	2, 5-year options
Infineon Technologies	NR / NR / NR	25,941	5.0	695,219	5.9	26.80	5/31/2019	2, 5-year options
League for Innovation(3)	NR / NR / NR	8,202	1.6	205,050	1.8	25.00	2/28/2022	NA
Largest Tenants		523,673	100.0%	$11,703,307	100.0%	$22.35
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		523,673	100.0%	$11,703,307	100.0%	$22.35

(1)	Infusion Software recently executed a lease to expand its space by 100,622 SF at an annual base rent of $1,760,885 that commences on January 1, 2017. As such, Infusion Software is currently paying an aggregate annual base rent of $3,413,622 for 160,969 SF and is expected to be paying an aggregate annual base rent of $5,174,507 commencing on January 1, 2017.

(2)	Infusion Software has expanded its space two times since January 2013 and is subject to three separate leases: (i) the first lease commenced in 2013, expires on September 30, 2021 and is for 92,102 SF at an annual base rent of $2,008,736 ($21.81 per SF); (ii) the second lease commenced in 2014, expires on September 30, 2021 and is for 68,867 SF at an annual base rent of $1,404,887 ($20.40 per SF); and (iii) the third lease was executed on June 9, 2015 and requires annual base rent of $1,760,885 ($17.50 per SF) for 100,622 SF that commences on January 1, 2017 and expires December 31, 2024.

(3)	League for Innovation has a termination option effective February 28, 2019 with six months’ notice and payment of unamortized tenant allowance and broker’s commissions according to the lease.

The following table presents certain information relating to the lease rollover schedule for the Park Place Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(2)
2016	0	0.0%	0.0%	$0	0.0%	$0.0	0
2017	0	0.0	0.0%	0	0.0	0.0	0
2018	0	0.0	0.0%	0	0.0	0.0	0
2019	25,941	5.0	5.0%	695,219	5.9	26.80	1
2020	92,109	17.6	22.6%	2,781,265	23.8	30.20	1
2021	195,914	37.4	60.0%	4,358,186	37.2	22.25	2
2022	109,087	20.8	80.8%	2,107,753	18.0	19.32	2
2023	0	0.0	80.8%	0	0.0	0.00	0
2024	100,622	19.2	100.0%	1,760,885	15.0	17.50	1
2025	0	0.0	100.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	523,673	100.0%		$11,703,307	100.0%	$22.35	7

(1)	Calculated based on approximate square footage by each Owned Tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and which are not reflected in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the Park Place Property:

Historical Leased %(1)

	2012	2013	2014	As of 12/1/2015(2)
Owned Space	86.7%	90.1%	100.0%	100.0%

(1)	As provided by the borrower.

(2)	Total Occupancy and Owned Occupancy as of December 1, 2015 includes Infusion Software’s lease for 100,622 SF which has a lease start date of January 1, 2017. The tenant has executed a lease but does not take occupancy or commence paying rent until January 1, 2017. In connection with the origination of the Park Place Loan, CGMRC required a reserve of $2,217,788 for gap rent related to Infusion Software.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

129

PARK PLACE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Park Place Property:

Cash Flow Analysis(1)

	2012(2)	2013(2)	2014(2)	TTM 9/30/2015(2)	Underwritten	Underwritten $ per SF
Base Rent(3)	$3,576,700	$5,534,685	$6,877,219	$8,659,536	$11,390,303	$21.75
Contractual Rent Steps	0	0	0	0	313,004	0.60
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$3,576,700	$5,534,685	$6,877,219	$8,659,536	$11,703,307	$22.35
Total Reimbursables	44,679	533,853	631,099	997,770	1,391,645	2.66
Parking	11,980	115,545	138,420	138,420	145,620	0.28
Vacancy & Credit Loss	0	0	0	0	(916,647)	(1.75)
Effective Gross Income	$3,633,359	$6,184,083	$7,646,738	$9,795,726	$12,323,925	$23.53

Real Estate Taxes	$436,518	$679,674	$669,930	$829,804	$1,132,350	$2.16
Insurance	65,137	97,024	101,094	117,854	130,288	0.25
Management Fee	109,001	185,522	229,402	293,872	369,718	0.71
Repairs & Maintenance	336,222	458,210	581,159	597,925	721,091	1.38
Utilities	214,669	242,007	264,522	295,174	325,746	0.62
Contract Services	51,020	52,174	49,335	53,996	47,118	0.09
General & Administrative	0	0	40	534	5,000	0.01
Other Operating Expenses	292,479	296,656	297,578	297,623	223,652	0.43
Total Operating Expenses	$1,505,046	$2,011,268	$2,193,060	$2,486,782	$2,954,962	$5.64

Net Operating Income(2)	$2,128,313	$4,172,815	$5,453,678	$7,308,944	$9,368,963	$17.89
TI/LC	0	0	0	0	719,855	1.37
Replacement Reserve	0	0	0	0	104,735	0.20
Net Cash Flow	$2,128,313	$4,172,815	$5,453,678	$7,308,944	$8,544,373	$16.32

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were are not considered for the underwritten cash flow.

(2)	The annual increase in the Base Rent since 2012 and the increase in Underwritten Net Operating Income are primarily attributed to the expansion and lease-up of the Park Place Property. The Park Place Property is comprised of six buildings that were built in phases between 2009 and 2014. Three buildings totaling 262,082 SF were built in 2009, one building totaling 92,102 SF was built in 2012, one building totaling 68,867 SF was built in 2013 and one building totaling 100,622 was built in 2014. As such, the net rentable area of the Park Place Property was 262,082 SF through 2011 (after construction of the 92,102 SF building), 354,184 SF in 2012 (after construction), 423,051 SF in 2013 and 523,673 SF in 2014.

(3)	Underwritten Base Rent includes $1,760,855 of rental income that does not commence until January 1, 2017 attributable to 100,622 SF of expansion space leased to Infusion Software. The lease for the expansion space was executed on June 9, 2015. $2,217,788 was reserved for gap rent associated with the Infusion Software expansion lease. $5,246,634 was reserved for unfunded tenant improvements and leasing commissions associated with the Infusion Software expansion lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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131

MCCALLUM COURTS AND MCCALLUM GLEN

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance		$19,143,750
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$45,689.14
Size (Units)	419	Percentage of Initial Pool Balance		2.8%
Total TTM Occupancy as of 10/5/2015	99.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/5/2015	99.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / 2014	Mortgage Rate		4.79000%
Appraised Value	$25,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	60
		Borrower Sponsors(1)	Chad A. Doty, Daniel R. Chamberlain, Andrew C. McClellan, Brady J. McClellan and William C. Mara

Underwritten Revenues	$3,578,423
Underwritten Expenses	$1,702,802
Underwritten Net Operating Income (NOI)	$1,875,621	Escrows
Underwritten Net Cash Flow (NCF)	$1,749,921		Upfront	Monthly
Cut-off Date LTV Ratio	74.5%	Taxes	$65,239	$32,619
Maturity Date LTV Ratio	68.5%	Insurance	$18,287	$9,143
DSCR Based on Underwritten NOI / NCF	1.56x / 1.45x	Replacement Reserves	$0	$9,833
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.1%	Deferred Maintenance	$21,875	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$19,143,750	71.8%	Purchase Price	$25,525,000	95.7%
Principal’s New Cash Contribution	7,019,060	26.3	Closing Costs	1,037,415	3.9
Other Sources	505,005	1.9	Reserves	105,400	0.4

Total Sources	$26,667,815	100.0%	Total Uses	$26,667,815	100.0%

(1)	Chad A. Doty, Daniel R. Chamberlain, Andrew C. McClellan, Brady J. McClellan and William C. Mara are the non-recourse carveout guarantors under the McCallum Courts and McCallum Glen Loan.

The following table presents certain information relating to the McCallum Courts and McCallum Glen Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount(1)	Total Units	Occupancy(2)	Year Built / Renovated	Appraised Value	UW NCF
McCallum Glen	Dallas	TX	$12,318,750	275	99.6%	1985 / 2014	$16,650,000	$1,115,114
McCallum Courts	Dallas	TX	6,825,000	144	98.6%	1983 / 2014	9,050,000	634,808
Total / Wtd. Avg.			$19,143,750	419	99.3%		$25,700,000	$1,749,921

(1)	The McCallum Courts and McCallum Glen Loan documents permit the release of an individual property upon the satisfaction of certain conditions with partial defeasance or payment of yield maintenance of the greater of (a) 115% of the allocated loan amount with respect to such individual property and (b) 90% of the net sales proceeds applicable to such individual property, provided that clause (b) does not apply in the event the debt yield with respect to the remaining individual property following the release is at least 12%.
(2)	Occupancy as of October 5, 2015.

The following table presents certain information relating to historical leasing at the McCallum Courts and McCallum Glen Properties:

Historical Leased %(1)

	2014	As of 10/5/2015
Owned Space	96.4%	99.3%

(1)	As provided by the borrowers and which reflects occupancy as of December 31 for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

132

MCCALLUM COURTS AND MCCALLUM GLEN

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the McCallum Courts and McCallum Glen Properties:

Cash Flow Analysis(1)

	2014	TTM 9/30/2015	Underwritten	Underwritten $ per Unit
Base Rent	$2,980,800	$3,127,470	$3,500,848	$8,355
Gross Up Vacancy	0	0	26,340	63
Total Rent	$2,980,800	$3,127,470	$3,527,188	$8,418
Total Reimbursables	0	0	0	0
Other Income(2)	442,709	462,158	462,158	1,103
Vacancy & Credit Loss	(6,300)	(11,205)	(410,923)	(981)
Effective Gross Income	$3,417,210	$3,578,424	$3,578,423	$8,540

Real Estate Taxes	$359,517	$239,529	$372,793	$890
Insurance	97,705	5,657	104,495	249
Payroll & Benefits	328,916	269,580	328,622	784
Repairs & Maintenance	148,158	286,678	295,755	706
Utilities	349,777	331,600	333,366	796
Management Fee	102,516	107,353	107,353	256
Other Operating Expenses	177,209	160,418	160,418	383
Total Operating Expenses	$1,563,797	$1,400,814	$1,702,802	$4,064

Net Operating Income	$1,853,412	$2,177,610	$1,875,621	$4,476
TI/LC	0	0	0	0
Replacement Reserves	0	0	125,700	300
Net Cash Flow	$1,853,412	$2,177,610	$1,749,921	$4,176

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were not considered for the underwritten cash flow.
(2)	Other Income includes contract services, general & administrative and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

133

Arbors at turnberry

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		KGS
Location (City/State)	Pickerington, Ohio	Cut-off Date Principal Balance		$18,700,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$100,000.00
Size (Units)	187	Percentage of Initial Pool Balance		2.7%
Total Occupancy as of 12/18/2015	97.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/18/2015	97.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	2009 / 2012	Mortgage Rate		5.66000%
Appraised Value	$24,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
		Borrower Sponsors(1)	Rod E. Wilt, Brian G. Uffelman and Lisa M. Boyd
Underwritten Revenues	$2,510,008
Underwritten Expenses	$845,977	Escrows
Underwritten Net Operating Income (NOI)	$1,664,031		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,624,948	Taxes	$87,408	$29,136
Cut-off Date LTV Ratio	75.1%	Insurance	$9,005	$4,502
Maturity Date LTV Ratio	69.9%	Replacement Reserves	$0	$3,257
DSCR Based on Underwritten NOI / NCF	1.28x / 1.25x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.9% / 8.7%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$18,700,000	80.1%	Purchase Price	$22,000,000	94.2%
Principal’s New Cash Contribution	4,654,275	19.9	Closing Costs	1,257,862	5.4
			Reserves	96,413	0.4
Total Sources	$23,354,275	100.0%	Total Uses	$23,354,275	100.0%

(1)	Rod E. Wilt, Brian G. Uffelman and Lisa M. Boyd are the non-recourse carveout guarantors under the Arbors at Turnberry Loan.

The following table presents certain information relating to the units and rent at the Arbors at Turnberry Property:

Unit Mix(1)

Unit Type	Occupied Units	Vacant Units	Total Units	Average SF per Unit	Monthly Market Rent per Unit(2)	Annual Market Rent(2)	Monthly Actual Rent per Unit	Underwritten Annual Rent
2 bedroom /2 bath	12	0	12	1,197	$975	$140,400	$919	$133,056
2 bedroom /2.5 bath	55	1	56	1,206	1,000	672,000	938	623,040
3 bedroom /2.5 bath	48	2	50	1,568	1,250	750,000	1,218	705,600
3 bedroom /2.5 bath	22	0	22	1,347	1,150	303,600	1,120	296,736
3 bedroom /2.5 bath	45	2	47	1,363	1,150	648,600	1,117	606,960
Total / Avg.	182	5	187	1,358	$1,121	$2,514,600	$1,078	$2,365,392

(1)	As provided by the borrower per the December 18, 2015 rent roll.
(2)	Source: Appraisal

The following table presents certain information relating to historical leasing at the Arbors at Turnberry Property:

Historical Leased %(1)

	2012	2013	2014	As of 12/18/2015
Owned Space	97.3%	97.2%	96.7%	97.3%

(1)	As provided by the borrower and reflects average occupancy for the indicated year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

134

Arbors at turnberry

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Arbors at Turnberry Property:

Cash Flow Analysis(1)

	2013	2014	TTM 7/30/2015	T-6 Annualized 7/30/2015	Underwritten	Underwritten $ per Unit
Base Rent	$2,370,272	$2,421,280	$2,433,098	$2,432,488	$2,365,392	$12,649
Gross Up Vacancy	0	0	0	0	67,706	362
Gross Potential Rent	$2,370,272	$2,421,280	$2,433,098	$2,432,488	$2,433,098	$13,011
Vacancy, Credit Loss & Concessions	(95,014)	(121,076)	(99,760)	(84,398)	(122,017)	(652)
Total Rent	$2,275,258	$2,300,204	$2,333,338	$2,348,090	$2,311,081	$12,359
Other Revenue (2)	163,501	205,380	192,848	199,819	198,927	1,064
Effective Gross Income	$2,438,759	$2,505,584	$2,526,186	$2,547,909	$2,510,008	$13,423

Total Operating Expenses	$692,712	$821,192	$849,819	$836,879	$845,977	$4,524

Net Operating Income	$1,746,047	$1,684,392	$1,676,368	$1,711,030	$1,664,031	$8,899
Replacement Reserves	6,908	34,748	0	0	39,083	209
Net Cash Flow	$1,739,139	$1,649,644	$1,676,368	$1,711,030	$1,624,948	$8,690

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Other Revenue includes utility reimbursement, laundry and vending income, pets, damage and cleaning and other miscellaneous sources.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

135

deerfield plaza

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF
Location (City/State)	Orlando, Florida	Cut-off Date Principal Balance		$18,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$169.34
Size (SF)	106,292	Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 2/29/2016	93.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/29/2016	93.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	2003 / NAP	Mortgage Rate		5.04000%
Appraised Value	$26,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		48
Underwritten Revenues	$2,297,548	Borrower Sponsors(1)	Thomas Joseph Delahanty, Jr. and Yacob Blatt a/k/a Jacob Blatt
Underwritten Expenses	$487,242	Escrows
Underwritten Net Operating Income (NOI)	$1,810,305		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,741,215	Taxes	$39,255	$18,693
Cut-off Date LTV Ratio	67.7%	Insurance	$95,563	$6,501
Maturity Date LTV Ratio	61.2%	Replacement Reserves(2)	$0	$1,329
DSCR Based on Underwritten NOI / NCF	1.55x / 1.49x	TI/LC(3)	$250,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.7%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	99.8%	Loan Payoff	$12,228,876	67.8%
Other Sources	45,000	0.2	Principal Equity Distribution	5,154,548	28.6
			Reserves	384,818	2.1
			Closing Costs	276,758	1.5
Total Sources	$18,045,000	100.0%	Total Uses	$18,045,000	100.0%

(1)	Thomas Joseph Delahanty, Jr. and Yacob Blatt a/k/a Jacob Blatt are the non-recourse carveout guarantors under the Deerfield Plaza mortgage loan.

(2)	The Replacement Reserves are subject to a cap of $200,000.

(3)	The TI/LC reserves are capped at $250,000. If at any time after closing, the TI/LC reserves fall below $250,000, the borrower is required to make monthly deposits to the TI/LC reserve account in the amount of $4,428.83 until such time as the funds in the reserve account reach $250,000.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Deerfield Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
LA Fitness	NR/NR/NR	49,015	46.1%	$863,661	45.9%	$17.62	6/30/2026	NA	NA	3, 5-year options
Cool Stuff Games	NR/NR/NR	5,450	5.1	87,200	4.6	16.00	6/30/2021	NA	NA	NA
Wendy’s	NR/B2/B	3,498	3.3	78,635	4.2	22.48	12/31/2020	$449	5.4%	5, 5-year options
Meat Emporium	NR/NR/NR	4,488	4.2	78,584	4.2	17.51	2/28/2020	NA	NA	1, 5-year option
Salon Centric	NR/NR/NR	2,850	2.7	66,861	3.6	23.46	12/31/2016	NA	NA	NA
Saman Arepas Bistro	NR/NR/NR	2,880	2.7	61,066	3.2	21.20	5/31/2017	NA	NA	NA
Uceda School	NR/NR/NR	3,231	3.0	59,774	3.2	18.50	1/31/2023	NA	NA	1, 5-year option
Avon Products Inc.	NR/NR/NR	2,900	2.7	58,696	3.1	20.24	12/31/2017	NA	NA	NA
Smile Solutions	NR/NR/NR	1,980	1.9	53,638	2.9	27.09	2/28/2019	NA	NA	NA
South Beach - SBT - Hunters Creek LLC	NR/NR/NR	2,500	2.4	52,800	2.8	21.12	12/31/2024	NA	NA	2, 5-year options
Ten Largest Owned Tenants		78,792	74.1%	$1,460,915	77.7%	$18.54
Remaining Owned Tenants		20,650	19.4	420,493	22.3	20.36
Vacant Spaces (Owned Space)		6,850	6.4	0	0	0.00
Total / Wtd. Avg. All Owned Tenants		106,292	100.0%	$1,881,407	100.0%	$18.92

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant Sales are as of December 31, 2014.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

136

deerfield plaza

The following table presents the lease rollover schedule at the Deerfield Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	2,850	2.7	2.7%	66,861	3.6	23.46	1
2017	8,610	8.1	10.8%	180,605	9.6	20.98	4
2018	2,677	2.5	13.3%	52,187	2.8	19.49	2
2019	12,629	11.9	25.2%	267,187	14.2	21.16	7
2020	11,040	10.4	35.6%	207,549	11.0	18.80	3
2021	6,890	6.5	42.1%	130,784	7.0	18.98	2
2022	0	0.0	42.1%	0	0.0	0.00	0
2023	3,231	3.0	45.1%	59,774	3.2	18.50	1
2024	2,500	2.4	47.4%	52,800	2.8	21.12	1
2025	0	0.0	47.4%	0	0.0	0.00	0
2026	49,015	46.1	93.6%	863,661	45.9	17.62	1
2027 & Thereafter	0	0.0	93.6%	0	0.0	0.00	0
Vacant	6,850	6.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	106,292	100.0%		$1,881,407	100.0%	$18.92	22

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Deerfield Plaza Property:

Historical Leased %(1)

	2012	2013	2014	2015	As of 2/29/2016
Owned Space	89.0%	87.3%	82.5%	85.2%	93.6%

(1)	As provided by the borrower which reflects average occupancy for the specified year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

137

deerfield plaza

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Deerfield Plaza Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 1/31/2016	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,659,896	$1,699,972	$1,598,507	$1,664,934	$1,844,864	$17.36
Contractual Rent Steps	0	0	0	0	36,543	0.34
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	137,000	1.29
Total Rent	$1,659,896	$1,699,972	$1,598,507	$1,664,934	$2,018,407	$18.99
Total Reimbursables	365,793	380,617	381,205	397,714	439,705	4.14
Other Income(3)	6,546	7,696	20,300	7,499	7,499	0.07
Less Vacancy & Credit Loss	0	0	0	(23,210)	(168,064)	(1.58)
Effective Gross Income	$2,032,235	$2,088,284	$2,000,013	$2,046,937	$2,297,548	$21.62
Total Operating Expenses	$411,033	$457,623	$448,416	$489,543	$487,242	$4.58
Net Operating Income	$1,621,202	$1,630,661	$1,551,596	$1,557,395	$1,810,305	$17.03
TI/LC	0	0	0	0	53,146	0.50
Capital Expenditures	0	0	0	0	15,944	0.15
Net Cash Flow	$1,621,202	$1,630,661	$1,551,596	$1,557,395	$1,741,215	$16.38

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of February 29, 2016 and contractual rent steps through November 30, 2016.

(3)	Other income includes signage income and other miscellaneous items.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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139

amsdell self storage – cincinnati portfolio

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller		CGMRC
Location (City/State)	Various, Various	Cut-off Date Principal Balance		$14,150,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$60.28
Size (SF)	234,747	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 12/31/2015(1)	85.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of12/31/2015(1)	85.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.08000%
Appraised Value	$18,490,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$2,176,714	Borrower Sponsors(3)	Robert J. Amsdell and Barry L. Amsdell
Underwritten Expenses	$936,204	Escrows
Underwritten Net Operating Income (NOI)	$1,240,510		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,200,348	Taxes	$42,485	$14,162
Cut-off Date LTV Ratio(2)	72.7%	Insurance	$0	$0
Maturity Date LTV Ratio	64.8%	Replacement Reserves	$0	$13,387
DSCR Based on Underwritten NOI / NCF	1.35x / 1.30x	Defered Maintenance	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.5%	Other(4)	$700,000	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$14,150,000	98.0%	Loan Payoff	$5,785,566	40.1%
Other Sources	283,561	2.0	Purchase Price	4,000,000	27.7
			Principal Equity Distribution	3,623,896	25.1
			Reserves	742,485	5.1
			Closing Costs	281,614	2.0
Total Sources	$14,433,561	100.0%	Total Uses	$14,433,561	100.0%

(1)	CubeSmart Self Storage – Taunton occupancy is based on the rent roll dated November 30, 2015.

(2)	The Cut-off Date balance was reduced by the amount of the $700,000 economic holdback reserve for purposes of calculating the Cut-off Date LTV Ratio.

(3)	Robert J. Amsdell and Barry L. Amsdell are the non-recourse carveout guarantors under the Amsdell Self Storage – Cincinnati Portfolio Loan.

(4)	Other reserve represents an upfront economic holdback reserve of $700,000 for (i) capital improvements during the first 35 months of the Amsdell Self Storage – Cincinnati Portfolio Loan and (ii) certain other costs. Disbursement requires a minimum debt yield of at least 9.0%.

The following table presents certain information relating to the Amsdell Self Storage – Cincinnati Portfolio properties:

Property Address	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
10000 Sam Neace Drive	Florence	KY	$4,290,000	65,125	88.6%	1997	NAP	$382,948
3951 Nine Mile Tobasco Road	Cincinnati	OH	3,800,000	73,125	83.5%	1998	NAP	314,550
33 Chandler Avenue	Taunton	MA	3,345,000	44,997	93.6%	1898	2000, 2016	274,965
2020 Northside Drive	Hebron	KY	2,715,000	51,500	76.9%	1994	NAP	227,886
Total / Wtd. Avg. Portfolio			$14,150,000	234,747	85.4%			$1,200,348

(1)	As provided by the borrowers and represents physical occupancy based on square footage as of December 31, 2015 for the Florence, Cincinnati and Hebron properties and as of November 30, 2015 for the Taunton property.

The following table presents certain information relating to historical leasing at the Amsdell Self Storage – Cincinnati Portfolio properties:

Historical Leased %(1)

Property Address	2012	2013	2014	2015
10000 Sam Neace Drive	75.7%	82.1%	88.9%	88.6%
3951 Nine Mile Tobasco Road	94.6%	89.7%	91.2%	83.5%
33 Chandler Avenue	80.8%	86.5%	90.1%	93.6%(2)
2020 Northside Drive	87.8%	87.2%	85.3%	76.9%
Total / Wtd. Avg. Portfolio	85.2%	86.4%	89.1%	85.4%

(1)	As provided by the borrowers and which reflects occupancy as of December 31 for the specified year unless otherwise indicated.

(2)	Based on the November 30, 2015 rent roll.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

140

amsdell self storage – cincinnati portfolio

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Amsdell Self Storage – Cincinnati Portfolio properties:

Cash Flow Analysis(1)

	2012(2)	2013	2014	2015(3)	Underwritten	Underwritten $ per SF
Base Rent	$1,860,054	$1,939,924	$2,090,083	$2,294,847	$2,031,705	$8.65
Gross Up Vacancy	0	0	0	0	338,381	1.44
Total Rent Revenue	$1,860,054	$1,939,924	$2,090,083	$2,294,847	$2,370,086	$10.10
Other Income(4)	155,682	227,246	259,096	262,273	263,717	1.12
Vacancy & Credit Loss	(390,787)	(404,058)	(336,802)	(381,851)	(457,089)	(1.95)
Effective Gross Income	$1,624,950	$1,763,111	$2,012,377	$2,175,270	$2,176,714	$9.27

Real Estate Taxes	$107,203	$172,392	$155,413	$161,001	$162,511	$0.69
Insurance	15,926	16,238	20,464	20,870	17,366	0.07
Management Fee	64,998	70,524	80,495	87,011	87,069	0.37
Other Operating Expenses	510,612	569,186	643,359	662,784	669,258	2.85
Total Operating Expenses	$698,739	$828,340	$899,731	$931,666	$936,204	$3.99

Net Operating Income	$926,211	$934,771	$1,112,646	$1,243,604	$1,240,510	$5.28
Replacement Reserves	0	0	0	0	40,162	0.17
Net Cash Flow	$926,211	$934,771	$1,112,646	$1,243,604	$1,200,348	$5.11

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Represents six months (July – December) annualized.

(3)	2015 cash flows are as of December 31, 2015 for the Florence, Cincinnati and Hebron properties and as of November 30, 2015 for the Taunton property.

(4)	Other Income consists of tenant paid insurance, U-Haul rental/commission, ancillary sales, cell tower income, garage income, and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

141

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus, including the description of risk factors contained in the Preliminary Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus, conducting such investigations as the investor deems necessary and consulting with the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Preliminary Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be a Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Non-Recourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a non-recourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial, multifamily and manufactured housing community mortgage loans, whether newly originated or held in portfolios, that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms (and their consolidated affiliates) (each, an “Affected Investor”) investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5% in the transaction; and (b) a requirement (the “Due Diligence Requirement”) that the Affected Investor has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the Affected Investor. Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU (the Alternative Investment Fund Managers Directive (the “AIFMD”)); (ii) will apply from January 1, 2016 to investments in securitizations by EEA insurance and reinsurance undertakings subject to the Solvency II Directive 2009/138/EC (“Solvency II”); and (iii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA undertakings for collective investment in transferable securities. Similar Requirements are not identical to the Retention Requirement and Due Diligence Requirement in CRR, and in particular, additional due diligence requirements apply to investors subject to AIFMD and Solvency II. Similar Requirements not yet in effect may, when they become effective, apply to securitization instruments already issued, including the certificates.

—	Prospective investors should be aware that none of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with the Retention Requirement or to take any other action which may be required by prospective investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the certificates may not be a suitable investment for Affected Investors or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer certificates or the price you may receive upon your sale of certificates.

—	The European Commission has recently published a legislative proposal for an EU framework for simple, transparent and standardized securitizations which, among other things, would repeal the risk retention requirements described above and replace them with a single regime. It is impossible to predict the effect that any such future changes would have on Affected Investors or the other types of EEA regulated investors mentioned above. Prospective investors are responsible for monitoring and assessing changes to the Retention Requirements, the Due Diligence Requirement and Similar Requirements.

—	Recent changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors and other participants in the asset-backed securities markets. In particular, new capital regulations, which were adopted by the U.S. banking regulators in July 2013 and began phasing in on January 1, 2014, implement (i) many aspects of the increased capital framework agreed upon by the Basel Committee on Banking Supervision (“BCBS”) in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” and also (ii) changes required by the Dodd-Frank Act. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. Additional phases of compliance began on January 1, 2015 and January 1, 2016, respectively. Further changes in capital requirements were announced by the BCBS in January 2016 and, when implemented in the United States, these changes may have an adverse effect on investments in asset-back securities. As a result of these regulations, investments in CMBS like the certificates by financial institutions subject to these regulations may result in greater capital charges to these financial institutions, and the treatment of CMBS for their regulatory capital purposes may otherwise be adversely affected. Such developments could reduce the attractiveness of investments in CMBS for such entities.

—	Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013, with conformance required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension). Although prior to the deadlines for conformance, banking entities were or are required to make good-faith efforts to conform their activities and investments to the Volcker Rule, the general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial, Multifamily and Manufactured Housing Community Lending Is Dependent on Net Operating Income

—	The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable to Repay Remaining Principal Balance on the Maturity Date

—	Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the mortgage loan at that time. A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases resulting from breaches of representations and warranties or material document defects or purchases by the holder of a subordinate companion loan or a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and (except for KGS-Alpha Real Estate Capital Markets, LLC and RAIT Funding, LLC, each of which has a back-up guarantor) the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the applicable sponsor (or sponsor guarantor, if applicable) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be (and there may exist from time to time) pending or threatened legal proceedings against, or disputes with, the borrowers, the property sponsors and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers or property sponsors must use property income or other income to pay judgments, legal fees or litigation costs. We cannot assure you that any litigation or dispute or any settlement of any litigation or dispute will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan to value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is”, “as stabilized”, “prospective market value upon stabilization”, “as-if complete”, “portfolio premium” or other values, prospective investors should consider that those assumptions may not be accurate and that the “as-is”, “as stabilized”, “prospective market value upon stabilization”, “as-if complete”, “portfolio premium” or other values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants and occupants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that terrorism insurance or the Terrorism Insurance Program will be available or provide sufficient protection against risks of loss on the mortgaged properties resulting from acts of terrorism.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

—	In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	An opinion of counsel will be rendered on the Closing Date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee, if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

—	The Bank of New York Mellon, a sponsor and an originator, is a New York State chartered bank, the deposits of which are insured by the FDIC. If The Bank of New York Mellon were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if The Bank of New York Mellon were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well. The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfer of the applicable mortgage loans by The Bank of New York Mellon to the depositor is not expected to qualify for the FDIC Safe Harbor. However, the FDIC Safe Harbor is non-exclusive. Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC. If GS Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the FDIA; likewise, if GS Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well. The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor will not qualify for the FDIC Safe Harbor. However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is (as stated above) non-exclusive.

—	Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, a Directing Holder, the Controlling Class Representative, any Companion Loan Holders and Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned with Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, Citigroup Global Markets Inc., one of the underwriters, and Citibank N.A., the certificate administrator) on the Closing Date in exchange for cash, derived from the sale of the offered certificates to investors, and/or in exchange for offered certificates. A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans. The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned with Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are each part of separate global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing affiliations and relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Citigroup Global Markets Inc., Goldman, Sachs & Co., Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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